UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.   )

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FTI CONSULTING, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (04-05)
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777 South Flagler Drive
Phillips Point
Suite 1500 West Tower
West Palm Beach, Florida 33401
(561) 515-1900

April 23, 2010

Dear Stockholder:

     You are cordially invited to attend the 2010 Annual Meeting of Stockholders of FTI Consulting, Inc. on June 2, 2010, at 9:30 a.m., Eastern Time, at its executive office located at 777 South Flagler Drive, Phillips Point, Suite 1500 West Tower, West Palm Beach, Florida 33401.

     This year we are pleased to continue to take advantage of the U.S. Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. As a result, on or about April 23, 2010, we began mailing or emailing to most of our stockholders of record on April 1, 2010 a Notice of Internet Availability of Proxy Materials instead of paper copies of this proxy statement and our 2009 Annual Report to Stockholders. On or about April 23, 2010, we also began sending a full set of the proxy materials and the 2009 Annual Report of Stockholders to stockholders who previously requested delivery of the materials in paper copy.

     Beginning this year, your vote is especially important because of a recent regulatory change. If you hold your shares with a broker, bank, fiduciary or other nominee, they cannot vote your shares for the election of directors unless you provide specific voting instructions. Whether or not you plan to attend this meeting, we urge you to communicate your voting decisions to your broker, bank, fiduciary or other nominee as soon as possible.

     If you plan to attend the meeting in person, please respond affirmatively to the request for that information on the Internet, or mark that box on the proxy card if you received a paper copy of the proxy statement. You will be asked to present valid picture identification, such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

     Whether or not you plan to attend the meeting in person, you can ensure that your shares are represented by promptly voting by telephone or the Internet, or by completing, signing, dating and returning your proxy card in the return envelope.

Sincerely,

Jack B. Dunn, IV
President and Chief Executive Officer

FTI CONSULTING, INC.
NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS

Date: June 2, 2010
Time: 9:30 a.m., ET
Place: FTI Consulting, Inc., Executive Office, 777 South Flagler Drive, Phillips Point, Suite 1500 West Tower, West Palm Beach, Florida 33401

Dear Stockholder:

     At the Annual Meeting, we will ask you to:
  elect as Class II directors the four nominees named in the proxy statement;

  approve the amendment to the FTI Consulting, Inc. 2009 Omnibus Incentive Compensation Plan to increase by 4,500,000 shares the number of shares of common stock authorized and reserved for issuance under the plan;

  ratify the retention of KPMG LLP as FTI Consulting, Inc.’s independent registered public accounting firm for the year ending December 31, 2010; and

  transact any other business as may properly come before the meeting or any adjournment or postponement thereof to the extent permitted by applicable law.
     The Board of Directors recommends a vote FOR the election of each of the four nominees for Class II director named in the proxy statement, FOR the approval of the amendment to the FTI Consulting, Inc. 2009 Omnibus Incentive Compensation Plan to increase by 4,500,000 shares the number of shares of common stock authorized and reserved for issuance under the plan, and FOR the ratification of the retention of KPMG LLP as FTI Consulting, Inc.’s independent registered public accounting firm for the year ending December 31, 2010.

     Stockholders of record at the close of business on April 1, 2010, will be entitled to notice of and to vote at the 2010 Annual Meeting and any adjournment or postponement of the meeting.

By Order of the Board of Directors,
Joanne F. Catanese
Associate General Counsel and Secretary
April 23, 2010

YOUR VOTE IS IMPORTANT

Every stockholder’s vote is important. Please vote as promptly as possible by using the Internet, the telephone or by completing, signing, dating and returning a proxy card even if you plan to attend the meeting in person.

777 South Flagler Drive
Phillips Point
Suite 1500 West Tower
West Palm Beach, Florida 33401
(561) 515-1900

April 23, 2010

——————————
PROXY STATEMENT FOR ANNUAL MEETING
——————————

     The 2010 Annual Meeting of Stockholders of FTI Consulting, Inc. will be held on June 2, 2010, at 9:30 a.m., Eastern Time, at FTI Consulting, Inc.’s executive office, located at 777 South Flagler Drive, Phillips Point, Suite 1500 West Tower, West Palm Beach, Florida 33401.

     Our Board of Directors is seeking a proxy to vote your shares of common stock at our 2010 Annual Meeting of Stockholders because you were a stockholder at the close of business on April 1, 2010, the record date, and are entitled to vote at the meeting. This proxy statement provides information that you should read before you vote on the proposals that will be presented to you at the 2010 Annual Meeting of Stockholders and is intended to assist you in deciding how to vote your shares.

     Beginning this year, your vote is especially important because of a recent regulatory change. If you hold your shares with a broker, bank, fiduciary or other nominee, they cannot vote your shares for the election of directors unless you provide specific voting instructions. Whether or not you plan to attend this meeting, we urge you to communicate your voting decisions to your broker, bank, fiduciary or other nominee as soon as possible.

     On or about April 23, 2010, we began mailing or emailing a Notice of Internet Availability of Proxy Materials containing instructions on how to access this proxy statement and our 2009 Annual Report to Stockholders online and we began sending a full set of the proxy materials and 2009 Annual Report to Stockholders to stockholders who previously requested delivery in paper copy.

INFORMATION ABOUT THE 2010 ANNUAL MEETING AND VOTING

Why am I receiving these proxy materials?

     As a stockholder, you are invited to attend the 2010 Annual Meeting of Stockholders and are entitled to vote on the items of business described in this proxy statement. The proxy materials include the proxy statement for that meeting and our 2009 Annual Report to Stockholders. If you received a paper copy of these materials by mail or email, the proxy materials also include a proxy card or voting instruction card for the annual meeting.

     The information in this proxy statement relates to the proposals to be voted on at the 2010 Annual Meeting of Stockholders, the voting process, the four nominees for Class II director named in this proxy statement, information about our Board and its Committees, the compensation of non-employee directors and our chief executive officer, chief financial officer and the three other most highly paid executive officers for the year ended December 31, 2009, and certain other information we are required to provide to you.

Why did I receive a Notice of Internet Availability of Proxy Materials?

     We are pleased to continue to use the U.S. Securities and Exchange Commission (“SEC”) rule that allows companies to furnish proxy materials over the Internet. As permitted under the SEC rule, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail or email to stockholders instead of paper copies of the proxy materials. All stockholders receiving the Notice will have the ability to access this proxy statement and our 2009 Annual Report to Stockholders for the fiscal year ended December 31, 2009 on a website referred to in the Notice or to request a printed set of these materials at no charge. Instructions on how to access these materials over the Internet or to request printed copies may be found in the Notice or the email accompanying the Notice.

     In addition, any stockholder may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to stockholders and will reduce the impact of annual meetings on the environment. A stockholder’s election to receive proxy materials by email will remain in effect until the stockholder terminates it.

Why did I receive a Notice by email?

     We are providing the Notice by email to those stockholders who have previously elected delivery of the proxy materials electronically. Those stockholders should have received an email containing a link to the website where the proxy materials are available and a link to the proxy voting website.

Can I vote my shares by filling out and returning the Notice?

     No. The Notice identifies the items to be voted on at the 2010 Annual Meeting but you cannot vote by marking and returning the Notice. The Notice provides instructions on how to vote by Internet, by telephone, by requesting a paper proxy card or by attending the meeting and submitting a ballot in person.

How can I access the proxy materials over the Internet?

     Your Notice will contain instructions on how to:
  view our proxy materials for the 2010 Annual Meeting of Stockholders on the Internet;

  view our 2009 Annual Report to Stockholders on the Internet; and

  instruct us to send future proxy materials to you electronically by email.
Why did I receive paper copies of the proxy materials and the 2009 Annual Report to Stockholders?

     We are providing some of our stockholders, including stockholders who have previously requested a paper copy of the proxy materials, and some of our stockholders who live outside of the United States, with paper copies of this proxy statement and the 2009 Annual Report to Stockholders instead of the Notice.

How can I request paper copies of the proxy materials and annual report?

     Stockholders will find instructions about how to obtain paper copies of the proxy materials and annual report on the Notice. Stockholders receiving an email will find instructions about how to obtain paper copies as part of the email. All stockholders of record on April 1, 2010 who do not receive a Notice by mail or email or information by email will receive paper copies of this proxy statement and the 2009 Annual Report to Stockholders.

When and where will FTI hold the 2010 Annual Meeting of Stockholders?

     FTI’s 2010 Annual Meeting of Stockholders will be held on Wednesday, June 2, 2010, at 9:30 a.m., Eastern Time, at FTI Consulting, Inc.’s executive office, located at 777 South Flagler Drive, Phillips Point, Suite 1500 West Tower, West Palm Beach, Florida 33401, telephone no. (561) 515-1900.

Who pays the costs of the proxy solicitation?

     FTI will pay the cost of soliciting proxies. In addition to the mailing and emailing of the Notice and these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our officers and employees, who will not receive any additional compensation for such solicitation activities.

     We also hired Georgeson Inc., located at 199 Water Street, New York, New York 10038, to assist us with the solicitation of votes. We will pay Georgeson a base fee of $8,000 plus customary costs and expenses for these services.

How many votes must be present to hold the 2010 Annual Meeting of Stockholders?

     On April 1, 2010, the record date for the 2010 Annual Meeting of Stockholders, 46,962,666 shares of our common stock were issued and outstanding. A quorum must be present at the Annual Meeting in order to transact business. A quorum will be present if a majority of the shares of common stock entitled to vote are represented at the Annual Meeting, either in person or by proxy. If a quorum is not present, a vote cannot occur, in which case the Annual Meeting may be adjourned until such time as a quorum is present. In deciding whether a quorum is present, abstentions and “broker non-votes” will be counted as shares of common stock that are present at the Annual Meeting.

What items of business will be voted on at the Annual Meeting?

     At the Annual Meeting, we will ask you to:
  elect as Class II directors the four nominees named in the proxy statement;

  approve the amendment to the FTI Consulting, Inc. 2009 Omnibus Incentive Compensation Plan to increase by 4,500,000 shares the number of shares of common stock authorized and reserved for issuance under the plan;

  ratify the retention of KPMG LLP as FTI Consulting, Inc.’s independent registered public accounting firm for the year ending December 31, 2010; and

  transact any other business as may properly come before the meeting or any adjournment or postponement thereof to the extent permitted by applicable law.
How do I vote my shares?

     You have one vote for each share of our common stock that you owned of record at the close of business on April 1, 2010. Even if you plan to attend the annual meeting in person, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to attend the meeting. By voting by proxy you will be directing the person or persons designated on the proxy card as your proxies to vote your shares of common stock at the Annual Meeting in accordance with your instructions.
  How can I vote in person? Shares held in your name as the stockholder of record may be voted in person at the annual meeting. To vote in person, you must attend the Annual Meeting and submit a ballot. Ballots for voting in person will be available at the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record may be voted in person at the annual meeting only if you obtain a legal proxy from the broker, bank or other nominee or fiduciary that holds your shares giving you the right to vote the shares.

  How can I vote by Internet? Stockholders who received a Notice by mail or email may submit proxies over the Internet by following the instructions on the Notice or the email. Stockholders who have received paper copies of the proxy materials, including a proxy card or voting instruction card may submit proxies over the Internet by following the instructions on the proxy card or voting instruction card. Internet voting is available 24 hours a day until 11:59 p.m., Eastern Time, on June 1, 2010. You will be given the opportunity to confirm that your instructions have been properly recorded.

  How can I vote by telephone? If you are a registered “record” stockholder, meaning that you hold your shares in certificate form or through an account with our transfer agent, American Stock Transfer & Trust Company, you may also vote by telephone by calling 1-800-690-6903, toll-free, and following the instructions. Telephone voting is available 24 hours a day until 11:59 P.M., Eastern Time, on June 1, 2010. Stockholders who are beneficial owners and who receive a paper voting instruction card may vote by telephone by calling the number specified on the voting instruction card provided by their broker, bank or other nominee or fiduciary. Those stockholders should check the voting instruction card for telephone voting availability.

  How can I vote by mail? Stockholders who have received a paper copy of a proxy card or voting instruction card may submit proxies by completing, signing and dating their proxy card or voting instruction card and returning it in the accompanying pre-addressed envelope. IF YOU DECIDE TO VOTE BY MAIL, YOUR PROXY CARD WILL BE VALID ONLY IF YOU COMPLETE, SIGN, DATE AND RETURN IT BEFORE THE ANNUAL MEETING DATE.
     If you vote via the Internet or by telephone, please do not return a paper proxy card to vote your shares.

What does it mean if I received more than one proxy card or instruction form?

     If you receive more than one proxy card or instruction form, it means that you have multiple accounts with our transfer agent and/or a broker, bank or other nominee or fiduciary or you may hold shares in different ways or in multiple names (e.g., joint tenancy, trusts and custodial accounts). Please vote all of your shares.

Will my shares be voted if I do not complete, sign, date and return my proxy card or voting instruction card?

     If you are a registered “record” stockholder and do not vote your shares by Internet, by telephone or by completing, signing, dating and returning a paper proxy card, you must attend the Annual Meeting in order to vote.

     If your shares are held in a brokerage account or by another nominee or fiduciary, you are considered the “beneficial owner” of shares held in “street name,” and must follow the voting instructions forwarded to you by or on behalf of your broker, bank or other nominee or fiduciary. Brokerage firms, banks and other fiduciaries or nominees are required to request voting instructions for shares they hold on behalf of customers and others. As the beneficial owner, you have the right to direct your broker, bank or other nominee or fiduciary how to vote and you are also invited to attend the Annual Meeting. We encourage you to provide instructions to your broker, bank or other nominee or fiduciary to vote your shares. Since a beneficial owner is not the record stockholder, you may not vote the shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or other nominee or fiduciary that holds your shares giving you the right to vote the shares at the meeting.

     Even if you do not provide voting instructions on your instruction form, if you hold shares through an account with a broker, bank or other nominee or fiduciary, your shares may be voted. Brokerage firms have the authority under New York Stock Exchange (“NYSE”) rules to vote shares for which their customers do not provide voting instructions on certain “routine” matters. Proposal 3, the ratification of the retention of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2010, is considered a routine matter for which brokers, banks or other nominees or fiduciaries may vote in the absence of specific instructions.

     When a proposal is not considered “routine” and the broker, bank or other nominee or fiduciary has not received voting instructions from the beneficial owner of the shares with respect to such proposal, such firm cannot vote the shares on that proposal. Under a recent NYSE rule amendment, Proposal 1 is no longer a “routine” matter as to which firms may vote in their discretion on behalf of clients who have not furnished voting instructions with respect to an uncontested director election. Proposal 2, to amend the FTI Consulting, Inc. 2009 Omnibus Incentive Compensation Plan to increase by 4,500,000 shares of common stock the number of shares of common stock authorized and reserved for issuance under the plan, is not considered routine and brokerage firms and other nominees or fiduciaries may not vote on Proposal 2 in the absence of specific instructions. Shares of common stock that a broker, bank or other nominee or fiduciary is not authorized to vote are counted as “broker non-votes.”

How will my shares of FTI common stock be voted if I do not specify my voting instructions on the proxy card?

     If you sign, date and return a proxy card but do not complete voting instructions for a proposal, then your shares will be voted with respect to such proposal by the named proxies as follows:
  FOR the election of the four nominees for Class II directors named in the proxy statement;

  FOR the approval of the amendment to the FTI Consulting, Inc. 2009 Omnibus Incentive Compensation Plan to increase by 4,500,000 shares the number of shares of common stock authorized and reserved for issuance under the plan;

  FOR the ratification of the retention of KPMG LLP as FTI Consulting, Inc.’s independent registered public accounting firm for the year ending December 31, 2010; and

  in accordance with the discretion of the named proxies on any other business that may properly come before the meeting or any adjournment or postponement thereof to the extent permitted by applicable law.
How can I revoke my proxy and change my vote prior to the meeting?

     You may change your vote at any time prior to the vote at the Annual Meeting. You may revoke or change your vote in any one of four ways:
  You may notify our Corporate Secretary, at FTI Consulting, Inc. 500 East Pratt Street, Suite 1400, Baltimore, MD 21202, in writing that you wish to revoke your proxy.

  You may submit a proxy dated later than your original proxy.

  You may attend the Annual Meeting and vote by ballot if you are a stockholder of record. Merely attending the Annual Meeting will not by itself revoke a proxy. You must submit a ballot and vote your shares of our common stock at the Annual Meeting.

  For shares you hold beneficially or in street name, you may change your vote by submitting a later dated voting instruction form to your broker, bank or other nominee or fiduciary, or if you obtained a legal proxy from your broker, bank nominee or fiduciary giving you the right to vote your shares, by attending the meeting and voting in person.

How many votes will be needed to approve each of this year’s proposals?

Proposal 1: Elect as Class II directors the four nominees named in the proxy statement
The nominees for election as Class II directors will be elected by a “plurality” of the votes cast at the meeting. This means that the four nominees who receive the highest number of “FOR” votes will be elected as the Class II directors.

Proposal 2: Approve the amendment to the FTI Consulting, Inc. 2009 Omnibus Incentive Compensation Plan to increase by 4,500,000 shares the number of shares of common stock authorized and reserved for issuance under the plan
Under Maryland law, approval of the amendment to the FTI Consulting, Inc. 2009 Omnibus Incentive Compensation Plan to increase by 4,500,000 shares the number of shares of common stock authorized and reserved for issuance under the plan requires a majority of the votes cast at the Annual Meeting to be voted “FOR” this proposal (provided that the total votes cast on Proposal 2 represents over 50% in interest of all securities entitled to vote on the proposal).

Proposal 3: Ratify the retention of KPMG LLP as FTI’s independent registered public accounting firm for the year ending December 31, 2010
Ratification of the retention of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2010 requires a majority of the votes cast at the Annual Meeting to be voted “FOR” this proposal.

What impact will abstentions, withheld votes and broker non-votes have on the proposals?

     Abstentions and broker non-votes will not be counted as votes cast either for or against Proposals 1 or 3 and will have no impact on the result of the vote for these Proposals.

     If you indicate “withhold authority to vote” for a particular director nominee on your proxy card, your withholding of authority will not count as a vote cast either for or against the nominee and will have no impact on the election of a director.

     Approval of Proposal 2 requires that a majority of the votes cast at the 2010 Annual Meeting to be voted “for” that proposal and that total votes cast represent over 50% in interest of all securities entitled to vote on such proposal. Under the NYSE stockholder approval requirements, abstentions are treated as votes cast. Accordingly, abstentions will have the effect of a vote against Proposal 2. Moreover, broker non-votes are not counted as votes cast under the NYSE stockholder approval requirement, which could prevent the Company from satisfying the requirement that the total votes cast on Proposal 2 represent over 50% in interest of all securities entitled to vote on that proposal.

How does the Board recommend that I vote?

     Our Board recommends that you vote your shares:
  FOR the election of the four nominees for Class II director named in the proxy statement;

  FOR the approval of the amendment to the FTI Consulting, Inc. 2009 Omnibus Incentive Compensation Plan to increase by 4,500,000 shares the number of shares of common stock authorized and reserved for issuance under the plan; and

  FOR the ratification of the retention of KPMG LLP as FTI Consulting, Inc.’s independent registered public accounting firm for the year ending December 31, 2010.
ADDITIONAL INFORMATION

     On or about April 23, 2010, we began sending a Notice of Internet Availability of Proxy Materials, including Internet availability of the 2009 Annual Report to Stockholders, or the 2009 Annual Report to Stockholders in paper copy, to FTI stockholders of record on April 1, 2010. The Annual Report to Stockholders does not constitute a part of the proxy solicitation material. The Annual Report to Stockholders provides you with additional information about FTI. A copy of FTI’s 2009 Annual Report to Stockholders is available on FTI’s website at http://www.fticonsulting.com, under About FTI – Governance – Corporate Literature. FTI’s Annual Report on Form 10-K for the year ended December 31, 2009, as well as other information, is also available on our website at: http://www.fticonsulting.com, under Investor Relations – SEC Filings.

PROPOSALS TO BE PRESENTED AT THE ANNUAL MEETING

     We will present the following three proposals at the 2010 Annual Meeting of Stockholders. We have described in this proxy statement all the proposals that we expect will be made at the Annual Meeting. If we or a stockholder properly presents any other proposal at the meeting, we will, to the extent permitted by applicable law, use your proxy to vote your shares of common stock on the proposal in our best judgment.

PROPOSAL NO. 1 — ELECT AS CLASS II DIRECTORS THE FOUR NOMINEES NAMED IN THE PROXY STATEMENT

     Our Board is divided into three classes. We currently have nine directors, with Class I having two directors, Class II having four directors and Class III having three directors. The members of each class are elected for three-year terms. The terms of each class expire at successive meetings so that stockholders elect one class of directors at each annual meeting. Class II directors will stand for election by stockholders at the 2010 Annual Meeting. The terms of the Class III directors and Class I directors will expire at the annual meetings of stockholders to be held in 2011 and 2012, respectively. See “Information About the Board of Directors and Committees – Nominating and Corporate Governance Committee – Director Nomination Process – Identification and Nomination of Candidates as Class II Directors for Election at 2010 Annual Meeting of Stockholders” for a discussion of the director qualification, identification, nomination and appointment process.

     Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated the following four persons for election as Class II directors at the 2010 Annual Meeting of Stockholders:

Brenda J. Bacon

James W. Crownover

Dennis J. Shaughnessy

George P. Stamas

     Ms. Bacon and Messrs. Crownover, Shaughnessy and Stamas currently are members of Class II of the Board. Ms. Bacon and Mr. Crownover have been directors since 2006 and Messrs. Shaughnessy and Stamas have been directors since 1992. The Board has affirmatively concluded that Ms. Bacon and Mr. Crownover qualify as independent directors under our Categorical Standards of Director Independence and the independence standards established under Section 303A of the NYSE corporate governance rules. The Board has concluded that Mr. Stamas, a partner with Kirkland & Ellis LLP (“K&E”), should not be considered independent in light of corporate legal services provided by K&E to the Company and anticipated future services. Mr. Shaughnessy is the executive Chairman of the Board of the Company and as a member of management does not qualify as independent. More detailed information about the Board’s determination of director independence is provided in the section of this proxy statement titled “Information About the Board of Directors and Committees — Independence of Directors.”

     Each of the four nominees for Class II director, if elected, will serve for a three-year term until the annual meeting of stockholders in 2013. We do not know any reason why any nominee would be unable to serve as a director. If any of the nominees cannot serve for any reason (which is not anticipated), the Nominating and Corporate Governance Committee may identify and recommend a candidate or candidates to the Board as a potential substitute nominee or nominees. If that happens, we will vote all valid proxies for the election of the substitute nominee or nominees designated by the Board. Alternatively, the Board may determine to keep a vacancy open or reduce the size of the class of directors. Proxies cannot be voted for a greater number of persons than the number of nominees named.

     More detailed information about each of the nominees is provided in the section of this proxy statement titled “Information About the Board of Directors and Committees – Information About the Nominees for Class II Director and The Other Directors.”

The Board of Directors Unanimously Recommends That You Vote FOR the Election of
All the Nominees as Class II Directors.

PROPOSAL NO. 2 — APPROVE THE AMENDMENT TO THE FTI CONSULTING, INC. 2009 OMNIBUS INCENTIVE COMPENSATION PLAN TO INCREASE BY 4,500,000 SHARES THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED AND RESERVED FOR ISSUANCE UNDER THE PLAN

     We are asking our stockholders to approve the amendment of the FTI Consulting, Inc. 2009 Omnibus Incentive Compensation Plan (“2009 Plan”) to increase the number of shares of FTI common stock that FTI may issue under the 2009 Plan by 4,500,000 shares to 6,000,000 shares. All of the additional shares may be used to make stock-based awards, including restricted and unrestricted stock awards. Our Board of Directors authorized the additional shares under the 2009 Plan on March 31, 2010, subject to the approval of our stockholders at this meeting. If the requisite stockholder approval is not received, we will continue to administer the 2009 Plan in accordance with its current terms and conditions.

     These additional shares are necessary to allow the Company to continue the use of equity as a significant component of its compensation and incentive programs. The Company believes that these programs, particularly the inclusion of a significant equity component of compensation, have had a significant positive impact on the Company’s recruitment, motivation and retention of its high caliber executives and professionals and have contributed positively to the Company’s financial results and growth.

     As a professional services company dependent upon the high quality of our people, the Company relies heavily on its ability to continue to provide competitive compensation to attract, motivate and retain the highest caliber executives and professionals required to generate strong financial results and build FTI’s market position and brand. Over the years, we have carefully developed various multi-faceted compensation and incentive programs in which equity is a key component of total compensation. Among other things, we believe that this equity aligns our professionals’ long-term interests with those of the Company’s stockholders. In addition, the Company uses equity to compete more effectively for top talent and to maintain its strong base of highly talented professionals.

     The expansion of the equity-based award programs (and the need for additional shares at this time) reflects our substantial growth as a company. In addition, through our judicious administration of the 2009 Plan, the terms of our equity-based incentive programs and our past practice of repurchasing shares of our common stock in the market, from time to time, as conditions warrant, we have sought to ensure that our stock-based awards promote overall stockholder value and align the interests of our employees and our stockholders more closely than would be possible with a program more heavily dependent upon cash compensation. Stockholders should consider the following key reasons why the Company believes that approving additional shares so that we may continue with our equity-based compensation programs is vital to the future success of the Company:
  Equity-based compensation is necessary to recruit and retain revenue generating professionals and expand our business through strategic acquisitions. As a professional services company, the Company’s ability to use equity-based compensation is vital to attract and retain our executives and revenue generating professionals and to expand our business through the strategic acquisition of professional services businesses. Competition for professionals with the level of expertise, specialization and education that we employ is intense. Many of our competitors are privately-owned companies, including the “Big Four” accounting firms, private consulting partnerships, private banks and investment banks, and private equity firms. These competitors can offer partnership and other equity incentives to recruit and retain professionals. We believe that if additional equity is not available, FTI will be at a significant disadvantage with respect to hiring and retaining revenue generating professionals and making strategic acquisitions. This, in turn, may negatively affect our future growth and the development of our business.

  Our equity incentive compensation program for key employees directly contributes to our growth and lower employee turnover. We credit our Senior Managing Director Incentive Compensation Program (“ICP”), which provides for stock option and restricted stock awards on admission into the program and, thereafter, annual stock option and restricted stock awards to participants in the program as a result of deferral of cash bonuses, as directly contributing to the significant growth of our business during the past five years. By aligning the annual equity awards to the participant’s annual bonus compensation, we motivate the participant to grow the Company’s business and improve net income. In addition, all equity awards made under the ICP are subject to vesting conditions ranging from three to five years and long-term stock ownership conditions that must be met in order for certain awards to vest. Therefore, a significant portion of each participant’s compensation is subject to investment risk, just like our stockholders. The

Company believes that the potential for admission into the ICP operates as a key recruiting and retention tool of both senior and junior professionals and has directly contributed to the reduction of turnover of senior managing directors and equivalent level professionals that we have experienced from 8.8% in 2005 to 3.3% in 2009.
  Our equity-based compensation programs align the interests of our executives and employees with those of our stockholders more efficiently than cash compensation. We believe that a significant equity-based compensation component is critical because equity-based awards:
  create commonality of interest between our executives and professionals and the growth of our business and increasing value to our stockholders;

  are an efficient way of aligning compensation to increases in stockholder value and financial metrics;

  reward continuous improvement in earnings and growth in stockholder value; and

  can be designed to incentivize different goals based on an officer’s and employee’s duties and contributions to company performance more efficiently than cash.
If we are unable to continue to pay a significant portion of our overall incentives with equity awards, these benefits of our overall compensation program will be diminished, and our incentive awards may be less effective in promoting behavior that supports our growth and increases in stockholder value.
  The Company has significantly reduced the potential impact of dilution by repurchasing a significant number of our shares in the open market over the past five years. From 2005 through 2010, the Company has repurchased 7,448,484 shares of common stock in the open market for an aggregate purchase price of $307.3 million, thereby significantly offsetting any potential dilution from the award of stock options and restricted stock during that same period. During the same period, an aggregate of 2,403,000 stock-based awards and stock options exercisable for 5,541,00 shares of our common stock, were awarded under our equity compensation plans to incentivize our executives and other professionals. The Company has authorization to repurchase additional shares of common stock with an aggregate value of up to $250.0 million through November 2011.

  The 2009 Plan incorporates best practice plan terms and governance standards. The 2009 Plan does not (i) provide for the automatic reload of stock options, (ii) permit the repricing of stock options and stock appreciation rights without the approval of stockholders, (iii) contain an evergreen provision, (iv) permit loans to plan participants to finance the acquisition of shares or (iv) permit the grant of stock options with an exercise price per share less than 100% of the fair market value of a share of our common stock on the date of grant.

  The Company’s long-term growth and operating results support the addition of shares of common stock to the 2009 Plan. As the following charts illustrate (i) our revenue generating headcount grew from 1,005 as of December 31, 2005, to 1,596 as of December 31, 2006, 1,954 as of December 31, 2007, 2,521 as of December 31, 2008, and 2,638 as of December 31, 2009 for a compound annual growth rate (“CAGR”) of 27.3%, (ii) our annual revenue increased from $539.5 million for fiscal 2005, to $707.9 million for fiscal 2006, $1.0 billion for fiscal 2007, $1.3 billion for fiscal 2008 and $1.4 billion for fiscal 2009, reflecting a CAGR of 26.9%, and (iii) stockholders equity has grown from $471.5 million as of December 31, 2005, to $577.1 million as of December 31, l 2006, $978.3 million as of December 31, 2007, $1.128 billion as of December 31, 2008, and $1.104 billion as of December 31, 2009, for a CAGR of 23.7%, such that $100,000 invested in our common stock on March 30, 2005 would have grown to approximately $227,716 on December 31, 2009, based on the closing price of FTI common stock as reported on the NYSE for that day of $47.16 per share.

     If Proposal 2 is not approved by stockholders and, as a result, we are not able to continue granting stock-based awards at the levels required by our current compensation programs or necessary to support the ongoing development of our business, we will have to use more of our cash to fund incentive payments. Cash compensation may not incentivize our professionals, or align their interests with those of our stockholders, as effectively as equity. In addition, we use the prospect of admission into the ICP as a key recruiting and retention tool of both senior and junior professionals. If the equity-based component of awards in the ICP is significantly reduced or eliminated, we believe that the ICP will be less successful as a recruiting and retention tool, since such key employees may not perceive cash as having the same potential for substantial long-term increases in value as our equity. Finally, if the Company adopts equity-like incentive programs payable in cash, the Company may face more variability in its periodic earnings due to accounting requirements applicable to such cash-based awards, which differ from the accounting requirements applicable to equity-based awards.

DESCRIPTION OF THE 2009 PLAN

Summary

     The following is a summary of the 2009 Plan (as amended and restated). The following general summary is qualified in its entirety by the complete text of the 2009 Plan attached to this proxy statement as Appendix A. You may request a copy of the 2009 Plan, free of charge, from the Corporate Secretary of FTI Consulting, Inc., at 500 East Pratt Street, Suite 1400, Baltimore, Maryland 21202, telephone no. (410) 951-4800.

Shares Available; Limitation on Issuance of Stock-Based Awards

     As of April 1, 2010, the record date, (i) 54,146 authorized shares of common stock remain available under the 2009 Plan, all of which may be used for stock-based awards, including restricted and unrestricted stock awards, (ii) no authorized shares remain available under the FTI Consulting, Inc. 2006 Global Long-Term Incentive Plan, as Amended and Restated Effective May 14, 2008 (the “2006 Plan), and (iii) no authorized shares remain available for award under the FTI Consulting, Inc. 2004 Long-Term Incentive Plan, as Amended and Restated Effective May 14, 2008 (the “2004 Plan”).

     The proposed amendment would increase the total number of shares authorized under the 2009 Plan by 4,500,000 up to 6,000,000 shares, and the total number of shares available for stock-based awards (including restricted stock and performance-based stock awards) following the amendment of the 2009 Plan by 4,500,000 up to 5,400,000 shares.

     The maximum number of shares of our common stock granted during any calendar year to any one individual under the 2009 Plan will be limited to 200,000 shares of our common stock per type of award. Such per-individual limit will not be adjusted for any award (and related shares of common stock) of an individual who has been terminated, surrendered or canceled.

     The maximum dollar award that may be paid to any one individual as cash-based awards under the 2009 Plan in any year shall not exceed the aggregate amount of $15.0 million.

     The maximum number of shares of our common stock as to which awards may be granted, in the aggregate and with respect to any type of award, the maximum number of shares with respect to which awards may be granted during any one calendar year to any individual, and the number of shares covered by and the exercise price and other terms of outstanding awards, shall be subject to adjustment in the event of a corporate transaction affecting our common stock, or our capitalization, by reason of a spin-off, split-up, dividend, recapitalization, merger, consolidation, share exchange or other similar transaction, or a stock dividend, stock split, reverse stock split, issuance of rights or warrants or other similar events. Shares of common stock that relate to awards that have been settled in cash, terminate or expire unexercised, are withheld to pay taxes, are withheld to pay the exercise price of stock option and stock appreciation rights, or are repurchased, surrendered or otherwise forfeited will be restored to the 2009 Plan and, thereafter, will be available for future awards; provided, however, that any shares that are repurchased by us in connection with any award or that are otherwise forfeited after issuance will not be available for purchase pursuant to incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). The shares of common stock to be issued under the 2009 Plan will come from authorized but unissued shares of our common stock, treasury shares or our open market purchases of our common stock.

Plan Administration; Terms of Awards

     The 2009 Plan will be administered by a committee of the Board comprised of directors who are “independent directors” for purposes of the applicable exchange requirements, who are “outside directors” within the meaning of Section 162(m) of the Code (“Code Section 162(m)”), and who are “non-employee directors” within the meaning of Rule 16b-3 promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The administrator has the sole authority to interpret the 2009 Plan and set the terms of all awards under the 2009 Plan, including the authority to: (1) determine the eligible persons to whom, and the time or times at which awards shall be granted; (2) determine the types of awards to be granted; (3) determine the number of shares to be covered by or used for reference purposes for each award; (4) impose such other terms, limitations, restrictions and conditions upon any award as the administrator shall deem appropriate; (5) establish the performance goals and payment terms of performance-based awards; (6) determine conclusively whether (and, if applicable, when) a participant is a “specified employee” or “disabled” (as each term or terms of similar import are defined in the 2009 Plan), or has experienced a “separation from service” or “unforeseeable emergency” (as each term is defined in the 2009 Plan), and shall make such determination consistent with Section 409A of the Code (“Code Section 409A”); (7) accelerate or otherwise change the time in which an award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an award; provided, however, that no such acceleration or waiver shall be allowed with regard to a “deferral of compensation” within the meaning of Code Section 409A, except as otherwise permitted thereunder; and (8) establish objectives and conditions, if any, for earning awards and determining whether awards will be paid after the end of a performance period.

No Stock Option and Stock Appreciation Right Reloads, Repricings or Cancellations

     The 2009 Plan does not provide for the automatic reload of stock options once they are exercised. In addition, the 2009 Plan prohibits the repricing, replacement or regrant of any stock options or stock appreciation rights granted under the 2009 Plan, (i) through cancellation and replacement or regrant with lower priced options or stock appreciation rights, (ii) through exchange, replacement or buyouts of awarded options or stock appreciation rights with cash, or (iii) by lowering the option exercise price or stock appreciation right base price of previously granted awards, without the prior approval of our stockholders.

No Annual “Evergreen” Provision

     The 2009 Plan provides for a fixed allocation of shares of common stock.

No Loans

     The 2009 Plan does not authorize FTI to make loans to plan participants to finance the acquisition of shares.

No Discount Stock Options

     The 2009 Plan prohibits the grant of a stock option with an exercise price of less than the fair market value of a share of our common stock on the date of grant.

Types of Awards and Grants

     Pursuant to written award agreements, and subject to the provisions of the 2009 Plan, the administrator may award stock options (including nonstatutory and incentive stock options), stock appreciation rights, restricted and unrestricted stock, stock and cash-based phantom stock, performance awards, other incentive and stock-based awards, and cash-based awards, or any combination thereof as described below:

a.	Stock Options. A stock option represents the right to purchase a share of common stock at a predetermined exercise price. The administrator, in its discretion, may grant nonstatutory stock options or incentive stock options to qualified participants. The administrator will set the terms of each stock option, including the number of shares, exercise price, vesting period and option duration, but in no event will any option term exceed ten years. All options must have an exercise price at least equal to the closing price of one share of FTI common stock as reported on the NYSE (or other principal securities exchange on which shares of our common stock are then listed) on the date of grant. The administrator, in its sole discretion, in the applicable award agreement may authorize stock options to be exercised, in whole or in part, by payment in full of the exercise price in cash, or by delivery of previously owned shares of common stock, or through a broker cashless exercise program.

b.	Stock Appreciation Rights. The administrator may from time to time grant to eligible participants awards of stock appreciation rights (“SARs”). A SAR entitles the recipient to receive a payment having an aggregate value equal to the product of (1) the excess of (A) the fair market value on the exercise date of one share of common stock over (B) the base price per share specified in the applicable award agreement, times (2) the number of shares specified by the SAR, or portion thereof, which is exercised. Payment of the amount payable upon any exercise of a SAR may be made by the delivery of shares of common stock or cash, or any combination of shares of common stock and cash, as determined in the sole discretion of the administrator. If upon settlement of the exercise of a SAR the holder is to receive a portion of such payment in shares of common stock, the number of shares will be determined by dividing such portion by the fair market value of a share of common stock on the exercise date. No fractional shares will be used for such payment and the administrator will determine whether cash will be given in lieu of such fractional shares or whether such fractional shares will be eliminated. For purposes of counting against the aggregate share limitation of the 2009 Plan, SARs to be settled in shares of common stock will be counted based upon the number of actual shares issued upon settlement of the SARs.

c.	Stock Awards. Restricted stock awards consist of shares of common stock that are awarded to a participant and that are subject to forfeiture or vesting during a pre-established period if certain conditions are met. Unrestricted stock awards consist of shares of common stock that are not subject to forfeiture or vesting conditions. Restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered so long as it is subject to forfeiture or has not vested. A holder of restricted stock will generally have all the rights of a holder of shares of common stock, including the right to receive any dividends and to vote, even during the restricted period. Any dividends with respect to shares of restricted stock that are payable in shares of common stock will be paid in the form of shares of restricted stock and any cash dividends with respect to shares of restricted stock will be reserved and held by us for the holder and paid upon the satisfaction of applicable vesting conditions in a manner consistent with the requirements of Code Section 409A.

d.	Phantom Stock. Phantom stock awards, including phantom stock units, restricted stock units and stock units are full value awards denominated in stock-equivalent units. The amount and terms of a stock unit award will be set by the administrator pursuant to a written award agreement. Stock units granted to a participant will be credited to a bookkeeping reserve account solely for accounting purposes, and will not require a segregation of any of our assets. An award of stock units may be settled in shares of our common stock, in cash, or in a combination of shares of common stock and cash, as determined in the sole discretion of the administrator. Except as otherwise provided in the applicable award agreement, in the sole discretion of the administrator, the holder of stock units will not have any rights of a stockholder with respect to any shares of common stock represented by a stock unit solely as a result of the grant of a stock unit.

e.	Performance Awards. Performance awards are awards of cash, shares of common stock, or a combination of cash and shares of common stock, which become vested or payable upon the satisfaction of pre-determined performance goals over the pre-determined performance period established by the administrator. The performance goals will be based on one or more of the following criteria: earnings before interest, taxes, depreciation and amortization, or EBITDA, stock price, earnings per share, net earnings, operating or other earnings, profits, revenues, net cash flow, financial return ratios, return on assets, stockholder return, return on equity, growth in assets, market share or strategic business criteria consisting of one or more objectives based on meeting specified goals such as business or operating goals, revenue or other financial goals, market penetration goals, geographic business expansion goals or goals relating to acquisitions or strategic partnerships. Upon completion of a performance period, the administrator will determine whether the performance goals have been met within the established performance period, and certify in writing to the extent such goals have been satisfied.

f.	Other Stock-Based Awards. Other stock-based awards are awards, which are denominated or valued in whole or in part by reference to, or otherwise based on or related to, the value of our common stock. Other stock-based awards may be denominated in cash, in shares of common stock or other securities, in stock-equivalent units, in stock appreciation units, in securities or debentures convertible into shares of common stock, or in any combination of the foregoing and may be paid in shares of common stock or other securities, in cash, or in a combination of shares of common stock or other securities and cash, all as determined in the sole discretion of the administrator. The administrator will set the terms and amounts of other stock-based awards, if any, pursuant to a written award agreement.

g.	Other Cash-Based Awards. The administrator may from time to time grant cash-based awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. Cash-based awards shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of our assets, and will be payable in only cash.

Other Changes to 2009 Plan

     Other amendments authorized by our Board on March 31, 2010 include revisions to: (a) eliminate limits on the percentage of (i) stock-based awards (other than performance-based awards) that may be issued with vesting terms of less than three years and (ii) performance-based stock awards that may be issued with vesting terms of less than one year and (b) eliminate conditions on the administrator’s ability to accelerate vesting of awards. None of the foregoing amendments required the consent of stockholders and they are not being submitted to stockholders for approval at this meeting.

Incentive Stock Option Limits

     For purposes of the grant of incentive stock options under the 2009 Plan, (i) only the first $100,000 of shares of common stock (valued as of the date of grant) that become exercisable under an individual’s incentive stock options in a given year will be eligible to receive incentive stock option tax treatment, (ii) the exercise price must be at least equal to 100% of the fair market value of the shares on the date of grant of the option (or, in the case of incentive stock options granted to a ten percent (10%) stockholder of FTI, at least 110% of the fair market value of a share of our common stock on the date of grant), and (iii) the maximum term of an incentive stock option is ten years from the date of grant (or, in the case of incentive stock options granted to a ten percent (10%) stockholder of FTI, five years from the date of grant).

No Separate Consideration

     FTI will not receive separate consideration for the granting of awards under the 2009 Plan, other than related to the services the participants provide or as otherwise required by applicable law.

Change in Control

     In the event of any transaction resulting in a “change in control” (as defined in the 2009 Plan) of FTI, outstanding stock options and other awards that are payable in or convertible into common stock under the 2009 Plan will terminate upon the effective time of such change in control unless provision is made in connection with the transaction for the continuation or assumption of such awards by, or for the substitution of equivalent awards of, the surviving or successor entity or parent thereof. In the event of such termination, (i) the outstanding stock options and other awards that will terminate upon the effective time of the change in control will become fully vested immediately before the effective time of the change in control and (ii) the holders of stock options and other awards under the 2009 Plan will be permitted, immediately before the change in control, to exercise or convert all portions of such stock options or other awards under the 2009 Plan that are then exercisable or convertible or which become exercisable or convertible upon or immediately prior to the effective time of the change in control. The administrator may, in its discretion, provide for a different treatment of outstanding awards in the applicable award agreement.

Amendments and Termination

     The Board may terminate, amend or modify the 2009 Plan or any portion thereof at any time; provided, however, that without approval of our stockholders, no such amendment or modification will be made that (a) increases the total number of shares of common stock that may be granted under the 2009 Plan, in the aggregate, with respect to any type of award, or with respect to any individual during any one calendar year (except in each case for adjustments to common stock for corporate transactions or other events such as stock splits, reverse stock splits and stock dividends, as provided in the 2009 Plan) or (b) is required to be submitted to stockholders for approval under applicable law or the rules of the SEC and/or NYSE (or other principal securities exchange on which shares of our common stock are then listed). Except as otherwise determined by the Board, termination of the 2009 Plan will not affect the administrator’s ability to exercise the powers granted to it hereunder with respect to awards granted under the Plan prior to the date of such termination. The administrator may take such actions as it deems appropriate to ensure that the 2009 Plan and awards made thereunder comply with any tax, securities or other applicable laws. In general, no amendment or termination of the 2009 Plan will adversely affect the rights of a participant that has been established prior to such amendment or termination absent the written consent of the affected participant.

Vesting and Transferability of Awards

     Subject to the limitations of the 2009 Plan, the administrator, in its discretion, has the general authority to enact terms and conditions with respect to the vesting or exercisability of an award during and following the end of a participant’s employment or other relationship with FTI or its subsidiaries or affiliates. In general, no award under the 2009 Plan may be subject in any manner to sale, transfer, assignment, pledge, attachment, garnishment or other alienation or encumbrance of any kind, other than by will or by the laws of descent and distribution.

Eligibility and Awards

     As of April 1, 2010, nine executive officers, seven non-employee directors and approximately 3,415 employees, including 290 senior managing directors and five practice leaders, as well as individual service providers of FTI and our subsidiaries, are eligible to participate in the 2009 Plan. The administrator has the authority to select participants and to determine the amount, type and terms of each award granted under the 2009 Plan. The administrator may also grant new awards to replace outstanding options or other equity-based compensation when we acquire another company and, where appropriate, to mirror the terms of those replaced options or other equity-based compensation awards.

     We have certain programs in place that provide for programmatic or standing equity awards each year. Programs for key professionals include the ICP, which provides for payments upon the execution and annually during the term of their employment agreements in the form of stock options and restricted stock awards, and the deferred compensation program, which provides for voluntary annual deferrals of cash bonus compensation in the form of stock units that will be paid out in shares of common stock on a one-for-one basis upon a separation from service event or elected payment date. The administrator has approved automatic quarterly awards of shares of restricted stock with a value equivalent to $250,000 to our Chief Executive Officer. In addition, our Non-Employee Director Compensation Plan provides that non-employee directors will receive an annual equity award in the form of restricted shares (or restricted stock units if a deferral election is made) with a value of $250,000 on each annual meeting date so long as he or she continues as a director following such annual meeting. We are unable to predict the number of shares that we will need to fund those awards at this time because they are dependent on the value per share of our common stock, nor can we predict the number of shares that will be used to fund other equity awards granted at the discretion of the administrator.

     The following table sets forth the aggregate number of stock option, restricted stock and performance-based stock awards granted under the 2006 Plan and 2009 Plan during the year ended December 31, 2009, to each of our named executive officers (“NEOs”), all executive officers as a group, all directors who are not executive officers as a group and our non-executive officer employee group. The fair market value of one share of FTI common stock on April 1, 2010, as reported on the NYSE for that day, was $38.97.

	Stock Awards		Option Awards
Aggregate
Number of
Shares of
	Restricted	Aggregate	Aggregate	Weighted	Aggregate
	Stock,	Dollar	Number	Average	Dollar
	Restricted	Value of	of Shares	Exercise	Value of
	Stock Units	Stock	Underlying	Price Per	Option
	or Stock	Awards	Option	Share	Award
	Units	($) (1)	Awards	($)	($) (1)
Name and Position as of April 1, 2010	(a)	(b)	(c)	(d)	(e)
Jack B. Dunn, IV,	20,727 (2)	999,928	—	—	—
President and Chief Executive Officer

Dennis J. Shaughnessy,	33,692	1,499,967	—	—	—
Executive Chairman of the Board

Jorge A. Celaya, (3)	—	—	—	—	—
Executive Vice President and
Chief Financial Officer

Dominic DiNapoli,	—	—	—	—	—
Executive Vice President and
Chief Operating Officer

Roger D. Carlile, (4)	—	—	—	—	—
Executive Vice President and
Chief Administrative Officer

Executive Group (10 persons)	54,419	2,499,895	15,000	37.83	172,587

Non-Executive Director Group (7 persons)	20,455	1,035,423	—	—	—

Non-Executive Officer Employee Group	1,250	47,288	—	—	—
(5 persons)
____________________

(1)	Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.

(2)	Includes automatic standing restricted stock awards authorized by our Compensation Committee on July 31, 2008, pursuant to our 2006 Plan, with a value equivalent to $250,000, which number of shares of restricted stock has been determined by dividing (i) $250,000, by (ii) the closing price per share of FTI common stock as reported on the NYSE for the day following the date of the relevant quarterly and annual FTI earnings release. See “Executive Officers and Compensation – Compensation Discussion and Analysis – NEO Compensation – 2009 Equity Compensation – Standing Equity Awards to our CEO”.

(3)	Mr. Celaya joined FTI on July 9, 2007 and was employed by FTI until March 2010.

(4)	Mr. Carlile was our Executive Vice President and Chief Human Resources Officer until March 24, 2010.

U.S. FEDERAL INCOME TAX CONSEQUENCES

     The following summary is intended only as a general guide to the U.S. federal income tax consequences of incentive stock options and nonstatutory stock options, which are authorized for grant under the 2009 Plan, under current law. It does not attempt to describe all possible federal or other tax consequences of participation in the 2009 Plan or tax consequences based on particular circumstances. The tax consequences may vary for non-U.S. awards.

Incentive Stock Options

     An option holder recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Code Section 422. However, an option holder may be subject to the alternative minimum tax if the fair market value of our common stock on the date of exercise exceeds the option holder’s purchase price for the shares. Option holders who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon a sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If an option holder satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If an option holder disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the option holder will normally recognize ordinary income in the tax year during which the disqualifying disposition occurs equal to the lesser of the difference between (i) the fair market value of the shares on the date of exercise and the purchase price of such shares, and (ii) the sales price and the purchase of such shares. The option holder will normally also recognize a capital gain equal to the difference, if any, between the sales price and the fair market value of such shares on the exercise date. However, if a loss is recognized on the sale (i.e., the sales price is less than the purchase price of the disposed shares), the option holder will not recognize any ordinary income and such loss will be a capital loss. Any ordinary income recognized by the option holder upon the disqualifying disposition of the shares generally will result in a deduction by us for federal income tax purposes.

Nonstatutory Stock Options

     Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. An option holder generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the exercise date. If the option holder is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as a capital gain or loss. No tax deduction is available to us with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the option holder as a result of the exercise of a nonstatutory stock option.

2009 PLAN AWARDS TO EMPLOYEES IN FOREIGN COUNTRIES

     The administrator has the authority to grant awards to employees of FTI and our subsidiaries who are foreign nationals or employed outside the U.S. on any different terms and conditions than those specified in the 2009 Plan that the administrator, in its discretion, believes to be necessary or desirable to accommodate differences in applicable law, tax policy or custom, or to qualify for preferred tax treatment under foreign tax laws or otherwise complying with the regulatory requirements of local or foreign jurisdictions, while furthering the purposes of the 2009 Plan. The administrator has delegated to a management committee the authority to establish or approve sub-plans to the 2009 Plan to comply with foreign laws (but not the authority to grant awards or set the terms of awards). The administrator may allocate all or a portion of authorized shares under the 2009 Plan for award pursuant to such sub-plan(s), as it believes to be necessary or appropriate for these purposes without altering the terms of the 2009 Plan in effect for other participants; provided, however, that the administrator, without stockholder approval, may not (a) increase individual share ownership limitations in the 2009 Plan, (b) increase the number of shares available under the 2009 Plan (c) increase the number of shares available for stock-based awards under the 2009 Plan; (d) increase the limitations on cash-based awards under the 2009 Plan or (e) cause the 2009 Plan to cease to satisfy any conditions under Rule 16b-3 under the Exchange Act. Subject to the foregoing, the management committee may amend, modify, administer and terminate, as well as prescribe, amend and rescind rules relating to such sub-plans.

BURN RATE

     The total number of time-based stock option and weighted stock-based awards granted in a given year, and performance-based equity awards paid in a given year, expressed as a percentage of the number of basic common shares outstanding as of the end of the year, is referred to as the “Burn Rate.” In 2009, we committed to our stockholders that for the three years commencing on January 1, 2009, we will limit the number of shares of common stock subject to options, stock appreciation rights and stock awards under our equity compensation plans, including the 2009 Plan, to an average of 4.01% of our weighted average basic shares outstanding. For 2008 and 2009, our “Burn Rates” were 2.77% and 3.17%, respectively, well below the limits we agreed to in 2009, and our Burn Rate for 2007 was 4.68%, for an average Burn Rate over those three fiscal years of 3.54%.

OTHER CONSIDERATIONS

     The Code allows publicly held corporations to deduct compensation in excess of $1,000,000 paid to a corporation’s chief executive officer and the three other most highly compensated executive officers serving on the last day of the fiscal year, excluding the chief financial officer, if the compensation is payable solely based on the attainment of one or more performance goals and certain statutory requirements are satisfied. We intend for compensation arising from grants of awards under the 2009 Plan that are based on performance goals, and compensation arising from grants of stock options and stock appreciation rights granted at fair market value, to be deductible by us as qualified performance-based compensation not subject to the $1,000,000 limitation on deductibility. However, other considerations, such as providing our executive officers who are subject to Code Section 162(m) with competitive and adequate incentives to remain with and increase our business operations, financial performance and prospects, as well as rewarding extraordinary contributions, also significantly factor into the administrator’s compensation decisions. The administrator has and expects to continue to authorize payment of compensation to executive officers outside the limits of Code Section 162(m).

NEW PLAN BENEFITS

     No awards will be granted with respect to the additional shares of common stock for which we are seeking approval under Proposal 2 prior to approval by the stockholders of the Company.

The Board of Directors Unanimously Recommends That You Vote FOR Proposal 2.

PROPOSAL NO. 3 — RATIFY THE RETENTION OF KPMG LLP AS FTI CONSULTING, INC.’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2010

     The Audit Committee has retained the firm of KPMG LLP (“KPMG”) as the independent registered public accounting firm to audit the Company’s books and accounts for the year ending December 31, 2010. KPMG has served as the Company’s independent registered public accounting firm since 2006. KPMG has confirmed to the Audit Committee and us that it complies with all rules, standards and policies of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC governing auditor independence.

     We are seeking stockholder ratification of that action. Although stockholder ratification of the retention of our independent registered public accounting firm is not required by our By-Laws or otherwise, we are submitting the selection of KPMG for ratification as a matter of good corporate governance practice. Even if the retention is ratified, the Audit Committee in its discretion may appoint an alternative independent registered public accounting firm if it deems such action appropriate. If the Audit Committee’s selection is not ratified, the Audit Committee will take that fact into consideration, together with such other factors it deems relevant, in determining its retention of an independent registered public accounting firm.

     KPMG’s representative will be present at the annual meeting and will have the opportunity to make a statement if he desires to do so and to respond to appropriate questions asked by stockholders. See “Principal Accountant Fees and Services” for a description of the fees paid to KPMG for the fiscal years ended December 31, 2008 and December 31, 2009, and other matters relating to the procurement of services.

The Board of Directors Unanimously Recommends That You Vote FOR Proposal 3.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES

INDEPENDENCE OF DIRECTORS

     For a director to be considered independent, the Board must affirmatively determine that the director does not have any direct or indirect material relationship with FTI or our subsidiaries, and is not otherwise automatically disqualified by the NYSE independence standards as set forth in Section 303A of the NYSE corporate governance rules. The Board has established Categorical Standards of Director Independence, which are the same as the NYSE Section 303A standards governing director independence, as currently in effect, and recognizes that a director is “independent” if he or she does not have a material relationship with us (directly or as a partner, stockholder or officer of an organization that has a relationship with us), considering all facts and circumstances that the Board determines are relevant.

     The Board, upon the recommendation of the Nominating and Corporate Governance Committee, determined that each of the following non-employee directors who served during the year ended December 31, 2009, satisfied the independence requirements set forth in the Company’s Categorical Standards of Director Independence and Section 303A of the NYSE corporate governance rules during that year. Our Categorical Standards of Director Independence are available on our website at http://www.fticonsulting.com, under “About FTI—Governance.”

(1)	Brenda J. Bacon	(5)	Matthew F. McHugh
(2)	Mark H. Berey	(6)	Gerard E. Holthaus (1)
(3)	Denis J. Callaghan	(7)	Gary C. Wendt (2)
(4)	James W. Crownover
____________________

(1)	In determining Mr. Holthaus’ independence, the Board considered the April 2009 engagement of FTI by certain lenders to Algeco Scotsman to provide financial advisory services. During 2009, Mr. Holthaus was the Chief Executive Officer and executive Chairman of the Board of Algeco Scotsman. During the course of FTI’s engagement, the Board determined that it could not affirmatively find that Mr. Holthaus was independent. FTI’s engagement by such lenders concluded in the fourth quarter of 2009. At its December 16, 2009 meeting, the Board affirmatively found that Mr. Holthaus qualifies as an independent director. Fees in connection with the engagement, amounted to less than the greater of $1.0 million or 2% of that firm’s consolidated gross revenues for 2009 and, accordingly, Mr. Holthaus is not automatically disqualified from being independent under the NYSE rules.

(2)	Mr. Wendt was a director of FTI until June 3, 2009.

     During 2009, the Board determined that George P. Stamas, a Partner with K&E, has a material indirect relationship with FTI, based on corporate legal services provided to the Company by K&E. Fees paid to K&E amounted to less than the greater of $1.0 million or 2% of that firm’s consolidated gross revenues for each of 2007, 2008 and 2009 and, accordingly, Mr. Stamas is not automatically disqualified from being independent under the NYSE rules. Jack B. Dunn, IV and Dennis J. Shaughnessy do not qualify as independent directors because they are executive officers of the Company. In 2009 and during the preceding three years, we have not made charitable contributions to any organization in which a director serves as an employee, officer, director or trustee, which in any single year exceeded the greater of $1.0 million or 2% of such organization’s gross revenues.

INFORMATION ABOUT THE NOMINEES FOR CLASS II DIRECTOR AND THE OTHER DIRECTORS

     Ms. Bacon and Messrs. Crownover, Shaughnessy and Stamas are currently the Class II directors of FTI. The Class II nominees were recommended for nomination by the Nominating and Corporate Governance Committee, and nominated by the full Board, on February 23, 2010. See “Proposals to be Presented at the Annual Meeting — Proposal 1 — Elect as Class II Directors the Four Nominees Named in the Proxy Statement” and “ — Nominating and Corporate Governance Committee – Director Nomination Process” in this proxy statement for additional information.

     Information about the four nominees for Class II director and the other directors is set forth below:

		Director	Principal Occupation,
Name	Age	Since	Business Experience and Director Qualifications
Class II Nominees for
Director

Brenda J. Bacon	59	2006	Ms. Bacon has extensive experience in the healthcare industry and management experience at the executive officer level. She is currently the President and Chief Executive Officer of Brandywine Senior Living, a company she co-founded in 1996 and which now owns and operates 19 senior living communities in five states. Ms. Bacon became President and Chief Executive Officer in July 2004. From May 2003 to July 2004, Ms. Bacon was its President and Chief Operating Officer. From 1989 to 1993, Ms. Bacon served as Chief of Management and Planning, a cabinet-level position under New Jersey Governor James J. Florio. In this capacity, she oversaw all health care and human services reform efforts and departments, and served as a senior advisor to the Governor. Ms. Bacon currently serves on the Board of the Assisted Living Federation of America and the Executive Board of the American Senior Housing Association. She is also a director of the Boys and Girls Club of Camden County, New Jersey.

			Director Qualifications:

  Business and management leadership – current CEO of the owner and operator of 19 senior living communities.

  Industry sector experience – healthcare sector experience, an important industry focus of FTI.

  U.S. governmental and policy making experience in healthcare sector – former cabinet level position under former New Jersey Governor, James Florio.

  Other leadership experience - director or trustee of healthcare policy making associations and charitable institutions.

		Director	Principal Occupation,
Name	Age	Since	Business Experience and Director Qualifications
Class II Nominees for
Director

James W. Crownover	66	2006
Mr. Crownover has extensive global consulting company experience and management experience at the executive level. Mr. Crownover had a 30-year career with McKinsey & Company, Inc., a global management consulting firm, from which he retired in 1998. During his 30-year career, he advised leading businesses, governments and institutions, primarily in the energy industry sector. He headed McKinsey’s Southwest practice for many years, and also served as co-head of the firm’s worldwide energy practice, working in Asia, Europe and Latin America, as well as in the U.S. In addition, he served as a member of McKinsey’s Board of Directors. Mr. Crownover also is Chairman of the Board of Trustees of Rice University and a director of the Houston Grand Opera.

Mr. Crownover is a director and a member of the Organization, Compensation and Governance, and Environment, Health and Safety (Chair) Committees of Chemtura Corporation, a diversified chemical company offering a wide portfolio of products to a number of markets, including agriculture, building and construction, consumer, electrical and electronics, industrial and transportation. He is a director and member of the Governance (Chair) and Compensation Committees of Weingarten Realty, a real estate leasing company offering shopping center and industrial locations across the U.S. Mr. Crownover is also a director and a member of the Audit and Integration Committees of Republic Services, Inc., a solid waste and environmental services company.

			Director Qualifications:

  Global business and management leadership – former leader of McKinsey & Company’s Southwest practice and worldwide energy practice, working in Asia, Europe and Latin America as well as in the U.S.

  Industry sector experience – 30-year career providing consulting services with McKinsey & Company and energy sector experience, important business and industry focuses of FTI.

  Outside public board and committee experience - director of three other public companies.

  Other leadership experience - former member of board of directors of McKinsey & Company and director or trustee of educational and charitable institutions.

Name	Age	Director Since	Principal Occupation, Business Experience and Director Qualifications
Class II Nominees for Director

Dennis J. Shaughnessy	62	1992
Since October 2004, Mr. Shaughnessy has been our executive Chairman of the Board. From 1989 to October 2004, Mr. Shaughnessy was a General Partner of Grotech Capital Group, Inc., a private equity firm, which managed approximately $1.0 billion in private equity funds. He headed up Grotech’s “traditional investment group,” which invested in expansion, mid-market buyouts and restructuring opportunities. The group focused on consumer and financial products and services, healthcare, and industrial outsourcing and distribution. Mr Shaughnessy continues to be a non-voting special general partner of certain partnerships affiliated with Grotech. Prior to becoming a General Partner of Grotech, Mr. Shaughnessy was the Chief Executive Officer of CRI International, Inc., an international petroleum refining service business. He successfully sold its manufacturing subsidiary, the Katalistiks Group, to Union Carbide Corporation in 1984 and sold the entire CRI group to Shell Oil in 1989.

Mr. Shaughnessy is a director and a member of the Compensation and Nominating Committees of TESSCO Technologies, Inc., an innovative wireless technologies supplier.

Director Qualifications:
  Global business and management leadership - current executive Chairman of the Board of FTI and former chief executive officer of CRI International, Inc.

  Industry sector experience – capital markets, mergers and acquisitions and financial transactions experience, important business focuses of FTI, as Chairman of the Board of FTI, former chief executive officer of CRI International, Inc. and a former general partner of Grotech Capital Group.

  Outside public board and committee experience – director of other public company.

  Outside private board experience – former director of private companies.

  Other leadership experience - director or trustee of non-public and charitable institutions.

Name	Age	Director Since	Principal Occupation, Business Experience and Director Qualifications
Class II Nominees for Director

George P. Stamas	58	1992
Since 2002, Mr. Stamas has been a Partner of the law firm of Kirkland & Ellis LLP, advising leading U.S. and international public and private corporations in planning and structuring complex business transactions, including mergers and acquisitions, buy-outs, private equity investing, fund formations, initial public offerings and debt and equity restructurings, in numerous industries, including energy, finance, construction, health care, and professional sports, as well as counseling corporations and boards of directors on corporate governance matters and crisis situations. From 1999 to January 2002, Mr. Stamas was Vice Chairman of the Board of Deutsche Banc Alex Brown, Inc. He is a venture partner of New Enterprise Associates, an international venture capital firm with approximately $10.0 billion under management. He serves on the board of directors of Gridpoint Technologies, a private smart grid solutions company based in Washington, DC. Mr. Stamas is active in numerous local and national civic affairs. He is a limited partner of the Baltimore Orioles L.P., the Washington Capitals and the Washington Wizards.

Mr. Stamas is a director of NexCen Brands, Inc., a company that owns and manages seven brands covering quick service restaurants and retail footwear and accessories.

Director Qualifications:
  Global business and management leadership – partner of Kirkland & Ellis LLP.

  Industry sector experience – capital markets, mergers and acquisitions and financial transactions experience, important business focuses of FTI, as a partner of Kirkland & Ellis LLP, former vice chairman of Deutsche Bank Securities, Inc. and venture partner of private equity firm.

  Outside public board and committee experience – director of other public company.

  Outside private board and committee experience – director of private technology company and former vice chairman of investment bank.

  Other leadership experience - director or trustee of charitable institutions.

Name	Age	Director Since	Principal Occupation, Business Experience and Director Qualifications
Class I Directors

Denis J. Callaghan	67	2000
Mr. Callaghan has extensive experience analyzing the insurance and banking industry sectors. He retired from Deutsche Bank Securities Inc. in February 2000, where he was the Director of North American Equity Research. Prior to becoming Director of Equity Research in 1992, Mr. Callaghan was responsible for the Insurance and Financial Services Research Groups of Alex. Brown & Sons Incorporated, an investment banking firm that was acquired by Deutsche Bank in 2000. Prior to joining Alex. Brown in 1988, he was a senior insurance analyst and first vice president with Paine Webber.

Director Qualifications:
  Business, management and finance leadership – former director of North American Equity Research of Deutsche Bank Securities, Inc., director of Equity Research of Alex. Brown & Sons Incorporated and vice president of Paine Webber.

  Industry sector experience – capital markets, mergers and acquisitions, banking and insurance industry experience, important business and industry focuses of FTI.

  Other leadership experience – former member of private company boards in private equity industry.

Matthew F. McHugh	71	2005
Congressman McHugh, after retiring from Congress, was a senior advisor at The World Bank, an international financial institution that provides leveraged loans to developing countries for capital programs. Congressman McHugh was a senior counselor to the President of The World Bank from May 1993 to June 2005, an employee until December 2000, and beginning in December 2000 a consultant. From 1975 through 1992, Congressman McHugh was a U.S. Representative in Congress for the 27th and 28th Congressional Districts of New York. He was also a member of the House Appropriations Committee, from 1978 through 1992, and the House Permanent Select Committee on Intelligence, from 1985 through 1990. In 1991, he was appointed Acting Chairman of the Committee on Standards of Official Conduct. Congressman McHugh is an attorney. He is a director of the U.S. Association of Former Members of Congress, a non-profit public service organization promoting public understanding of the U.S. Congress, the Villanova Law School Board of Consultants, an advisory board, and the Central European and Eurasia Law Initiative of the American Bar Association, an international technical legal assistance program.

Director Qualifications:
  U.S. governmental, regulatory and policy making leadership – former U.S. Congressman for 18 years and member of important committees (House Appropriations Committee, House Permanent Select Committee on Intelligence and acting chairman of Committee on Standards of Official Conduct).

  Business experience – former advisor to the president of The World Bank and general counsel of Cornell University.

  Other leadership experience – director or trustee of associations and educational and charitable institutions.

Name	Age	Director Since	Principal Occupation, Business Experience and Director Qualifications
Class III Directors

Mark H. Berey	57	2004
Mr. Berey has extensive knowledge and experience of the real estate industry and executive level management experience of both public and private companies. He is President of MHB Ventures LLC, a real estate and hospitality consulting company founded by him in September 2007. During 2008 and 2009, Mr. Berey served as an Executive Vice President of Miller Global Properties, a real estate company specializing in the development of office and hotel properties in the U.S. From its formation in 2001 to December 2007, Mr. Berey was Executive Vice President, Chief Financial Officer and a director of Avendra, LLC, a spinoff of Marriott International’s online procurement division, serving the hospitality industry in North America and the Caribbean. He’s had further extensive executive management and finance experience as a Senior Vice President and Chief Financial Officer of Giant Food of Landover Maryland, an Executive Vice President and Chief Financial Officer of Discovery.com, and President, Chief Executive Officer and Chairman of the Board of Sutton Place Gourmet, Inc. Mr. Berey is a director of Gilchist & Soames, a worldwide supplier of custom logo and stock brand guest amenities to luxury hotels and resorts. Mr. Berey is a director of R.E.A.P., which promotes professional opportunities for minorities in commercial real estate, and a trustee of National Jewish Health, the leading respiratory hospital and research institute in the U.S.

Director Qualifications:
  Business, management and finance leadership – president of MHB Ventures, LLC, former chief financial officer of Avendra LLC, Discovery.com and Giant Food of Landover Maryland, and chairman, president and chief executive officer of Sutton Place Gourmet, Inc.

  Industry sector experience – real estate and hospitality industry sector experience, important industry focuses of FTI, as an officer of MHB Ventures and former officer of Avendra LLC, Discovery.com, Giant Foods of Landover Maryland and Sutton Place Gourmet, Inc.

  Outside private board and committee experience – director of a private company in the hospitality industry.

  Other leadership experience – director or trustee of charitable institutions.

Name	Age	Director Since	Principal Occupation, Business Experience and Director Qualifications
Class III Directors

Jack B. Dunn, IV	58	1992
Mr. Dunn has served as our Chief Executive Officer since October 1995 and as a director since 1992. In May 2004, he assumed the position of President, a position he also held from October 1995 to December 1998. He also served as our Chairman of the Board from December 1998 to October 2004. From May 1994 to October 1995, he served as our Chief Operating Officer. He joined FTI as its Chief Financial Officer in 1992. Prior to joining us, he was a member of the Board of Directors and a Managing Director of Legg Mason Wood Walker, Incorporated, a regional investment banking firm where he directed its Baltimore corporate finance and investment banking activities. Mr. Dunn is a limited partner of the Baltimore Orioles L.P. Prior to his investment banking career, Mr. Dunn practiced corporate and securities law.

Mr. Dunn is a director and a member of the Compensation and Corporate Governance/Nominating Committees (Chair) of Pepco Holdings, Inc., one of the largest energy delivery companies in the Mid-Atlantic region.

Director Qualifications:
  Global business, management and finance leadership – current President and Chief Executive Officer and former Chief Financial Officer of FTI.

  Industry sector experience – capital markets, investment banking and mergers and acquisitions experience, important FTI business focuses, as President and Chief Executive Officer of FTI Consulting, Inc. and managing director and member of board of directors of Legg Mason Wood Walker Incorporated.

  Outside public board and committee experience – director and former director of other public companies.

  Other leadership experience - director or trustee of non-public and charitable institutions.

Name	Age	Director Since	Principal Occupation, Business Experience and Director Qualifications
Class III Directors

Gerard E. Holthaus	60	2004
Mr. Holthaus has extensive management experience at the executive officer level with both public and private companies and finance experience. In April 2010, Mr. Holthaus stepped down as Chief Executive Officer of Algeco Scotsman and assumed the position of non-executive Chairman of the Board. From November 2007 to April 2010, Mr. Holthaus held the positions of executive Chairman of the Board and Chief Executive Officer of Algeco Scotsman, responsible for all operations of the combined company in North America and Europe. Algeco Scotsman is the leading global provider of modular space solutions and a top-five global company in the rental services market. From April 1997 to October 2007, Mr. Holthaus was President and Chief Executive Officer of Williams Scotsman International, Inc., which is now a subsidiary of Algeco Scotsman. Williams Scotsman International, Inc. was a public company, prior to its acquisition by Algeco Scotsman. Before joining Williams Scotsman, Mr. Holthaus served as a senior vice president of MNC Financial, Inc. from April 1988 to June 1994. From 1971 to 1988, Mr. Holthaus was associated with Ernst & Young LLP, where he served as a Baltimore-based partner from 1982 to 1988. Mr. Holthaus is a director of The Baltimore Life Companies, a mutual life insurance company. In addition, he is a trustee of the Sellinger School of Business at Loyola University. He is a certified public accountant.

Director Qualifications:
  Global business, management and finance Leadership – former chief executive officer of Algeco Scotsman and former chief executive officer and chief financial officer of Williams Scotsman International, which is now a subsidiary of Algeco Scotsman.

  Industry and business sector experience – accounting, real estate, construction and banking sector experience, important industry focuses of FTI, as a former executive of Algeco Scotsman and MNC Financial, Inc., a former partner of Ernst & Young LLP and as a certified public accountant.

  Outside private board and committee experience – Chairman of the Board of Algeco Scotsman and director of insurance company.

  Other leadership experience – director or trustee of educational and charitable institutions.

DIRECTOR ATTENDANCE AT MEETINGS

Director Attendance at Board and Committee Meetings

     Our policy is that each director should attend all meetings of the Board and each Committee on which he or she serves, unless excused for reasons of serious illness or extreme hardship. During 2009, the Board held seven regular and five special meetings for a total of 12 meetings, the Audit Committee held six regular and five special meetings for a total of 11 meetings, the Nominating and Corporate Governance Committee held six regular meetings and three special meetings for a total of nine meetings, and the Compensation Committee held six regular and six special meetings for a total of 12 meetings. Each joint meeting of the Board and any Committee has been counted as a separate meeting of the Board and the applicable Committee(s) for purposes of presenting this information. During 2009, each director attended at least 75% of the regular and special meetings of the Board and each Committee held during the time period he or she served as a Committee member.

Director Attendance at Other Meetings

     Our non-management and independent directors met in closed (executive) sessions without the presence of management periodically throughout the year. The Presiding Director chairs the meetings of the non-management and independent directors. During 2009, our non-management directors (which consist of our independent non-employee directors and Mr. Stamas) met in closed (executive) session five times without management and our independent directors met in closed (executive) session four times without management. Each of the non-management and independent directors attended at least 75% of those meetings.

     The Company’s policy is that all directors should attend the annual meeting of stockholders absent a good reason. All continuing directors attended our 2009 Annual Meeting of Stockholders.

COMMITTEES OF THE BOARD OF DIRECTORS

Committees

     During 2009, our Board of Directors had three standing committees: Audit, Compensation and Nominating and Corporate Governance. In addition to the standing Committees, during 2009, the Board convened a special committee, composed of Messrs. Shaughnessy, Dunn, Callaghan and Holthaus to establish the terms of the accelerated stock buyback transaction entered into with an investment bank in November 2009. The special committee met once in 2009 and all members were in attendance.

     The members of each Committee during 2009 who are currently directors of FTI and the primary functions and other information relating to each Committee are discussed below:

Nominating and
Corporate
Name	Audit(1)	Governance	Compensation (1)
Brenda J. Bacon (2)		X	X
Mark H. Berey (3)	X	X
Denis J. Callaghan (4)	X	X
James W. Crownover (5)		X	Chair
Gerard E. Holthaus (6)	Chair		X
Matthew F. McHugh (7)		Chair	X
____________________

(1)	Gary C. Wendt was a member of the Audit Committee and a member and Chair of the Compensation Committee until June 3, 2009.

(2)	Ms. Bacon was a member of the Nominating and Corporate Governance Committee throughout 2009. In February 2009, Ms. Bacon was appointed to the Compensation Committee.

(3)	Mr. Berey was a member of the Nominating and Corporate Governance Committee and Audit Committee throughout 2009 and held the position of Chair of the Audit Committee from April to December 2009.

(4)	Mr. Callaghan was a member of the Nominating and Corporate Governance Committee throughout 2009. In February 2009, Mr. Callaghan rotated off of the Compensation Committee and joined the Audit Committee.

(5)	Mr. Crownover was a member of the Nominating and Corporate Governance Committee throughout 2009. In February 2009, Mr. Crownover joined the Compensation Committee and rotated off of the Audit Committee. In June 2009, Mr. Crownover was appointed Chair of the Compensation Committee. In June 2009, Mr. Crownover rejoined the Audit Committee until December 2009.

(6)	Mr. Holthaus was a member and Chair of the Audit Committee and the Compensation Committee until April 2009 and rejoined the Audit Committee as a member and its Chair in December 2009. Mr. Holthaus rejoined the Compensation Committee in January 2010.

(7)	Mr. McHugh was a member and Chair of the Nominating and Corporate Governance Committee and a member of the Compensation Committee throughout 2009.

Audit Committee

     The Audit Committee is comprised solely of non-employee directors, none of whom sit on more than three other audit committees. The Board has determined that all Audit Committee members are independent pursuant to our Categorical Standards of Director Independence and the rules of the NYSE and otherwise qualify as audit committee members. The Board has determined that all the members of the Audit Committee qualify as “audit committee financial experts” within the meaning stipulated by the SEC.

     A copy of the Charter of the Audit Committee is available on our website at http://www.fticonsulting.com, under About FTI - Governance. The Charter of the Audit Committee is reviewed annually, and more frequently as necessary, to address any new, or changes to, rules relating to audit committees. The Audit Committee recommends changes to its Charter to the Nominating and Corporate Governance Committee and the Board for approval. The Charter of the Audit Committee was last amended and restated as of December 16, 2009, to conform to changes to the NYSE corporate governance rules that were approved by the SEC on November 25, 2009. The Charter of the Audit Committee (as Amended and Restated Effective December 16, 2009) has been filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2009, filed with the SEC on February 26, 2010.

Functions of the Audit Committee
  Selects, oversees and approves fees of our independent registered public accounting firm.

  Reviews and discusses the scope of the annual audit and written communications to the Audit Committee and management.

  Oversees our financial reporting activities, including the annual audit and accounting standards and principles we follow.

  Approves audit and non-audit services by our independent registered public accounting firm and authorizes payment of applicable fees.

  Reviews and discusses our periodic reports filed with the SEC.

  Reviews and discusses our earnings press releases and communications with financial analysts and investors.

  Oversees our internal audit activities.

  Oversees disclosure controls and procedures.

  Reviews Section 404 of the Sarbanes-Oxley Act of 2002 - internal controls over financial reporting.

  Oversees and monitors our Whistleblower Policy and related reports.

  Reviews and discusses FTI’s risk assessment and risk management policies and practices.

  Oversees administration of FTI’s Policy on Ethics and Business Conduct and other ethics policies.

  Reviews, discusses and approves insider and affiliated party transactions.

  Advises the Board with respect to FTI’s policies and procedures regarding compliance with applicable laws and regulations.

  Performs an annual self-evaluation of the Audit Committee.

  Reviews its Charter and recommends changes.

  Prepares the disclosure required by Item 407(d)(3)(i) of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Securities Act”) in the annual proxy statement.
Compensation Committee

     The Compensation Committee is comprised solely of non-employee directors, all of whom the Board has determined are independent pursuant to our Categorical Standards of Director Independence and rules of the NYSE. All of the members of the Compensation Committee qualify as “outside directors” under Code Section 162(m). All of the members of the Compensation Committee qualify as “non-employee” directors under Rule 16b-3 of the Exchange Act. A copy of the Charter of the Compensation Committee is available on our website at http://www.fticonsulting.com, under About FTI - Governance. The Charter of the Compensation Committee is reviewed annually, and more frequently as necessary, to address any new, or changes to, rules relating to compensation committees. The Compensation Committee recommends changes to its Charter to the Nominating and Corporate Governance Committee and the Board for approval. The Compensation Committee Charter was last amended and restated as of December 16, 2009, primarily to conform to changes to the NYSE corporate governance rules that were approved by the SEC on November 25, 2009. A copy of the Charter of the Compensation Committee (as Amended and Restated Effective December 16, 2009) has been filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2009 filed with the SEC on February 26, 2010.

     Mr. Dunn, our President and Chief Executive Officer (“CEO”), and Mr. Shaughnessy, our executive Chairman of the Board (“Chairman”), attend substantially all regularly scheduled Compensation Committee meetings but do not attend executive sessions and specially scheduled meetings of the Compensation Committee to which they have not been invited. They do not vote on matters before the Compensation Committee; however, the Compensation Committee and Board of Directors solicit recommendations from the CEO and Chairman on compensation matters, including as they relate to their own compensation and the compensation of the executive officers and others. They also assist the Compensation Committee by providing information such as financial results, short-term and long-term business and financial plans and strategic objectives and their views on current compensation programs and levels, and by recommending individual annual performance measures and/or target award levels under the FTI Consulting, Inc. Incentive Compensation Plan.

     In the past, the Compensation Committee has selectively engaged outside compensation consultants for advice regarding compensation issues.

Functions of the Compensation Committee
  Approves compensation of FTI’s president and chief executive officer and executive chairman of the board.

  Approves compensation of other executive officers.

  Administers our equity-based compensation plans.

  Establishes performance goals, individual target awards, subjective criteria and oversees all aspects of our executive officer incentive compensation plan.

  Approves awards of stock options and other forms of equity-based compensation under our equity compensation plans.

  Reviews and approves employment, consulting and other contracts or arrangements with present and former executive officers.

  Performs annual performance evaluations of our CEO and Chairman in conjunction with the Presiding Director and Nominating and Corporate Governance Committee.

  Performs an annual self-evaluation of the Compensation Committee.

  Reviews its Charter and recommends changes.

  Prepares the disclosures required by Item 407(e)(5) of Regulation S-K promulgated under the Securities Act in the annual proxy statement.
Compensation Committee Interlocks and Insider Participation

     During the fiscal year ended December 31, 2009, no director who served as a member of the Compensation Committee has served as one of our officers or employees at any time. None of our executive officers serves as a member of the board or compensation committee of any other company that has an executive officer serving as a member of our Board or Compensation Committee.

Nominating and Corporate Governance Committee

     The Nominating and Corporate Governance Committee consists of only non-employee directors, who qualify as independent directors under our Categorical Standards of Director Independence and the NYSE corporate governance rules. The Nominating and Corporate Governance Committee operates under a written Charter, last amended and restated as of December 16, 2009, which has been approved by the Board and adopted by that Committee. A copy of the Charter of the Nominating and Corporate Governance Committee is available on our website at http://www.fticonsulting.com, under About FTI-Governance. The Charter of the Nominating and Corporate Governance Committee is reviewed annually, and more frequently as necessary, to address any new, or changes to, rules relating to nominating and governance committees. The Nominating and Corporate Governance Committee recommends changes to its Charter to the Board for approval. The Charter of the Nominating and Corporate Governance Committee was last amended and restated as of December 16, 2009, to clarify the division of certain responsibilities relating to the oversight of non-employee director compensation. The Charter of the Nominating and Corporate Governance Committee (as Amended and Restated Effective December 16, 2009) has been filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2009 filed with the SEC on February 26, 2010.

Functions of the Nominating and Corporate Governance Committee
  Identifies, qualifies and recommends the slate of director nominees for election to our Board.

  Reviews and recommends non-employee director compensation.

  Identifies, qualifies and recommends the slate of nominee members and Chairs for appointment to Board Committees.

  Identifies, qualifies and recommends candidates to fill vacancies occurring between annual stockholder meetings.

  Monitors compliance with, reviews and recommends changes to, our Corporate Governance Guidelines, the Committee Charters and other policies and practices relating to corporate governance and responsibility.

  Monitors, reviews and responds to stockholder communications with non-management directors together with the Presiding Director.

  Oversees the process for director education.

  Oversees the process for Board and Committee annual self-evaluations.

  Oversees the process for performance evaluations of our CEO and Chairman in conjunction with the Presiding Director and Compensation Committee.

  Responsible for the process relating to succession planning for the CEO, Chairman and other executive officer positions.

  Reviews directors’ and officers’ liability insurance terms and limits.

  Performs an annual self-evaluation of the Nominating and Corporate Governance Committee.
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE – DIRECTOR NOMINATION PROCESS

Identification and Nomination of Candidates as Class II Directors for Election at 2010 Annual Meeting of Stockholders

     Each year the Nominating and Corporate Governance Committee reviews our Categorical Standards of Director Independence and applicable NYSE and SEC governance rules, and works with the Board to develop the education, credentials and characteristics required of Board and Committee nominees in light of current Board and Committee composition, our business, operations, long-term and short-term plans, applicable legal and listing requirements and other factors they consider relevant. The Nominating and Corporate Governance Committee evaluates existing directors for reelection each year as if they were new candidates. The Committee may identify other candidates, if necessary, through recommendations from our directors, management, employees, the stockholder nomination process or outside consultants. For a description of how the stockholder nomination process works, see “Corporate Governance – Stockholder Nominees for Director.” The Nominating and Corporate Governance Committee will review candidates in the same manner regardless of the source of the recommendation, and is authorized, in its sole discretion, to engage outside search firms and consultants to assist with the process of identifying and qualifying candidates, and has sole authority to negotiate the fees and terms of such retention.

     The Nominating and Corporate Governance Committee and Board focus on identifying directors and candidates for director that have a diversity of age, backgrounds, skills and experience, although the Board does not have a written policy position on this issue. Key attributes that are considered by the Committee and the Board include:
  leadership and management experience in complex organizations or experience dealing with complex problems, including practical understanding of strategy, processes, risk management and other factors that drive growth and change;

  finance experience that demonstrates an understanding of finance and financial information and processes;

  industry experience as executives, directors or leaders of companies in industries to which we provide services; and

  global experience managing or growing companies outside of the U.S.
     In addition, the Committee considers other factors, as it determines to be appropriate, including:
  demonstrated strength of character and integrity, credibility and sound judgment;

  mature and practical judgment;

  public company board or equivalent experience, as well as the number of boards of other public companies on which such candidate sits, which may not exceed three;

  the extent to which the candidate would fill a present need on the Board; and

  sufficient time to devote to the affairs of FTI, as well as other factors related to the ability and willingness of a candidate to serve, or an existing member of the Board to continue his or her service.
     All of FTI’s current directors have leadership experience at companies, many with operations outside the U.S., as well as experience on boards of companies or organizations, which provide the directors with an understanding of different business processes, challenges and strategies. Many of our directors have experience in industries that provide services similar to those provided by industry segments serviced by FTI professionals, which enables them to contribute unique perspectives to the Board. Further, current directors have other experiences that make them valuable members, such as prior public policy or regulatory experience that provide insight into issues faced by our clients and our corporation. The Committee and the Board believe that the above-mentioned attributes, along with the leadership skills and other experiences of the nominees as Class II director and its other directors, provide the Board with the perspectives and judgment necessary to guide the Company’s strategies and monitor their execution.

     On February 23, 2010, the Nominating and Corporate Governance Committee took action to recommend the nominations of Ms. Bacon and Messrs. Crownover, Shaughnessy and Stamas as Class II directors to stand for election at the 2010 Annual Meeting. The Board accepted the Committee’s recommendations and approved the nominations on February 23, 2010. The directors’ experiences, qualifications and skills that the Board considered in their renomination are included in their individual biographies as described under “Information about the Board of Directors and Committees – Information about the Nominees for Class II Director and the Other Directors.”

COMPENSATION OF NON-EMPLOYEE DIRECTORS AND STOCK OWNERSHIP GUIDELINES

General

     Non-employee directors receive an annual retainer payment and equity compensation as described below. Employee directors do not receive any separate compensation for their Board activities. We reimburse our non-employee directors for their out-of-pocket expenses incurred in the performance of their duties as our directors

(including expenses related to spouses when spouses are invited to attend Board events), and non-employee directors may travel on the corporate aircraft to Board events. We do not pay fees for attendance at Board and Committee meetings.

Non-Employee Director Compensation Plan

     Annual Retainer

     The annual retainer amount payable to non-employee directors for 2009 was $50,000, plus the following additional payments to Chairs of Committees and the Presiding Director: Chair of the Audit Committee - $10,000, Chair of the Compensation Committee - $7,500, Chair of the Nominating and Corporate Governance Committee - $5,000 and Presiding Director - $15,000.

     Annual Equity Award

     Non-employee directors receive an annual payment denominated at a fixed value of $250,000 (U.S. dollars) per year in the form of restricted stock valued at the closing price per share of FTI common stock as reported on the NYSE for the date of grant. The restricted stock will be nontransferable and will vest in full on the first anniversary of the date of grant. Vesting of restricted stock will accelerate upon the non-employee director’s death or permanent disability, immediately prior to a change in control and in the event of a non-employee director’s cessation of service at the expiration of his or her then-current term as a director of the Company due to (i) the Company’s failure to renominate such non-employee director for service on the Board, (ii) the request of such non-employee director, or as a result of a voluntary resignation, or (iii) the failure of the Company’s stockholders to re-elect such director for service on the Board, in each case other than for “cause” (as reasonably determined by the Board in its good faith discretion). If no shares are then available under a stockholder approved equity compensation plan, the non-employee director will receive the payment in cash, subject to the vesting terms described above.

     Non-Employee Director Deferred Compensation Election

     Non-employee directors may elect to defer all or a portion of their annual retainer and equity award. Deferred annual retainers will be designated as a number of stock units determined by dividing (a) the applicable annual retainer payments, by (b) the closing price per share of FTI common stock as reported on the NYSE for the applicable date of grant. All stock units will be (i) immediately vested , (ii) nontransferable and (iii) settled in shares of common stock on a one-for-one basis.

     Each director who elects to defer his or her annual equity payment will receive a number of restricted stock units determined by dividing (i) $250,000 by (ii) the closing price per share of FTI common stock as reported on the NYSE for the date of grant. Restricted stock units will be (i) subject to vesting on the first anniversary of the date of grant, (ii) nontransferable and (iii) settled in shares of common stock on a one-for- one basis, to the extent vested.

     Non-employee directors may elect a payment date for a year’s deferred payment(s) in accordance with Code Section 409A. The common stock represented by the stock unit or restricted stock unit awards will be paid out to the applicable non-employee director or his or her estate on the earlier to occur of (i) the elected payment date (if one has been elected) or (ii) a separation from service event as defined in Code Section 409A, such as the non-employee director’s death, permanent disability, other date that he or she is no longer a director of the Company or upon a change in control of the Company. Non-employee directors with stock units and restricted stock units will have no voting or other rights as a stockholder until shares of our common stock are issued to the holder upon settlement.

     Vesting of restricted stock units will accelerate in the event of a non-employee director’s cessation of service at the expiration of his or her then-current term as a director of the Company due to (i) the Company’s failure to re-nominate such non-employee director for service on the Board, (ii) the request of such non-employee director, or as a result of a voluntary resignation, or (iii) the failure of the Company’s stockholders to re-elect such director for service on the Board, in each case other than for “cause” (as reasonably determined by the Board in its good faith discretion).

     If a director elects to defer his or her annual retainer in the form of stock units and/or annual equity payment in the form of restricted stock units, dividend equivalents will be credited in the form of additional stock units or restricted stock units, should the Board declare and pay dividends on our common stock. Stock units or restricted stock units are awarded pursuant to the 2009 Plan.

     If no shares are then available under a stockholder approved equity compensation plan, the non-employee director will receive the payment in cash, subject to the vesting terms described above.

     Participation and Payment Dates under the Non-Employee Director Compensation Plan

     New non-employee directors joining the Board after December 31, 2007, will receive their first annual retainer payment on the date they join the Board and their first annual equity award on the date of the annual meeting of stockholders for the year they join the Board. Beginning in 2008, the Non-Employee Director Compensation Plan was amended to provide that incumbent non-employee directors would begin receiving the annual retainer payment on the date of the annual meeting of stockholders each year. Under the amended plan, each incumbent director has or will become eligible to receive the annual equity award on the annual stockholder meeting date for the year following his or her name: Matthew F. McHugh and George P. Stamas – 2008, Brenda J. Bacon, Denis J. Callaghan and James W. Crownover – 2009 and Mark H. Berey and Gerard E. Holthaus – 2010, assuming each is a member of the Board following the annual stockholders’ meeting for that year. Thereafter, the annual equity award will be made on the annual stockholders’ meeting date each year. The annual equity award for the first year that a non-employee director participates in the amended plan will be prorated based on the date that such director would have otherwise received payment under the plan as in effect prior to 2008, and the annual retainer and annual equity award to a new director who joins the Board in 2009 or later will be prorated, depending on when such director first joins the Board.

Director Summary Compensation Table

     The table below summarizes the compensation paid by the Company to non-employee directors for the year ended December 31, 2009:

	Fees Earned or	Stock	Option	All Other
	Paid in Cash	Awards	Awards	Compensation	Total
	($) (1)	($) (2)	($) (2)	($) (3)	($)
Name of Non-Employee Director	(a)	(b)	(c)	(d)	(e)
Current Non-Employee Directors:
Brenda J. Bacon	50,000	119,159	—	—	169,159
Mark H. Berey	50,000	—	—	—	50,000
Denis J. Callaghan	—	264,996	—	—	264,996
James W. Crownover	57,500	151,354	—	—	208,854
Gerard E. Holthaus	75,000	—	—	—	75,000
Matthew F. McHugh	55,000	249,962	—	—	304,962
George P. Stamas	50,000	249,962	—	—	299,962
Former Non-Employee Director:
Gary C. Wendt (4)	—	—	—	—	—
____________________

(1)	Includes additional retainer fees in excess of $50,000 per annum that were paid to the Chairs of the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee in the amounts of $10,000, $5,000 and $7,500, respectively, and the Presiding Director in the amount of $15,000. All non-employee directors elected to receive their annual retainers in cash, other than Mr. Callaghan who elected to receive the 2009 annual retainer in the form of 987 deferred stock units.

(2)	For awards of stock, the aggregate grant date fair value has been computed in accordance with FASB ASC Topic 718. As of December 31, 2009, each director has the following aggregate number of unvested restricted stock awards or unreleased stock unit and restricted stock unit awards: Ms. Bacon – 2,354; Mr. Berey – 6,250; Mr. Callaghan – 6,027; Mr. Crownover – 40,490; Mr. Holthaus – 34,375; Mr. McHugh – 4,938; and Mr. Stamas – 4,938. These stock awards have been included in the Stock Ownership Table for each director.

There were no stock options granted to non-employee directors in 2009. As of December 31, 2009, each director has unexercised stock options outstanding exercisable for the following number of shares of common stock: Ms. Bacon – 7,206; Mr. Berey – 73,000; Mr. Callaghan – 183,898; Mr. Crownover – 0; Mr. Holthaus – 107,700; Mr. McHugh – 0; and Mr. Stamas – 102,945, pursuant to the 1997 Stock Option Plan, as amended (the “1997 Plan”), the 2004 Plan or the 2006 Plan, as applicable. These stock option awards have been included in the Stock Ownership Table for each director to the extent they have vested or will vest within 60 days of March 30, 2010.

(3)	No non-employee director received perquisites or other benefits aggregating more than $10,000.

(4)	Mr. Wendt was a director of the Company until June 3, 2009.

Non-Employee Director Equity Ownership Guidelines

     We have adopted equity ownership guidelines for non-employee directors. Under these guidelines, non-employee directors are encouraged to attain an investment level in our equity securities having a cumulative value as of the Equity Ownership Compliance Date (as defined below) equal to at least $100,000, which is two times the amount of the base annual retainer. Each non-employee director is encouraged to attain this investment level by the third anniversary of the date the first non-employee director equity compensation award is received by him or her (the “Equity Ownership Compliance Date”). Shares of common stock owned by the non-employee director and shares of common stock held in trust over which the non-employee director has or shares investment and/ or voting power are counted towards attaining the investment level. Option holdings, whether or not vested, do not count. However, restricted stock and deferred stock units, to the extent vested, will be counted towards such director’s equity ownership. All non-employee directors currently have FTI stock holdings that meet or exceed the non-employee director equity ownership guidelines.

CORPORATE GOVERNANCE

GOVERNANCE PRINCIPLES

     We have long believed that sound principles of corporate governance are required to build stockholder value. Our governance policies, including Categorical Standards of Director Independence, Corporate Governance Guidelines, Policy on Ethics and Business Conduct, Policy on Conflicts of Interest, Anti-Corruption Policy, Whistleblower Policy, Policy on Disclosure Controls, Committee Charters and Policy Statement on Inside Information and Insider Trading, can be found on our website at http://www.fticonsulting.com, under About FTI -Governance. The Nominating and Corporate Governance Committee regularly reviews corporate governance developments and recommends modifications or new policies for adoption by the Board and the Committees, as appropriate, to enhance our corporate governance policies and practices and to comply with laws and rules of the SEC, the NYSE and other applicable governmental and regulatory authorities.

     In January 2010, the Board and each Committee conducted their 2009 self-assessments. The Presiding Director compiled the data. At a February 2010 meeting, the Board and each of the Committees discussed its own assessment, and the Board reviewed the assessments of the Board and the Committees to determine whether any revisions to existing practices or policies or new practices or policies were advisable.

BOARD LEADERSHIP STRUCTURE AND PRESIDING DIRECTOR

     To ensure independence and breadth of needed expertise and diversity of our Board of Directors, our Corporate Governance Guidelines provide that the Board should have no less than seven and no more than ten Directors. The Board believes this size permits a full range of experience and fosters effective interaction and productivity. Pursuant to the Corporate Governance Guidelines, our Board is free to choose its Chairman of the Board in any way that it deems best for the Company at any time and we believe that this flexibility allows our Board to re-evaluate the particular leadership needs of the Company at any point in time based on the particular facts and circumstances then affecting our business. Currently, the Chairman of the Board and CEO position is separated, with Dennis J. Shaughnessy holding the position of Chairman.

     The Board has established the role of independent Presiding Director as an integral part of our Board leadership structure to serve as the liaison between the independent and non-management directors and the executive Chairman and CEO. During 2009, Gerard E. Holthaus and Matthew F. McHugh have held the position as Presiding Director, with Mr. Holthaus currently holding that position. Our Presiding Director is elected by and from our non-management Board members. The role of our Presiding Director includes (i) presiding over meetings of non-management and independent directors and providing feedback regarding those meetings to the Chairman and CEO, (ii) assuring that the Board and the Chairman and CEO understand each other’s views on critical matters, (iii) monitoring significant issues occurring between Board meetings and assuring Board involvement when appropriate, (iv) serving as a sounding board for our Chairman and CEO, (v) ensuring, in consultation with our Chairman and CEO, the adequate and timely exchange of information and supporting data between the Company’s management and the Board, (vi) overseeing the Board and Committee annual self-assessments, (vii) overseeing the CEO and Chairman annual performance assessments, and (viii) receiving stockholder communications to the non-management directors.

OVERSIGHT OF RISK MANAGEMENT

     The Audit Committee is responsible for overseeing of the Company’s risk management policies and procedures. The Company is exposed to a number of risks including financial risks, competitive risks, risks relating to operating in foreign countries, operational risks, strategic risks, day-to-day management risks and general economic and business risks. Our Chief Risk Officer (“CRO”) and Director of Internal Audit manage our internal enterprise risk management function. Our CRO and Director of Internal Audit work closely with our executive management, business segments and corporate functions to identify and assess risks and mitigate exposures. Our CRO and Director of Internal Audit regularly report to and discuss with our executive management and Audit Committee our policies and procedures to assess risk exposure and manage risks, risks facing the Company, and plans and steps identified or taken to mitigate risks. Directors who are not members of the Audit Committee attend these meetings as well. The Audit Committee will also report to the Board on a regular basis to apprise them of discussions with our executive management, CRO and Director of Internal Audit regarding the Company’s risk profile and risk management efforts.

CODE OF CONDUCT

     Our written Policy on Ethics and Business Conduct (the “Code of Ethics” and together with the Policy on Conflicts of Interest and the Anti-Corruption Policy, the “Ethics Policy”) reflects our longstanding policies. The Ethics Policy applies to financial professionals, including our CFO, Corporate Controller and Corporate Treasurer, as well as our Chairman, President and CEO, Chief Operating Officer and other officers, directors, employees and independent contractors. We require that they avoid conflicts of interest, comply with applicable laws, including the Foreign Corrupt Practices Act, and other legal requirements, protect company assets, and conduct business in an honest and ethical manner, and otherwise act with integrity, in our best interest, and in accordance with the Ethics Policy. The Ethics Policy prohibits insiders from knowingly taking advantage of corporate opportunities for personal benefit, and taking unfair advantage of our business associates, competitors and employees through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other practice of unfair dealing. Our Code of Ethics is publicly available and can be found on our website at http://www.fticonsulting.com, under About FTI - Governance. If we make substantive amendments to the Code of Ethics or grant any waiver, including any implicit waiver, from a provision of the Ethics Policy to our Chairman, President and CEO, CFO, Chief Operating Officer or Corporate Controller, Corporate Treasurer and any of our other officers, financial professionals and persons performing similar functions, we will disclose the nature of such amendment or waiver on our website or in a report filed with the SEC on Form 8-K.

STOCKHOLDER NOMINEES FOR DIRECTOR

     We did not receive any notices of stockholder nominees for director prior to the deadline for 2010 nominations described in our 2009 proxy statement. Under our By-Laws, nominations for director may be made by a stockholder who is a stockholder of record on the date of the giving of the notice of a meeting and on the record date for the determination of stockholders entitled to vote at such meeting and who delivers notice along with the additional information and materials required by our By-Laws, including: (a) as to each person whom the stockholder proposes to nominate for election as a director, all information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors by the SEC’s proxy rules and (b) as to the stockholder giving the notice (i) the name and address of such stockholder as they appear on our books and of the beneficial owner, if any, on whose behalf the nomination is made, (ii) the class or series and number of shares of our capital stock owned beneficially or of record by such stockholder and such beneficial owner, as applicable, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors by the SEC’s proxy rules. Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected. Under our By-Laws a stockholder must deliver notice of nominees for director to our Corporate Secretary not less than 90 days and no more than 120 days before the first anniversary date of the mailing date of the proxy for the preceding year’s annual meeting, provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the preceding year’s annual meeting, notice by the stockholder must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such annual meeting is first made. For the annual meeting of stockholders in 2011, we must receive this notice no earlier than December 24, 2010 and no later than January 23, 2011. You may obtain a copy of our By-Laws, without charge, or submit a nominee for director, by writing to our Corporate Secretary, c/o FTI Consulting, Inc., 500 East Pratt Street, Suite 1400, Baltimore, Maryland 21202, telephone no. (410) 951-4800. We filed a copy of our By-Laws, as amended and restated through September 17, 2004, with the SEC on November 9, 2004 as an exhibit to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2004. We filed Amendment No. 6 to our By-Laws dated as of December 18, 2008 with the SEC on December 22, 2008 as an exhibit to our Current Report on Form 8-K dated December 18, 2008. We filed Amendment No. 7 to our By-Laws dated as of February 25, 2009 with the SEC on March 3, 2009 as an exhibit to our Current Report on Form 8-K dated February 25, 2009.

COMMUNICATIONS WITH NON-MANAGEMENT DIRECTORS

     Our Whistleblower Policy covers communications with the non-management directors. It is available on our website at http://www.fticonsulting.com, under About FTI - Governance. Stockholders, employees and other interested persons can communicate with an individual director, the Chair of the Audit Committee, the Presiding Director or the non-management directors as a group, using the EthicsPoint system, which allows interested persons to place confidential and anonymous reports by either telephone or the Internet, without divulging their names or other personal information. The reporting website can be accessed from any Internet-enabled computer at www.ethicspoint.com. Telephone reports can be placed by calling toll free (866) 294-3576 in the United States. EthicsPoint will send reports to designated recipients within FTI, which includes our Executive Vice President, General Counsel and Chief Ethics Officer, Executive Vice President and Chief Risk Officer and Associate General Counsel and Corporate Secretary. If interested persons do not feel comfortable using the EthicsPoint system, they may communicate with non-management directors by telephone to our General Counsel at (410) 951-4800, by mail to FTI Consulting, Inc., 500 East Pratt Street, Suite 1400, Baltimore, Maryland 21202, or by e-mail to eric.miller@fticonsulting.com. The designated recipients will forward interested party communications, depending upon the subject matter, to the Chair of the Nominating and Corporate Governance Committee or Audit Committee, the Presiding Director, or other appropriate person who is responsible for ensuring that the interested persons’ concerns are investigated and appropriately addressed. The designated recipients of the reports will not filter the communications. Communications to non-management directors relating to our business will be retained for seven years.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     There were 46,962,666 shares of our common stock issued and outstanding on April 1, 2010, the record date of this 2010 Annual Meeting of Stockholders. The following table shows the beneficial ownership of our common stock as of April 1, 2010, by:
  each of the named executive officers;

  each person known to own beneficially more than 5% of our outstanding common stock;

  each of our directors and director nominees; and

  all of our executive officers and directors as a group.
     The amounts and percentages of shares of common stock beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities with respect to which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

     Except as otherwise indicated in these footnotes, each of the beneficial owners listed has, to our knowledge, sole voting and investment power with respect to the indicated shares of common stock.

	Number of Share	Percentage of Shares
Name of Beneficial Owner (1)	Beneficially Owned	Beneficially Owned (%)
Jack B. Dunn, IV (2)	658,722	1.40
Dennis J. Shaughnessy (3)	377,708	*
Roger D. Carlile (4)	89,651	*
Jorge A. Celaya (5)	66,601	*
Dominic DiNapoli (6)	274,725	*
Brenda J. Bacon (7)	28,310	*
Mark H. Berey (8)	101,625	*
Denis J. Callaghan (9)	177,546	*
James W. Crownover (10)	3,600	*
Gerard E. Holthaus (11)	107,700	*
Matthew F. McHugh (12)	22,478	*
George P. Stamas (13)	115,302	*
BlackRock, Inc. (14)
40 East 52nd Street
New York, New York 10022	3,723,963	7.93
All directors and executive officers as a group (15 persons)	2,400,439	5.11
____________________

*	Less than 1%

(1)	Unless otherwise specified, the address of these persons is c/o FTI Consulting, Inc.’s executive office at 777 South Flagler Drive, Phillips Point, Suite 1500 West Tower, West Palm Beach, Florida 33401.

(2)	Includes 47,202 shares of restricted stock and 72,414 performance-based shares, subject to vesting conditions, 424,901 shares of common stock issuable upon the exercise of stock options, 18,000 shares of common stock held by his spouse, 450 shares of common stock over which Mr. Dunn and his son share voting and investment power and 26,250 shares of common stock held by a GRAT over which Mr. Dunn exercises voting and investment power.

(3)	Includes 91,481 shares of restricted stock and 22,462 performance-based shares, subject to vesting conditions, and 160,000 shares of common stock issuable upon exercise of stock options.

(4)	Includes 10,019 shares of restricted stock, subject to vesting conditions, and 25,508 shares of our common stock issuable upon exercise of stock options.

(5)	Includes 60,000 shares of our common stock issuable upon exercise of stock options. Mr. Celaya resigned as an employee of the Company effective March 30, 2010 and he has been excluded from “all directors and executive officers as a group” for purposes of the presentation of that information.

(6)	Includes 80,958 shares of restricted stock, subject to vesting conditions, and 167,052 shares of our common stock issuable upon exercise of stock options.

(7)	Includes 2,354 shares of restricted stock, subject to vesting conditions, and 7,206 shares of our common stock issuable upon exercise of stock options.

(8)	Includes 3,125 shares of restricted stock, subject to vesting conditions, and 73,000 shares of our common stock issuable upon exercise of stock options.

(9)	Includes 4,248 shares of restricted stock, subject to vesting conditions, 167,023 shares of our common stock issuable upon exercise of stock options, and excludes 1,779 deferred stock units issued under the 2009 Plan.

(10)	Excludes 40,490 deferred restricted stock units issued under the 2009 Plan.

(11)	Includes 107,700 shares of common stock issuable upon exercise of stock options. Excludes 37,500 deferred restricted stock units issued under the 2009 Plan.

(12)	Includes 4,938 shares of restricted stock, subject to vesting conditions.

(13)	Includes 4,938 shares of restricted stock, subject to vesting conditions, 102,945 shares of our common stock issuable upon exercise of stock options and 7,419 shares of our common stock over which Mr. Stamas and his spouse share voting and investment power.

(14)	Based on Schedule 13G filed on January 29, 2010. The reporting person reported sole voting and investment power with respect to the shares.

EXECUTIVE OFFICERS AND COMPENSATION

EXECUTIVE AND KEY OFFICERS

     We have set forth below information as of April 1, 2010 about each executive officer and other key officer who is not also a director:

		Officer
Name	Age	Since	Position	Principal Business Experience For Past Five Years
David G. Bannister	54	2005	Executive Vice President and Chief Financial Officer
Mr. Bannister has been our Executive Vice President and Chief Financial Officer since March 2010. Mr. Bannister will retain his role in corporate development. Prior to that appointment, Mr. Bannister served as our Executive Vice President – Corporate Development and Chief Administrative Officer from December 2008 to March 2010, our Executive Vice President – Corporate Development from June 2006 to December 2008, and our Senior Vice President—Business Development from May 2005 to June 2006. From 1998 to 2004, Mr. Bannister was a General Partner of Grotech Capital Group. From 1983 to 1998, Mr. Bannister was employed in the investment banking division of Alex Brown & Sons Incorporated holding the position of Managing Director when he left in 1998. Mr. Bannister is a director of Landstar System, Inc., the Chairman of its Audit Committee and a member of other committees.

Roger D. Carlile	47	2009	Executive Vice President and Chief Administrative Officer
Mr. Carlile has been our Executive Vice President and Chief Administrative Officer since March 2010. Prior to March 2010, Mr. Carlile served as our Executive Vice President and Chief Human Resources Officer. In his new role as Chief Administrative Officer, Mr. Carlile will retain oversight of human resources, in addition to adding oversight of our client relationship management, internal technology, procurement, real estate and insurance functions. From November 2003 to January 2009, Mr. Carlile was a Senior Managing Director and the global Segment Leader of our Forensic and Litigation Consulting segment. Prior to joining FTI, Mr. Carlile was a partner of KPMG LLP serving as its global head of Forensic Services.

Dominic DiNapoli	55	2004	Executive Vice President and Chief Operating Officer
Mr. DiNapoli has been our Executive Vice President and Chief Operating Officer since February 2004. From August 2002 to February 2004, Mr. DiNapoli was a Senior Managing Director in our Corporate Finance/Restructuring segment. From 1998 to 2002, Mr. DiNapoli was a Managing Partner of PricewaterhouseCoopers LLP’s U.S. business recovery services practice.

		Officer
Name	Age	Since	Position	Principal Business Experience For Past Five Years
John A. MacColl	61	2006	Executive Vice President and Chief Risk Officer
Mr. MacColl has been an Executive Vice President and our Chief Risk Officer since January 2006. In August 2007, Mr. MacColl assumed the position of Chief Compliance Officer. From January 2006 to February 2008, he also held the position of Chief Legal Officer. From April 2004 to April 2005, Mr. MacColl was Vice Chairman of St. Paul Travelers, a position he held with its predecessor, The St. Paul Companies, Inc. from May 2002 to April 2004. From May 1999 to August 2004, he also held the position of General Counsel of The St. Paul Companies, Inc. Mr. MacColl joined the St. Paul Companies in 1998, following the company’s merger with USF&G Corporation, where he served as Executive Vice President of Human Resources and General Counsel. From April 2005 to January 2006, Mr. MacColl pursued personal business interests.

Eric B. Miller	50	2006	Executive Vice President, General Counsel and Chief Ethics Officer
Mr. Miller joined us in May 2006 and was elected Senior Vice President and General Counsel in June 2006. In May 2008, Mr. Miller was elected an Executive Vice President of FTI. He assumed the chief legal officer role in February 2008, and was elected Chief Ethics Officer effective March 2010. From 1995 to May 2006, Mr. Miller was a Partner with DLA Piper.

Catherine M. Freeman	53	2007	Senior Vice President, Controller and Chief Accounting Officer
Ms. Freeman has been Senior Vice President and our Controller and Chief Accounting Officer since November 2007. From April 2004 to July 2007, Ms. Freeman held the position of Vice President, Corporate Controller, and from July 2007 to November 2007 held the position of Vice President and Deputy Chief Financial Officer, of AES Corporation. From August 2001 to March 2004, Ms. Freeman was Vice President and Corporate Controller of World Kitchen, Inc., and from 1983 to March 2001, held various finance and accounting positions with Fort James Corporation. During Ms. Freeman’s term as an officer of World Kitchen, Inc., World Kitchen, Inc. filed for Chapter 11 bankruptcy protection.

Liz Nickles	62	2010	Senior Vice President and Chief Marketing Officer
Ms. Nickels joined FTI as its Senior Vice President and Chief Marketing Officer in January 2010. From April 2002 to December 2009, Ms. Nickles was the President of Liz Nickles & Associates, Inc. and from October 2007 to January 2010 she was also President of Black Label Financial Brand Development.

     Our executive officers are appointed by the Board of Directors, and they serve at the pleasure of our Board, subject to the terms of written employment arrangements that we have with some of them.

COMPENSATION DISCUSSION AND ANALYSIS

     The following discussion of named executive officer (“NEO”) compensation contains descriptions of various employment related agreements and employee compensation plans. These descriptions are qualified in their entirety by reference to the full text or detailed descriptions of the agreements and plans that we have filed as exhibits to our Annual Report on Form 10-K for the year ended December 31, 2009 filed with the SEC on February 26, 2010.

The Compensation Committee

     All of the Company’s NEOs are elected to their positions by the Board. As of December 31, 2009, the Company’s NEOs were: its President and CEO – Jack B. Dunn, IV; Chairman – Dennis J. Shaughnessy; CFO – Jorge A. Celaya; and Executive Vice President and Chief Operating Officer (“COO”) – Dominic DiNapoli. Roger D. Carlile was also a NEO as of December 31, 2009, at which time he held the position of Executive Vice President and Chief Human Resources Officer. In March 2010, Mr. Carlile was appointed our Executive Vice President and Chief Administrative Officer (“CAO”) and he is referred to by that position in this proxy statement. Mr. Celaya resigned from the Company effective March 30, 2010.

     The Compensation Committee is responsible for setting the compensation of our NEOs. It reviews and approves corporate and individual goals for our CEO and Chairman and reviews the goals of the other NEOs. It sets the compensation of our CEO and Chairman and reviews the recommendations of our CEO and Chairman relating to the compensation of other NEOs and approves the compensation of those officers. See “Information About the Board of Directors and Committees – Committees of the Board of Directors – Compensation Committee” for a discussion of the powers of the Compensation Committee and the roles our CEO and Chairman play in compensation decisions.

Primary Objectives of Our Compensation Program

     The primary objectives of the compensation program for our NEOs are to:
  motivate, attract and retain highly qualified and experienced executives;

  align the interests of our NEOs with those of our stockholders by rewarding our NEOs for the achievement of strategic goals that successfully drive our operations and enhance stockholder value;

  provide incentives for the creation of long-term stockholder value;

  reward corporate performance; and

  reward individual performance.
Design of Our Compensation Program

     The compensation program for our NEOs is intended to reward performance by:
  maintaining base salary at a competitive market level;

  evaluating performance on both an individual and company-wide basis reflecting our progress in meeting short-term and long-term growth objectives based on designated performance metrics, including revenue, EBITDA (earnings before interest, taxes, depreciation and amortization) and earnings per share targets;

  linking short-term compensation to individual performance goals set at the beginning of the year;

  balancing short-term and long-term goals by delivering compensation through short-term and long-term incentives;

  delivering a mix of fixed and at-risk compensation; and

  using equity-based awards that are linked to stockholder value.

     In designing the compensation program and in determining NEO compensation, we also considered the following factors:
  our size and complexity;

  our projected growth and expansion into other businesses;

  our long-term strategic goals;

  our operating and financial performance compared with targeted goals;

  our current compensation levels;

  the level of responsibility, experience and longevity of our current executive officers; and

  the competition for strong senior executives.
     The Compensation Committee has not targeted salary, bonus, equity compensation and total compensation to any peer group. The Compensation Committee did not engage any compensation consultant to look at the compensation of any NEO in 2009. In the past, the Compensation Committee has selectively engaged outside compensation consultants for advice regarding compensation issues. In 2010, the Compensation Committee retained a compensation consultant to advise the Committee on market practices and specific FTI compensation policies and programs. The compensation consultant reports directly to the Compensation Committee Chairman, and takes direction from the Committee. The consultant’s work for the Compensation Committee includes data analyses, market assessments and preparation of related reports. The work done by the compensation consultant for the Committee is documented in a formal scope of work and contract which has been executed by the consultant and the Compensation Committee.

NEO Compensation

     General

     We pay our NEO’s an annual base salary and we also put a significant portion of the executive’s compensation at risk through the use of annual cash bonus and equity awards by tying those elements to Company and/or individual performance for the year and longer periods of time. The elements of compensation paid to our NEOs are intended to reward performance as follows:
  Annual Base Salary. Annual base salary is a fixed annual rate of pay received by the NEO. Annual base salary rewards the NEO for his or her day-to-day responsibilities, experience, time employed by the Company, position within the organization, skills and abilities. The complexity and growth of the Company’s businesses are also considered when setting annual base compensation. The Compensation Committee reviews the base salary of our CEO and Chairman at least annually and sometimes more often. The Compensation Committee also considers our CEO’s and Chairman’s recommendations regarding the annual base salary of other NEOs. The Compensation Committee will adjust annual base salary on a case-by-case basis after considering any changes to the NEO’s employment terms, the NEOs responsibilities and whether those responsibilities have increased or decreased, corporate performance, the results of annual individual performance evaluations as measured against the subjective performance criteria established for the NEO, the NEO’s employment contract terms, if applicable, and the NEO’s total compensation package. See “– 2009 NEO Base Salary Adjustments.” The Compensation Committee does not assign relative weights to the items it considers nor does it assign relative weights to each subjective criteria considered to evaluate individual performance of an NEO. See “– The FTI Consulting, Inc. Incentive Compensation Plan – 2009 Incentive Compensation Payments,” for a discussion of subjective factors considered by the Compensation Committee when setting NEO incentive compensation in 2009.

  Cash Incentive Compensation. For 2009, 65% of each NEOs 2009 incentive compensation was paid in the form of cash and the balance was deferred in the form of restricted stock with associated vesting conditions. Cash incentive compensation, or incentive compensation, is an amount of cash compensation in addition to annual base salary that is intended to reward the NEO for meeting or exceeding company-wide objective and individual subjective goals established each year by the Compensation Committee. As a result, a substantial portion of a NEO’s annual incentive compensation is at risk. The cash incentive compensation rewards NEOs for organization-wide performance as measured against financial goals for the year and individual performance as measured against individual subjective goals considered by the Compensation Committee. Cash incentive compensation set by the Compensation Committee pursuant to the Incentive Compensation Plan, is designed to meet the requirements of Code Section 162(m) to allow the Company to receive a deduction for that compensation; therefore, individual subjective performance goals can only be considered to reduce but not increase an individual’s bonus payment.

  Equity Compensation. In general, the Company believes that stock options and restricted stock link a NEO’s compensation to stockholder return and value. Stock options and restricted stock, the value of which increase as our stock price increases, provide a strong incentive for the NEO to remain with the Company. The Compensation Committee is the administrator of our long-term equity compensation plans and determines the type, number of shares, other terms and timing of equity awards granted to NEOs. The Compensation Committee primarily uses equity awards to provide continuing incentives that will keep NEOs engaged and vested with the interests of stockholders. The Compensation Committee generally but not specifically considers corporate performance, stock price and individual responsibilities and performance to determine whether to make an award, when to make an award and what kind and how many equity incentives to grant to an NEO. No weights are assigned to specific aspects of performance.

  LTIP Awards. Long-Term Incentive Plan (“LTIP”) awards represent stock option and restricted stock awards that vest upon meeting variable, specified financial-based performance goals. The financial metrics may include financial results, such as revenues, EBITDA, earnings per share, foreign revenues and cash flow or financial ratios, such as debt-to-equity, or combinations of such metrics. We believe that performance-based equity awards link a NEO’s compensation to financial metrics that are important to the Company and its stockholders. Performance-based awards reward long-term financial goals established internally for the Company such as long-term improvement of revenue, EBITDA, earnings per share, financial ratios and business mix. They also allow executives to earn more if the Company achieves superior performance or earn less if all or some of the performance goals are not met. The Compensation Committee primarily uses performance-based equity awards to provide continuing incentives to NEOs to drive the long-term performance of the Company. Our general forms of performance-based award documents do not grant discretion to the Compensation Committee to vest the awards if the applicable performance goals have not been met.

  Sign-on or Retention Payments. We may provide contractual or other incentive payment opportunities, including sign-on or retention bonuses, which may be in the form of cash and/or equity, to individuals who join us as officers or, in some cases, to officers who enter into new employment arrangements with us. These payments are designed to reward individuals for joining or continuing their employment with the Company.

  Other Benefits and Perquisites. We provide our NEOs with substantially the same benefits that we provide to employees generally, including medical and dental insurance, a life insurance benefit and the opportunity to participate in the Company’s 401(k) savings plan. In addition, the Company provides NEOs with certain perquisites designed to facilitate their ability to perform their positions and develop client relations, including, an automobile and a corporate aircraft to facilitate security. In 2009, the Company discontinued the practice of paying club dues for NEOs.
     Historically, the Compensation Committee and the Company have not used a formula to allocate among cash and non-cash, short and long-term, and fixed and at-risk compensation and has subjectively made decisions as to the form of compensation, amount of compensation and timing of compensation after considering the periodic financial results of the Company and their subjective assessment of each NEO’s performance. The Compensation Committee has not assigned weights to specific aspects of performance, compensation objections and components of NEO compensation.

     2009 NEO Annual Base Salary and Transition Payment Adjustments

     The Compensation Committee considers adjustments to annual base compensation each year but not necessarily at the same time each year. The Compensation Committee discusses annual base salary levels directly with our CEO and Chairman and considers their recommendations regarding the annual base salary levels of the other NEOs. See “Executive Officers and Compensation – Summary Compensation Table” for the base salaries paid to the NEOs.

     In February 2009, the Compensation Committee authorized a merit annual base salary adjustment to increase our CFO’s base salary from $500,000 to $600,000, effective March 1, 2009, which brought his salary level more in line with the base salary levels of other executive officers below the COO level.

     In 2009, the Compensation Committee did not take action to adjust the base salary levels of our CEO, in light of the base salary adjustment from $1,250,000 to $1,500,000, which was effective on July 1, 2008. In January 2009, our Chairman entered into an amendment to his employment agreement to extend the term to January 2, 2012. In lieu of an annual base salary adjustment, at his request the Compensation Committee increased his post full-time employment annual transition payment from $400,000 to $700,000. We believe when considering the present value of the adjustment, the compensation adjustments for our CEO and Chairman approximately equate in value. See “Executive Officers and Compensation – Employment Agreements and Potential Termination and Change in Control Payments” for a description of the amendment to our Chairman’s employment agreement.

     Our COO’s annual base salary of $2,000,000 was established by contract in November 2005 through arms-length negotiations. The Compensation Committee concluded that his salary was competitive and did not warrant an increase in 2009.

     Prior to our CAO’s election as a corporate Executive Vice President in January 2009, he was the leader of our Forensic and Litigation Consulting segment. During negotiations of our CAO’s employment arrangements in January 2009, the Company agreed that our CAO should maintain the same annual base salary level of $1,300,000 per annum that he earned in his capacity as segment leader.

     In 2009, we paid total annual base salary compensation to each of our CEO, COO and CAO in excess of the deductibility limits of Code Section 162(m). See “Executive Officers and Compensation – Summary Compensation Table” for the base salaries and other compensation paid to the NEOs for 2009.

     2010 NEO Annual Base Salary Adjustments

     In February 2010, effective April 1, 2010, the Compensation Committee increased the annual base salary of each of our CEO, Chairman and COO by an additional $50,000 each. Following, these salary adjustments, the annual base salaries of our CEO, Chairman and COO, are $1,550,000, $1,050,000 and $2,050,000, respectively.

The FTI Consulting, Inc. Incentive Compensation Plan

     General

     On June 6, 2006, our stockholders approved the FTI Consulting, Inc. Incentive Compensation Plan (the “Incentive Plan”). Annual cash incentive compensation is intended to focus and reward individuals based on measures identified as having a positive impact on our annual business results and that are aligned with the interests of our stockholders. The Incentive Plan requires that the Compensation Committee designate those executive officers who will participate in the plan for any year and establish performance goals and maximum dollar amounts to be paid to each plan participant if the performance goals have been achieved. In conjunction with a NEO’s equity incentives, annual incentive compensation is intended to tie a potentially large portion of such officer’s total compensation to that year’s financial performance and place it at-risk. The Compensation Committee has not assigned any weights to incentive compensation as a specific multiple of base salary or as a percentage of total compensation.

     Under the Incentive Plan, the Compensation Committee may choose from a range of defined objective performance measures: EBITDA, stock price, earnings per share, earnings per share before stock option expense, net earnings, operating or other earnings, revenues, net cash flow, financial return ratios, return on assets, stockholder return, return on equity, growth in assets, and market share or strategic business criteria consisting of one or more objectives meeting specified revenue goals, market penetration goals, geographic business expansion goals, or goals relating to acquisitions or strategic partnerships.

     The incentive compensation measures are objective measures that reflect our operating results for the year for which the performance goals are established. The Compensation Committee seeks to establish performance goals that are challenging but attainable based on our business and financial plan for the year. When establishing performance goals for a plan year, the Compensation Committee reviews and discusses our business and financial plans for that year and their key underlying assumptions, expectations under then-existing and anticipated market conditions and the opportunity to generate stockholder value. The Compensation Committee establishes a range of performance goals for the plan year as well as individual payment maximums for each goal within the range for the participants in the plan.

     In the case of the NEOs whose overall annual cash compensation may, in some instances, exceed $1,000,000, performance goals and payment maximums have been established by the Compensation Committee no later than 90 days following our fiscal year end, to ensure that their award payouts that are solely attributable to and dependent upon satisfaction of a performance goal will be fully deductible under the federal tax laws. Under our Incentive Plan, payments based on the prior year’s performance must be made (if earned) by no later than March 15th of the following year.

     2009 Incentive Compensation Payments

     On March 27, 2009, the Compensation Committee approved the participants, performance goals and individual maximum target bonus levels for the year ended December 31, 2009 under our Incentive Plan. When establishing performance goals for 2009, the Compensation Committee reviewed and discussed FTI’s budget, business and financial plans for 2009, company expectations, anticipated market conditions, FTI’s published financial guidance and the recommendations of the CEO and Chairman. For 2009, the Compensation Committee designated a range of performance goals based on earnings per share (“EPS”), with a low EPS performance goal and high EPS performance goal, consistent with the prior year practices. For the purpose of presenting that information in our proxy statement, we report the threshold as the lowest performance goal, the target as a mid-range performance goal and the maximum as the highest performance goal established within the applicable range of performance goals set by the Compensation Committee. The Compensation Committee did not use a formula to set the goals and individual target payment levels in 2009. The Compensation Committee did approve an approach for adjusting EPS to reflect acquisitions or dispositions of all or parts businesses that occur during the year, however, no adjustment to EPS was made in connection with the award of the 2009 incentive compensation payments. The Compensation Committee designated our CEO, Chairman, COO, CFO and CAO, as well as four other executive officers, who are not NEOs, as plan participants for 2009.

     As permitted under the Incentive Plan and Code Section 162(m), the Compensation Committee approved subjective individual performance criteria relating to the performance of the participants that could be considered by the Compensation Committee, in it sole discretion, to reduce but not increase maximum individual target payment levels once an EPS goal has been achieved. The criteria set for the NEOs were general in nature and related to 2009 cost savings initiatives, business development, financial performance, employee retention, business development and branding. The Compensation Committee did not assign weights to each subjective criteria but each participant was informed that the failure to meet such participant’s individual performance goals could result in a reduction of such participant’s maximum target bonus. The Compensation Committee also established quarterly financial benchmarks for 2009 based on information provided by management. These quarterly financial goals did not constitute guidance or projections but were established as benchmarks against which to measure progress and were intended as subjective criteria that could be considered by the Compensation Committee to reduce but not increase a participant’s maximum target award.

     Effective February 26, 2010, the Company achieved the 2009 EPS performance goal of $2.70, however, the Compensation Committee exercised its discretion and paid incentive compensation at the EPS level of $2.65, subject to further reduction in the discretion of the Committee based on subjective criteria. We believe these payments will be deductible under Section 162(m) of the Code. The Compensation Committee found that the NEOs substantially met the subjective goals set for each of them, except in certain cases due to challenges relating to the global economic recession. The Compensation Committee approved total incentive compensation awards to the NEOs for 2009, payable approximately 65% in cash and through the deferral of 35% of the cash incentive compensation in the form of shares of restricted stock with associated vesting terms (See “ – March 2010 Equity Grants”), as follows:

Total Cash Equivalent Value
($)
NEO	(a)
CEO	1,600,000
Chairman	1,600,000
COO	1,000,000
CFO	500,000
CAO	300,000

     March 2010 Equity Grants

     In March 2010, the Compensation Committee authorized deferral of approximately 35% of the 2009 incentive compensation awards to the NEOs in the form of shares of restricted stock, subject to future vesting. The following number of restricted shares were awarded to each NEO:

Restricted Stock
(Shares) (1)
NEO	(a)
CEO	15,221
Chairman	15,221
COO	9,513
CFO	4,756
CAO	2,854
____________________

(1)	The shares of restricted stock will vest as to 33.33% on December 31, 2010, 33.33% on December 31, 2011 and 33.34% on December 31, 2012.

2010 Incentive Compensation

     2010 Incentive Compensation Plan

     On March 25, 2010, the Compensation Committee approved the participants, range of performance goals and individual maximum target bonus levels for 2010 under the Incentive Plan within the deadline for establishing such terms under Code Section 162(m). The Compensation Committee designated our CEO, Chairman, current chief financial officer, COO and CAO, as well as one additional executive officer, as the only participants for the year ending December 31, 2010. The 2010 participants in the Incentive Plan will not necessarily correlate with those executive officers who are NEOs for 2010. The performance goals for 2010 are based on a range of company-wide earnings per share, subject to adjustment in certain circumstances, for the year ending December 31, 2010. The maximum 2010 performance goal requires the Company to meet or improve its 2010 year-end earnings per share in comparison to the actual earnings per share reported by the Company for the year ended December 31, 2009. The 2010 performance goals at the high end of the range are appropriately aggressive and would require significant improvement of FTI’s financial results for 2010 over 2009. If the Compensation Committee determines that an objective performance goal has been achieved, each of the participants for 2010 would be entitled to receive the corresponding target incentive compensation amount, subject to reduction in the Compensation Committee’s discretion based on certain subjective individual and company performance criteria.

     Other 2010 Cash-Based Incentive Compensation Opportunities

     As of April 1, 2010, FTI does not have sufficient authorized shares under its equity compensation plans to award additional performance-based equity awards to NEOs or other employees and non-employee directors eligible to participate in such plans. In order to continue to incentivize the achievement of annual performance goals and to align the interests of our executives with those of our stockholders, in March 2010, the Compensation Committee authorized cash-based performance awards pursuant to our 2009 Plan, to the NEOs as well as other executive officers and leaders of our practice segments who are members of our executive committee. The Compensation Committee established a range of performance goals based on EPS (excluding special charges) as the relevant performance measures. If a performance goal is achieved for the fiscal year ending December 31, 2010, each participant may earn up to a maximum of 11,500 performance units depending upon which goal has been achieved. Subject to continued employment, the units, if earned, will vest as to one-third on March 1, 2011, 2012 and 2013. Each performance unit earned by an NEO will be have a cash value equivalent to one share of FTI common stock as reported on the NYSE (or such other principal exchange on which FTI shares are then listed) for the applicable vesting date.

2009 Equity Compensation

     Equity incentives are used as a mechanism to link compensation with increases in stockholder value. The Compensation Committee believes that the use of equity incentives aligns the interests of NEOs with long-term stockholder value better than cash alone. The Compensation Committee also uses equity awards upon hiring of an officer or employee to immediately link the interests of that person with our interests and those of our stockholders. The level of equity awards are not tied to any peer group analysis and are determined on a case-by-case basis based on management’s recommendation and the perceived value of the services performed by the individual to FTI.

     2009 Standing Equity Awards to our CEO

     On July 31, 2008, the Compensation Committee authorized a standing automatic restricted stock award to our CEO with a value equivalent to $250,000 on the day following FTI’s quarterly and annual public earnings release each year (the “Standing Stock Award”), without the necessity of further action of the Compensation Committee. The number of shares of restricted stock awarded to our CEO will be determined by dividing (i) $250,000, by (ii) the closing price per share of FTI common stock as reported on the NYSE for the day following the date of each relevant quarterly and annual FTI earnings release. The Standing Stock Awards will be awarded out of the shares available under any equity compensation plan in effect from time to time. The Compensation Committee believes that the Standing Stock Awards directly align with and keep our CEO focused on long-term increases in stockholder value. See “– LTIP Awards” for a discussion of the performance-based restricted stock awarded to our CEO.

     LTIP Awards

     In July 2008, our CEO agreed to extend his employment term, and as partial consideration, the Compensation Committee authorized the award of 67,522 performance-based shares of restricted stock under our 2006 Plan with a value equivalent to $5.0 million on the grant date of August 11, 2008 (based on $74.05 per share (the closing price per share of FTI common stock reported on the NYSE for that day)). The restricted shares, if fully earned, vest in five equal annual installments of 20% on the day following the first through fifth anniversary dates of the grant date; subject to the achievement of applicable performance goals based on the annual revenue and earnings per share targets established for 2008 through 2012. The applicable revenue and earnings per share targets will be adjusted for acquisitions and dispositions of businesses or portions of businesses. The CEO may earn a percentage of the number of restricted shares that would have otherwise vested on an applicable vesting date, if one but not both of the revenue and earnings per share targets for the applicable period has been achieved, and the balance of the restricted shares that do not vest for the applicable period will be forfeited. For the year ended December 31, 2008, 6,752 shares vested pursuant to this grant in August 2009.

     In January 2009, our Chairman agreed to extend his employment term, and as partial consideration, the Compensation Committee authorized the award of 33,692 performance-based shares of restricted stock under our 2006 Plan with a value equivalent to $1.5 million on the grant date of January 2, 2009 (based on the closing price per share of FTI common stock of $44.52 reported on the NYSE for that day). The plan establishes performance goals or a range of performance goals for the year ended December 31, 2009 and the years ending December 31, 2010 through 2011. The applicable revenue and earnings per share targets will be adjusted for acquisitions and dispositions of businesses or portions of businesses. The restricted shares, if fully earned, vest with respect to one-third of the number of shares granted on the later of (i) the first through third anniversary dates of the grant date or (ii) the certification date of the achievement of the applicable performance goal(s). The Chairman may earn a percentage of the number of restricted shares that would have otherwise vested on an applicable vesting date, if one but not both of the revenue and earnings per share targets for the applicable period has been achieved and the balance of the restricted shares that do not vest for the applicable period will be forfeited.

     On March 27, 2009, the Compensation Committee authorized the modification of the performance goals initially established for the year ended December 31, 2009, to establish a broader range of contiguous EPS and revenue goals for the year than initially established by the Compensation Committee that would vest on a sliding percentage scale depending on the goal or goals that have been achieved. The amended terms also provided that the vesting of such award may be triggered by the provisions of one but not both contiguous goals. For the year ended December 31, 2009, our CEO tentatively vested in 5,401 shares, subject to continued service and vesting in August 2010. For the year ended December 31, 2009, our Chairman vested in 4,492 shares in February 2010.

     The purpose of these LTIP awards was to incentivize long-term performance by setting aggressive annual revenue and earnings per share goals during the remaining term of our CEO’s and Chairman’s employment under his current employment agreement.

Benefits and Perquisites

     NEOs receive a variety of benefits, including the following benefits that are available to all full-time employees:
  medical, dental, vision, prescription drug and mental health services;

  pre-tax health and dependent care flexible spending accounts;

  parking and transit reimbursement accounts;

  group life insurance and AD&D coverage and supplemental life and AD&D insurance coverage;

  life and AD&D coverage for spouses and dependents;

  short-term disability insurance coverage for illnesses lasting no more than 90 days;

  long-term disability insurance coverage equal to 60% of base salary with the benefit capped at $300,000;

  parental leave;

  family and medical leave;

  emergency travel services;

  health advocacy services;

  travel insurance;

  401(k) match; and

  workers’ compensation insurance.
     Additional benefits and perquisites that are provided to one or more NEOs include:
  company supplied automobile or car allowance;

  use of the corporate aircraft; and

  supplemental life, AD&D insurance or long-term disability insurance.
     During 2009, we were parties to Charter and Management Services Agreements with FAA Part 135 air carriers (each, the “Aircraft Management Company”), whereby the Aircraft Management Company provided the crew and maintained, managed and operated our corporate leased aircraft to carry our NEOs, non-employee directors, other personnel and guests of the Company on business travel. When not in use by the Company for business travel, the Aircraft Management Company chartered the aircraft. In February 2006, upon the recommendation of the Compensation Committee, the Board approved an internal Corporate Aircraft Policy to govern the use and administration of the aircraft, including the personal use of the aircraft by authorized NEOs and their family members and other invitees. During 2009, authorized NEOs directly chartered the aircraft from Aircraft Management Company for personal use. The hourly charter fee per in flight travel hour for personal charters by authorized NEOs for 2009 was $1,800, which is less than the amount third parties would pay to charter the aircraft. During 2009, the cost per hour for an executive to personally charter the aircraft has equaled or exceeded the aggregate marginal operating cost of the aircraft. In the event that a family member or other invitee travels on the aircraft when a NEO is using it for a business purpose, if the person is a family member, the related officer or non-employee director is imputed taxable income relating to that person’s travel. If the invitee is a third party, we issue a Form 1099 to such invitee for the taxable income imputed to such third party. The taxable income is imputed at a rate equivalent to the Standard Industry Fare Level formula calculation (“SIFL”), or such other calculation as may be required under applicable rules and regulations of the Internal Revenue Service, for the NEO and each family member or other invitee over the age of two.

Retirement Benefits

     We do not maintain defined benefit pension plans. Retirement benefits to U.S. employees are currently provided through our 401(k) Plan. NEOs are eligible to receive matching benefits under our 401(k) Plan up to the maximum allowed under the Code.

     We provide a medical program that provides health, dental, vision and prescription benefits to our NEOs and their spouses and dependents after termination of employment at a level substantially the same as that provided prior to termination. See “Executive Officers and Compensation – Employment Agreements and Potential Termination and Change in Control Payments.”

     For a description of the perquisites received by the NEOs in 2009, see “Executive Officers and Compensation – Summary Compensation Table.”

Total 2009 Compensation Comparisons

     The following table compares each component of a NEO’s compensation described in “Executive Officers and Compensation – Summary Compensation Table” as a percentage of his total compensation for the year ended December 31, 2009:

			Non-Equity
			Incentive Plan		Option	All Other
	Base Salary	Bonus	Compensation	Stock Awards	Awards	Compensation
	(% of Total)	(% of Total)	(% of Total)	(% of Total)	(% of Total)	(% of Total)
Name and Principal Position	(a)	(b)	(c)	(d) (1)	(e) (1)	(f)
Jack B. Dunn, IV	38.95	—	27.00	32.82	—	1.23
Jorge A. Celaya	62.71	—	34.52	—	—	2.77
Dennis J. Shaughnessy	42.96	—	44.67	9.44	—	2.93
Dominic DiNapoli	74.06	—	24.07	—	—	1.87
Roger D. Carlile	86.51	—	12.98	—	—	0.52
____________________

(1)	The percentages in column (d) were derived based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. See “Executive Officers and Compensation – Equity Compensation Plans – Grants of Plan Based Awards for Fiscal Year Ended December 31, 2009.”

Employment Agreements, Termination of Employment and Change in Control Arrangements

     As we discuss more fully in “Executive Officers and Compensation – Employment Agreements and Potential Termination and Change in Control Payments,” we have employment agreements with our CEO, Chairman and COO. The employment agreements include annual base salary terms that provide that specified annual salary levels cannot be reduced. Our employment agreements with our CEO, Chairman and COO contain provisions relating to transition employment opportunities and payments during that period. We did not have a long-term employment agreement with the CFO during 2009, but his written offer letter contains certain terms relating to his continuing employment and payments on termination of his employment by FTI without “cause” and termination by the CFO with “good reason” within three years of the commencement of his employment with FTI or after three years from the effective date of his employment during the one year period following a change in control. We did not have a long-term employment agreement with our CAO during 2009, but his written employment letter provides he will be entitled to certain payments in the event of death, disability, termination by the Company without “cause” and termination by our CAO for “good reason.”

     We provide certain NEOs with payments and benefits related to certain termination of employment events, including in connection with a change in control, termination by us without “cause” and termination by the NEO with “good reason” (as those terms are defined in the relevant agreement). These protections limit our ability to downwardly adjust compensation, including base salaries, to relocate an executive and to change responsibilities of executives, without triggering the right of the affected NEO to receive termination payments and benefits. These termination protection payments and benefits are viewed as an important component of the total compensation. In our view, having these protections helps to maintain our NEOs’ objectivity in decision-making and provides another vehicle to align the interests of our NEOs with the interests of our stockholders. The Compensation Committee did not take the termination protection payments and benefits into account in making decisions with respect to other elements of NEO compensation as all or some of these payments and benefits may never be triggered.

     Decisions to enter into employment agreements, the terms of those agreements and amendments to those agreements have been based on the facts and circumstances at the time and arm’s length negotiations with the applicable NEO.

Timing of Equity Grants

     Equity awards to our NEOs, other officers and employees have been awarded under our 1997 Plan, 2004 Plan, 2006 Plan and 2009 Plan. Our plans are administered by the Compensation Committee. As administrator, the Compensation Committee has the authority, in its sole and absolute discretion, to grant awards under the plans, establish the terms of such awards, including vesting terms, prescribe grant agreements evidencing such awards, and establish programs for granting awards. The Compensation Committee has not delegated its authority to make awards or prescribe the terms (including vesting terms) to our management. Management recommends to the Compensation Committee the identities of the officers and employees to receive awards, the type of award, the number of shares subject to an award and other terms of an award, including vesting terms and the life of such award. In general, our stock option awards have a ten year exercise term.

     The Company’s 2004 Plan, 2006 Plan and 2009 Plan, by their terms, prohibit below-market equity grants. The plans also limit aggregate annual individual equity awards to 750,000 shares of our common stock. We do not adjust that limit for terminated, surrendered and cancelled awards.

     Stock option and stock-based awards, including restricted stock awards, are only effective as of the later of the date (i) the Compensation Committee takes action to approve the grant and (ii) all conditions to the award have been met in accordance with FASB ASC Topic 718. In some cases, the Compensation Committee will grant awards that are contingent, which contingencies may include commencement of employment or the execution of new written employment documents with us, or with grant dates as of a future date. All option awards are made at an exercise price equal to or exceeding the “fair market value” of our common stock on the date of grant.

     The Compensation Committee does not generally time equity awards to NEOs (or other employees) to correspond to the release of material public information, including earnings announcements. However, by their terms, Mr. Dunn’s Standing Stock Awards, which are made the day after each quarterly and annual earnings release date, are timed to allow dissemination of our quarterly and year-end earnings announcements prior to the award dates.

     The Compensation Committee does not follow a set schedule for making equity grants under the plans. Throughout the year, as management believes grants are merited, they will make recommendations for equity awards to the Compensation Committee for approval. The Compensation Committee may also make equity awards on its own initiative. The timing of awards is influenced by new hires and promotions throughout the year and timing of annual bonus payments that may be in the form of equity. Typically, equity awards are approved at regularly scheduled or special meetings of the Compensation Committee but the Compensation Committee may also approve equity awards by unanimous written consent of the members.

     The equity awards to our NEOs are also subject to contractual transition, termination and change in control provisions. See “Executive Officers and Compensation – Employment Agreements and Potential Termination and Change in Control Payments.”

Stock Ownership Guidelines and Return of Incentive Compensation by NEOs

     Our NEOs are stockholders of the Company. See “Security Ownership of Certain Beneficial Owners and Management.” Currently, we have stock ownership guidelines for our non-employee directors but not for the NEOs. See “Information About the Board of Directors and Committees – Compensation of Non-Employee Directors and Stock Ownership Guidelines.”

     The NEOs would be subject to Section 304 of the Sarbanes-Oxley Act of 2002, which requires corporate executives to forfeit their stock sale profits and bonuses earned when there has been a financial restatement resulting from misconduct. The Board has not adopted a policy that gives the Board the discretion to require an officer to reimburse FTI for any bonus or incentive compensation that was paid, or any equity awards that were granted, based on financial results that may become the subject of a significant restatement of our financial statements other than as a result of such officer’s misconduct.

Deductibility of NEO Compensation

     Code Section 162(m) limits the deductibility of compensation in excess of $1.0 million paid to our chief executive officer and the three other most highly compensated executive officers serving on the last day of the fiscal year, excluding the chief financial officer. A company can deduct compensation (including the exercise of options) above that limit if it pays the compensation under a plan that its stockholders have approved and that is performance-related and non-discretionary. The Compensation Committee considers Code Section 162(m) when making compensation decisions but other considerations, such as providing our NEOs with competitive and adequate incentives to remain with and increase our business operations, financial performance and prospects, as well as rewarding extraordinary contributions, also significantly factor into the Compensation Committee’s decisions. The Compensation Committee has and expects to continue to authorize payment of compensation to NEOs outside the deductibility limits of Code Section 162(m). The Compensation Committee has not consulted with any compensation consultant with respect to the payment of compensation that is not deductible under Code Section 162(m) and may or may not do so in the future.

COMPENSATION COMMITTEE REPORT

     The Compensation Committee of our Board has reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement relating to the 2010 Annual Meeting of Stockholders.

Compensation Committee

James W. Crownover, Chair
Brenda J. Bacon
Gerard E. Holthaus
Matthew F. McHugh

SUMMARY COMPENSATION TABLE

     We have set forth below the total compensation paid or earned by our President and Chief Executive Officer and the three other most highly compensated persons who were serving as our executive officers on December 31, 2009.

							Change in
							Pension
							Value and
							Nonqualified
						Non-Equity	Deferred	All
				Stock	Option	Incentive Plan	Compensation	Other
		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Name and Principal	Year	($) (1)	($) (1)	($) (2)	($) (3)	($) (1) (4)	($)	($) (5)	($)
Position	(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Jack B. Dunn, IV	2009	1,500,000	—	1,264,174	—	1,040,000	—	47,282	3,851,456
President and Chief	2008	1,434,616	—	5,499,908	1,373,175	1,100,000	—	66,621	9,474,320
Executive Officer	2007	1,375,000	—	997,460	1,929,511	1,750,000	—	44,589	6,096,560

Jorge A. Celaya (6)	2009	590,385	—	—	—	325,000	—	26,119	941,504
Executive Vice	2008	550,000	—	—	—	450,000	—	27,427	1,027,427
President and Chief	2007	253,846	375,000	392,600	1,330,065	—	—	15,944	2,367,455
Financial Officer

Dennis J. Shaughnessy	2009	1,000,000	—	219,748	—	1,040,000	—	68,186	2,327,934
Chairman of the Board	2008	1,000,000	—	—	—	1,100,000	—	73,105	2,173,105
	2007	1,000,000	—	—	—	1,750,000	—	49,862	2,799,862

Dominic DiNapoli	2009	2,000,000	—	—	—	650,000	—	50,615	2,700,615
Executive Vice	2008	2,000,000	200,000	381,000	—	600,000	—	50,285	3,231,285
President and Chief	2007	2,000,000	—	—	—	800,000	—	22,666	2,822,666
Operating Officer

Roger D. Carlile,	2009	1,300,000	—	—	—	195,000	—	7,800	1,502,800
Executive Vice
President and Chief
Administrative Officer
____________________

(1)	All cash compensation is presented in columns (b), (c) and (f) above. Column (c) includes any cash bonus payments that were paid in 2008, 2009 and 2010 on account of a NEO’s performance in 2007, 2008 and 2009, respectively, which were not paid pursuant to our Incentive Plan. Cash bonus payments pursuant to our Incentive Plan that were paid in 2008, 2009 and 2010 on account of the 2007, 2008 and 2009 plan year, respectively, which are intended to qualify as deductible under Code Section 162(m), are included in column (f). The numbers in column (f) reflect the actual cash bonus awards paid to a NEO in 2008, 2009 and 2010 upon attainment of a performance goal for 2007, 2008 and 2009, respectively, established by the Compensation Committee pursuant to the Incentive Plan.

(2)	The amounts in column (d) reflect the dollar amounts for awards of stock. Aggregate grant date fair value has been computed in accordance with FASB ASC Topic 718.

(3)	The amounts in column (e) reflect the dollar amounts for awards of stock options. Aggregate grant date fair value has been computed in accordance with FASB ASC Topic 718.

(4)	The short-term incentive payouts approved by the Compensation Committee for the 2009 performance year were delivered in a combination of cash and shares of restricted stock with vesting restrictions. The amounts in Column (f) for 2009 represent the cash portion of the short-term incentive awards. The grant date fair value of the restricted stock portion of these payouts will be reported in the Stock Awards column of the 2010 Summary Compensation Table and in the 2010 Grants of Plan Based Awards table and are not included in this Proxy Statement. These awards and the performance criteria are discussed in more detail in “Compensation Discussion and Analysis – NEO Compensation – 2009 Incentive Compensation Payments and – March 2010 Equity Grants.”

(5)	The following table presents an itemization of the amounts included in column (h):

Name	Year	Company 401(k) Matching Contribution ($) (a)	Company Paid Premiums on Life Insurance ($) (i) (b)	Premiums on Other Insurance Policies ($) (ii) (c)	Company Car/Auto Allowance ($) (d)	Personal Use of Corporate Aircraft ($) (iii) (e)	Club Dues, Memberships and Season Tickets ($) (iv) (f)	Total ($) (g)
Jack B. Dunn, IV	2009	7,350	1,290	—	29,760	8,882	—	47,282
	2008	6,900	1,290	—	29,783	5,868	22,780	66,621
	2007	6,750	1,000	—	24,589	—	12,250	44,589

Jorge A. Celaya	2009	7,350	300	—	18,468	—	—	26,119
	2008	6,900	300	—	20,227	—	—	27,427
	2007	6,750	—	—	9,194	—	—	15,944

Dennis J. Shaughnessy	2009	7,350	1,980	11,148	43,414	4,294	—	68,186
	2008	6,900	1,980	11,148	37,824	10,107	5,146	73,105
	2007	6,750	686	11,001	21,240	9,260	925	49,862

Dominic DiNapoli	2009	7,350	690	—	40,129	2,446	—	50,615
	2008	6,900	690	—	33,483	—	9,212	50,285
	2007	6,750	331	—	15,300	—	285	22,666

Roger D. Carlile	2009	7,350	450	—	—	—	—	7,800
____________________

(i)	The amount in column (b) reflects premiums paid by us for a life insurance benefit.

(ii)	The amount in column (c) reflects premium payments for additional liability coverage and long-term disability coverage that are not generally provided to other employees and executive officers.

(iii)	During 2009, we were parties to a Charter and Management Services Agreements with FAA Part 135 air carrier (the “Aircraft Management Company”), whereby the Aircraft Management Company provided the crew and maintained, managed and operated our corporate leased aircraft to carry our NEOs, non-employee directors, other personnel and guests of the Company on business travel. When the aircraft is not in use for business purposes, the Aircraft Management Company chartered the aircraft. The NEOs were permitted to directly charter the corporate aircraft for personal use. In 2007, 2008 and 2009, the hourly leasing fee per in flight travel hour for personal charters by corporate executives and non-employee directors was $1,800, which is lower than the hourly charter fee charged to third parties. During 2007, 2008 and 2009, the cost per hour for a NEO to personally charter the aircraft has equaled or exceeded the aggregate marginal operating cost of the aircraft. In the event that a family member or other invitee traveled on the aircraft when a NEO or non-employee director was using it for a business purpose, if the person was a family member, the related NEO or non-employee director was imputed taxable income relating to that person’s travel. If the invitee was a third party, we issued a Form 1099 to such invitee for the taxable income imputed to such third party. The taxable income was imputed at a rate equivalent to the SIFL formula calculation, or such other calculation as required under applicable rules and regulations of the Internal Revenue Service, for the executive or non-employee director and each family member or other invitee over the age of two. The amounts in column (e) include the SIFL imputed to the applicable NEO for use by invitees.

(iv)	In 2009, the Company discontinued paying for club memberships for executive officers.

(6)	Mr. Celaya joined FTI on July 9, 2007 and was employed by FTI until March 2010. This table includes payments to Mr. Celaya for the portion of 2007 that he was employed by FTI and the payments to him have not been annualized to reflect a full 12 months.

EQUITY COMPENSATION PLANS

Grants of Plan Based Awards for Fiscal Year Ended December 31, 2009

     The following table provides information on performance-based cash incentive awards pursuant to our Incentive Plan and performance-based and non-performance-based stock option and restricted stock awards granted in 2009 to each NEO. There can be no assurance that the grant date fair value of the stock and stock option awards will ever be realized.

	Grant Date (a)		Compensation Committee Approval Date (b)							All Other Stock Awards: Number of Shares of Stock or Stock Units (2) (#) (i)	All Other Option Awards: Number of Securities Underlying Options (2) (#) (j)	Exercise or Base Price of Option Awards ($/Sh) (k)	Grant Date Fair Value of Stock and Option Awards (3) ($) (l)

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)
Name				Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
Jack B. Dunn, IV	—		03/27/09	500,000	1,475,000	2,000,000	—	—	—	—	—	—	—
		(4)	03/03/09	—	—	—				5,498	—	—	249,994
		(4)	04/30/09	—	—	—				4,555	—	—	249,978
		(4)	08/05/09	—	—	—				5,223	—	—	249,973
		(4)	11/05/09	—	—	—				5,451	—	—	249,983

Jorge A. Celaya	—		03/27/09	250,000	700,000	1,000,000	—	—	—	—	—	—	—

Dennis J. Shaughnessy	—		03/27/09	500,000	1,475,000	1,850,000	—	—	—	—	—	—	—
		(5)	01/02/09	—	—	—	—	—	—	33,692	—	—	1,499,967

Dominic DiNapoli	—		03/27/09	500,000	800,000	1,000,000	—	—	—	—	—	—	—

Roger D. Carlile	—		03/27/09	100,000	300,000	550,000	—	—	—	—	—	—	—
____________________

(1)
On March 27, 2009, the Compensation Committee set the performance goals under our Incentive Plan for the plan year ended December 31, 2009, as disclosed in the table under the heading “Executive Officers and Compensation – Compensation Discussion and Analysis –2009 Incentive Compensation.” For 2009, the Compensation Committee designated a range of target performance goals based on EPS, with a low EPS performance goal and high EPS performance goal. For the purpose of presenting information in this proxy statement, we report the threshold as the lowest performance goal, the target as a mid-range performance goal and the maximum as the highest performance goal established within the applicable range of performance goals set by the Compensation Committee.

As of February 26, 2010, the Compensation Committee certified that the Company achieved the 2009 EPS performance goal of $2.70, however, the Compensation Committee exercised its discretion and decided to pay incentive compensation at the $2.65 EPS level, except in the case of our CFO and CAO whose bonus payments were reduced in the discretion by the Compensation Committee based on subjective criteria relating to the general economy. The Compensation Committee approved and authorized payment of the following total bonus for 2009 under the Incentive Plan to each executive, of which approximately 65% was currently paid in cash and payment of approximately 35% of the cash amount was deferred by substituting an equivalent value of shares of restricted stock, subject to associated vesting provisions (see “Executive Officers and Compensation – Compensation Discussion and Analysis –2009 Incentive Compensation”):

	Performance	Total Individual Incentive
Participant	Criteria – EPS ($)	Compensation Payments ($)
Jack B. Dunn, IV	2.65	1,600,000
Dennis J. Shaughnessy	2.65	1,600,000
Dominic DiNapoli	2.65	1,000,000
Jorge A. Celaya	2.65	500,000
Roger D. Carlile	2.65	300,000

(2)	Equity awards to the NEOs in 2009 were awarded pursuant to our 2006 Plan and 2009 Plan.

(3)	Column (l) represents the aggregate grant date fair value of restricted stock and stock option awards to a NEO during the year ended December 31, 2009. The Company used the Black-Scholes method of valuation to value all stock options grants in 2009. Options allow the grantee to purchase shares of our common stock at the closing price per share of FTI common stock as reported on the NYSE for the date of grant. The grant date fair value of restricted stock to the executive was determined by multiplying the number of shares subject to the applicable award by the closing price per share of FTI common stock as reported on the NYSE for the date of grant.

(4)	Represents Standing Stock Awards authorized by our Compensation Committee on July 31, 2008, with a value equivalent to $250,000 on the date following FTI’s quarterly and annual public earnings release each year. The Standing Stock Award is in lieu of the Standing Option Award and went into effect for the second quarter ended June 30, 2008. The number of shares of restricted stock awarded to Mr. Dunn is determined by dividing (i) $250,000, by (ii) the closing price per share of FTI common stock as reported on the NYSE for the day following the date of each relevant quarterly and annual FTI earnings release (the “Stock Grant Date”). The restricted shares granted pursuant to each Standing Stock Award will vest as follows: 33.33% of the award shares on the first anniversary of the Stock Grant Date, 33.33% of the award shares on the second anniversary of the Stock Grant Date, and 33.34% of the award shares on the third anniversary of the Stock Grant Date, subject to the terms of the CEO Employment Agreement relating to the continued vesting of equity awards during his “transition period” (as defined in such employment agreement) and accelerated vesting on death, disability, termination by Mr. Dunn for good reason, termination by the Company without cause and a change in control.

(5)	Represents a performance-based restricted stock award to Mr. Shaughnessy by the Compensation Committee pursuant to the 2006 Plan with a grant date of January 2, 2009, and a value equivalent to $1.5 million based on the closing price per share of FTI common stock reported on the NYSE for that day. See “Compensation Discussion and Analysis – NEO Compensation – 2009 Equity Compensation – LTIP Awards” for a description of the award.

Outstanding Equity Awards at Fiscal Year-End

     The following table shows the number of shares covered by exercisable and unexercisable options and unvested shares of restricted stock held by our NEOs on December 31, 2009:

	Option Awards								Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (a)		Number of Securities Underlying Unexercised Options (#) Unexercisable (b)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (c)		Option Exercise Price ($/Sh) (d)	Option Expiration Date (e)	Number of Shares or Units of Stock that Have Not Vested (#) (f)		Market Value of Shares or Units of Stock that Have Not Vested ($) (g)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#) (h)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($) (i)
Jack B. Dunn, IV	—		—		—		—	—	26,993	(1)	1,272,990	(2)	—		—
	—		—		—		—	—	—		—		80,517	(3)	3,797,182	(2)
	22,500	(4)	—		—		31.91	02/15/16	—		—		—		—
	22,500	(4)	—		—		30.83	05/02/16	—		—		—		—
	20,000	(5)	—		—		26.45	10/24/16	—		—		—		—
	23,750	(6)	—		—		26.45	10/24/16	—		—		—		—
	20,000	(6)	—		—		26.45	10/24/16	—		—		—		—
	22,500	(4)	—		—		30.77	11/01/16	—		—		—		—
	22,500	(4)	—		—		28.86	11/01/15	—		—		—		—
	22,500	(4)	—		—		29.48	03/03/13	—		—		—		—
	22,500	(4)	—		—		33.25	04/25/13	—		—		—		—
	18,651	(4)	—		—		28.58	07/25/12	—		—		—		—
	22,500	(4)	—		—		30.50	11/01/12	—		—		—		—
	50,000	(7)	—		—		27.60	11/05/12	—		—		—		—
	22,500	(4)	—		—		36.40	02/16/17	—		—		—		—
	22,500	(4)	—		—		41.15	05/02/17	—		—		—		—
	22,500	(4)	—		—		53.52	08/06/17	—		—		—		—
	22,500	(4)	—		—		59.25	11/01/17	—		—		—		—
	—		—		22,500	(8)	69.85	03/01/18	—		—		—		—
	—		—		22,500	(8)	67.91	05/08/18	—		—		—		—

Jorge A. Celaya									3,334	(9)	157,231	(2)
	15,000	(10)	—		—		39.26	07/09/17	—		—		—		—
	—		45,000	(10)	—		39.26	07/09/17	—		—		—		—

Dennis J. Shaughnessy	—		—		—		—	—	76,260	(11)	3,596,422	(2)	—		—
	—		—		—		—	—	—		—		33,692	(15)	1,588,915	(2)
	50,000	(5)	—		—		26.45	10/24/16	—		—		—		—
	110,000	(6)			—		26.45	10/24/16	—		—		—		—

Dominic DiNapoli	—		—		—		—	—	73,445	(12)	3,463,666	(2)	—		—
	17,052	(13)	—		—		24.28	08/30/12	—		—		—		—
	50,000	(13)	—		—		16.59	03/12/14	—		—		—		—
	100,000	(14)	—		—		26.24	11/01/15	—		—		—		—

Roger D. Carlile	—		—		—		—	—	1,502	(16)	70,834	(2)	—		—
	—		—		—		—	—	8,334	(17)	393,031	(2)	—		—
	16,666	(18)	33,334	(18)	—		27.89	01/02/17	—		—		—		—
	254	(19)	1,020	(19)	—		65.37	03/14/18	—		—		—		—
____________________

(1)
26,993 unvested shares of restricted stock awarded pursuant to the Standing Stock Award on August 7, 2008, November 6, 2008, March 3, 2009, April 30, 2009, August 5, 2009 and November 5, 2009 pursuant to our 2006 Plan, which vest over three years as follows: 33.33% on the first anniversary of the date of grant, 33.33% on the second anniversary of the date of grant and 33.34% on the third anniversary of the date of grant, such that the award made on August 7, 2008, will be fully vested on August 7, 2011, the award made on November 6, 2008, will be fully vested on November 6, 2011, the award made on March 3, 2009 will be fully vested on March 3, 2012, the award made on April 30, 2009, will be fully vested on April 30, 2012, the award made on August 5, 2009, will be fully vested on August 5, 2012 and the award made on November 5, 2009, will be fully vested on November 5, 2012. The Standing Stock Award with a value equivalent to $250,000 on the date of grant is automatically made as of the day following the publication of each quarterly and annual earnings press release.

(2)	The closing price of FTI common stock reported by the NYSE for December 31, 2009 was $47.16 per share. Determined by multiplying $47.16 by the number of shares of restricted stock that have not yet vested.

(3)	Includes:

  54,017 unvested performance-based shares of restricted stock awards by the Compensation Committee with a grant date of August 11, 2008 pursuant to our 2006 Plan, which will vest in five equal annual installments of 20% on the day following the first through fifth anniversary dates of the grant date; provided that (i) the applicable performance goals based on the achievement of annual revenue and earnings per share targets for the year ended December 31, 2008 and December 31, 2009 and ending December 31, 2010, December 31, 2011, December 31, 2012 and December 31, 2013, have been achieved and (ii) all other conditions have been satisfied, including the condition that the achievement of the relevant goal(s) be confirmed by the final audit for the relevant year end. The applicable revenue and earnings per share targets will be adjusted for acquisitions and dispositions of businesses or portions of businesses. The executives may earn 50% of the number of restricted shares that would have otherwise vested on an applicable vesting date, if one but not both of the revenue and earnings per share targets for the applicable period has been achieved and the balance of the restricted shares that do not vest for the applicable period will be forfeited. For the year ended December 31, 2008, 6,752 shares vested pursuant to this grant. For the year ended December 31, 2009, 5,401 shares have been earned and will vest in August 2010, and

  26,500 unvested performance-based shares of restricted awards by the Compensation Committee for 26,500 shares to Mr. Dunn with a grant date of April 23, 2007 pursuant to our 2006 Plan. The associated performance goals have been met and the award will vest on April 23, 2010.

See “Compensation Discussion and Analysis – NEO Compensation – 2009 Equity Compensation – LTIP Awards” for a discussion of the modification of the 2009 performance goals associated with these awards.

(4)
Represents vested Standing Option Awards to the executive as first authorized by the Compensation Committee on December 9, 1996, as affirmed and reauthorized on March 2, 2005, pursuant to our equity-based plans in effect from time to time. Each award is for a stock option exercisable for 22,500 shares of common stock. The award was made automatically as of the day following the publication of each of our quarterly and year-end earnings press releases at an exercise price equal to 110% of the closing price per share of FTI common stock as reported on the NYSE (or other principal exchange on which our common stock is then traded) for the date of the award. Each option becomes fully exercisable upon an increase of 25% in the market value of a share of our common stock but not earlier than the first anniversary of the award date, or eight years from the award date if the market value does not reach the target value. The Standing Option Award was replaced by the Standing Stock Award to the executive effective with the second quarter ended June 30, 2008. The awards in column (a) represent stock options granted pursuant to our 2004 Plan or 2006 Plan for which the applicable market conditions have been achieved as of December 31, 2008, which have been outstanding more than one-year, and have vested as described below:

Grant Date	Fully Vested Date	Expiration Date
02/16/07	02/16/08	02/16/17
05/02/07	05/02/08	05/02/17
08/06/07	08/06/08	08/06/17
11/01/07	11/01/08	11/01/17
02/15/06	02/15/07	02/15/16
05/02/06	05/02/07	05/02/16
11/01/06	11/01/07	11/01/16
11/01/05	02/15/07	11/01/15
03/03/03	04/11/07	03/03/13
04/25/03	04/25/07	04/25/13
07/25/02	02/15/07	07/25/12
11/01/02	04/11/07	11/01/12

(5)	Represents an exercisable performance-based stock option granted to the executive by the Compensation Committee pursuant to our 2006 Plan with a grant date of October 24, 2006, which vested December 31, 2009, following achievement of the associated performance goals.

(6)	Represents an exercisable stock option granted to the executive by the Compensation Committee pursuant to our 2006 Plan with a grant date of October 24, 2006, which vested in full as of October 24, 2009.

(7)	Represents an exercisable stock option granted to the executive by the Compensation Committee with a grant date of November 5, 2002 pursuant to the 1997 Stock Option Plan (the “1997 Plan”) which vested in full as of November 5, 2004.

(8)	Represents unvested stock option awards, each exercisable for 22,500 shares of common stock, granted to the executive by the Compensation Committee pursuant to our 2004 and 2006 Plans pursuant to the Standing Option Awards described in footnote (4). Each stock option award will become fully exercisable upon an increase of 25% in the market value of a share of our common stock but not earlier than the first anniversary of the award date, or eight years from the award date if the market value does not reach the target value.

(9)	Represents unvested portion of shares of restricted stock awarded to the executive by the Compensation Committee pursuant to our 2006 Plan for 10,000 shares of FTI common stock with a grant date of July 9, 2007, which vest in three installments as follows: 3,333 shares on July 9, 2008, 3,333 shares on July 9, 2009 and 3,334 shares on July 9, 2010, such that all shares will be fully vested on July 9, 2010. Mr. Celaya is no longer employed by FTI as of March 30, 2010 and the vesting of this award accelerated as of that date.

(10)	Represents vested and unvested unexercised portions of a stock option exercisable for 75,000 shares of FTI common stock granted to the executive by the Compensation Committee pursuant to our 2006 Plan on July 9, 2007, which vests in five installments as follows: 15,000 on July 9, 2008, 15,000 shares on July 9, 2009, 15,000 shares on July 9, 2010, 15,000 shares on July 9, 2011 and 15,000 shares on July 9, 2012, such that the stock option will be fully vested on July 9, 2012. Mr. Celaya is no longer employed by FTI as of March 30, 2010 and the vesting of this award accelerated as of that date.

(11)	Represents the unvested portion of shares of restricted stock awarded to the executive by our Compensation Committee pursuant to our 2004 Plan for 152,517 shares of FTI common stock with a grant date of October 18, 2004, which vests in ten installments as follows: 15,252 shares on October 18, 2005, 15,251 shares on October 18, 2006, 15,251 shares on October 18, 2007, 15,251 shares on October 18, 2008, 15,252 shares on October 18, 2009, 15,252 shares on October 18, 2010, 15,252 shares on October 18, 2011, 15,252 shares on October 18, 2012, 15,252 shares on October 18, 2013 and 15,252 shares on October 18, 2014, such that all shares will be fully vested on October 18, 2014.

(12)	Includes the unvested portion of a restricted stock award to the executive by our Compensation Committee pursuant to our 2004 Plan for 125,000 shares of our common stock with a grant date of November 1, 2005, which vests in nine installments as follows: 13,888 shares on December 31, 2006, 13,889 shares on December 31, 2007, 13,889 shares on December 31, 2008, 13,889 shares on December 31, 2009, 13,889 shares on December 31, 2010, 13,889 shares on December 31, 2011, 13,889 shares on December 31, 2012, 13,889 shares on December 31, 2013, 13,889 shares on December 31, 2014, such that all shares will be fully vested on December 31, 2014; and 6,000 shares of restricted stock awarded to the executive by our Compensation Committee pursuant to our 2006 Plan with a grant date of February 29, 2008, which vests in three installments as follows: 33.33% on March 1, 2009, 33.33% on March 1, 2010 and 33.34% on March 1, 2011, such that all shares will be fully vested on March 1, 2011, which was intended as 2007 equity bonus compensation to reward his performance for the year ended December 31, 2007.

(13)	Includes vested and unexercised stock option exercisable for 67,500 shares of FTI common stock granted to the executive by the Compensation Committee pursuant to our 1997 Plan with a grant date of August 30, 2002, which vested in three installments as follows: 22,500 shares on August 30, 2003, 22,500 shares on August 30, 2004 and 22,500 shares on August 30, 2005, such that the stock option was fully vested on August 30, 2005; and vested and unexercised stock option exercisable for 50,000 shares of FTI common stock granted to the executive by the Compensation Committee pursuant to our 1997 Plan with a grant date of March 12, 2004, which vested in three installments as follows: 16,666 shares on March 12, 2005, 16,667 shares on March 12, 2006 and 16,667 shares on March 12, 2007, such that the stock option was fully vested on March 12, 2007.

(14)	Represents the vested and unexercised stock option exercisable for 100,000 shares of FTI common stock granted to the executive by the Compensation Committee pursuant to our 2004 Plan with a grant date of November 1, 2005, which vested in three installments as follows: 33,333 shares on November 1, 2005, 33,333 shares on November 1, 2006 and 33,334 shares on November 1, 2007, such that the stock option was fully vested on November 1, 2007.

(15)	Represents unvested performance-based restricted stock awards granted to the executive by the Compensation Committee pursuant to the 2006 Plan with a grant date of January 2, 2009, which will vest in three equal annual installments on the day following the first through third anniversary dates of the grant date; provided that (i) applicable performance goals based on the achievement of annual revenue and earnings per share targets for the year ended December 31, 2009 and each of the years ending December 31, 2010 and December 31, 2011, have been achieved and (ii) all other conditions have been satisfied, including the condition that the achievement of the relevant goal(s) be confirmed by the final audit for the relevant year end. The applicable revenue and earnings per share targets will be adjusted for acquisitions and dispositions of businesses or portions of businesses. The executives may earn 50% of the number of restricted shares that would have otherwise vested on an applicable vesting date, if one but not both of the revenue and earnings per share targets for the applicable period has been achieved and the balance of the restricted shares that do not vest for the applicable period will be forfeited. For the year ended December 31, 2009, 4,492 shares have been earned and vested on February 26, 2010.

(16)	Represents unvested portion of shares of restricted stock awarded to the executive by the Compensation Committee pursuant to our 2006 Plan for 2,086 shares of FTI common stock with a grant date of March 14, 2008; 1,274 of which vest in three installments as follows: 424 shares on March 14, 2009, 425 shares on March 14, 2010 and 425 shares on March 14, 2011, such that the 1,274 shares will be fully vested on March 14, 2011; 812 of which vest in five installments as follows: 160 shares on March 14, 2009, 163 shares on March 14, 2010, 163 shares on March 14, 2011, 163 shares on March 14, 2012, and 163 shares on March 14, 2013, such that the 812 shares will be fully vested on March 14, 2013.

(17)	Represents unvested portion of shares of restricted stock awarded to the executive by the Compensation Committee pursuant to our 2006 Plan for 12,500 shares of FTI common stock with a grant date of January 2, 2007; which vest in six installments as follows: 2,083 shares on January 2, 2008, 2,083 shares on January 2, 2009, 2,083 shares on January 2, 2010, 2,083 shares on January 2, 2011, 2,084 shares on January 2, 2012 and 2,084 shares on January 2, 2013, such that all shares will be fully vested on January 2, 2013.

(18)	Represents vested and unvested unexercised portions of a stock option exercisable for 50,000 shares of FTI common stock granted to the executive by the Compensation Committee pursuant to our 2006 Plan on January 2, 2007, which vests in six installments as follows: 8,333 shares on January 2, 2008, 8,333 shares on January 2, 2009, 8,333 shares on January 2, 2010, 8,333 shares on January 2, 2011, 8,334 shares on January 2, 2012 and 8,334 shares on January 2, 2013, such that the stock option will be fully vested on January 2, 2013.

(19)	Represents vested and unvested unexercised portions of a stock option exercisable for 1,274 shares of FTI common stock granted to the executive by the Compensation Committee pursuant to our 2006 Plan on March 14, 2008, which vest in five installments as follows: 254 shares on March 14, 2009, 255 shares on March 14, 2010, 255 shares on March 14, 2011, 255 shares on March 14, 2012, and 255 shares on March 14, 2013, such that the stock option will be fully vested on March 14, 2013.

Option Exercises and Stock Vested

     The following table shows the number of shares of our common stock acquired during the fiscal year ended December 31, 2009 upon the exercise of stock options and the vesting of restricted stock awards:

	Option Awards		Stock Awards
	Number of	Value	Number of	Value
	Shares	Realized	Shares	Realized
	Acquired on	Upon	Acquired	on
	Exercise	Exercise	on Vesting	Vesting
	(#)	($)	(#)	($)
Name of Executive Officer	(a)	(b) (1)	(c)	(d) (2)
Jack B. Dunn, IV:
Options	76,029	1,849,528	—	—
Stock	—	—	30,507	1,397,837

Jorge A. Celaya:
Options	15,000	213,600	—	—
Stock	—	—	3,333	169,116

Dennis J. Shaughnessy:
Options	100,000	3,130,415	—	—
Stock	—	—	65,252	3,008,650

Dominic DiNapoli:
Options	50,448	1,469,118	—	—
Stock	—	—	15,889	737,905

Roger D. Carlile:
Options	—	—	—	—
Stock	—	—	2,667	120,370
____________________

(1)	The value realized upon the exercise of stock options is computed by multiplying (A) the difference between (i) the market price of the underlying shares at the exercise date and (ii) the exercise price of the option by (B) the number of shares for which the option was exercised.

(2)	The value realized on vesting of restricted stock is computed by multiplying (A) the market value of the shares of common stock at the vesting date by (B) the number of restricted shares that vested on that date.

EMPLOYMENT AGREEMENTS AND POTENTIAL TERMINATION AND CHANGE IN CONTROL PAYMENTS

Employment Agreements

     Jack B. Dunn, IV

     We entered into an employment agreement with Jack B. Dunn, IV as of November 5, 2002, to replace the employment agreement that we previously had with him. The CEO Employment Agreement was amended as of September 23, 2004. The CEO Employment Agreement was further amended as of August 11, 2008 to extend the employment term to terminate on August 12, 2011. Effective at the close of business on August 11, 2009, the term of Mr. Dunn’s employment was extended for an additional one-year period to and including August 12, 2012. Effective at the close of business on August 11, 2010, the term of Mr. Dunn’s employment under the CEO Employment Agreement, if not otherwise terminated, will be extended for an additional one-year period unless either party has, before such time, given notice of his or its intention not to further extend the term to and including August 12, 2013. The CEO Employment Agreement includes provisions relating to termination by the Company with and without “cause,” termination by the employee with and without “good reason” and events of termination such as death, “disability” and a “change in control” (all such terms as defined in such agreement). In addition, the CEO Employment Agreement was amended to provide that the executive’s place of employment may be Baltimore, Maryland, Annapolis, Maryland or Palm Beach (West Palm Beach), Florida.

     If Mr. Dunn’s employment term expires or earlier terminates other than upon death, disability or termination by the Company for cause, Mr. Dunn will continue to provide services to us as a part-time employee for five years (his transition term), providing not more than 500 hours of service per 12-month period. During his transition term, in lieu of his salary, we will pay Mr. Dunn five annual transition payments of $500,000. Mr. Dunn is also entitled to the use of a car during his transition term. Mr. Dunn’s equity awards will continue to vest during the transition term. Mr. Dunn’s agreement contains non-competition terms that will continue for three years from the last day of his transition term. During this period, Mr. Dunn also will be prohibited from soliciting any entity or person that has been our client, customer, employee, contractor or vendor to terminate their relationship with us. Mr. Dunn also agrees not to use or disclose proprietary information of the Company in violation of his employment agreement. The transition term will terminate if he breaches his obligations not to compete or solicit pursuant to the employment agreement. See “– Potential Termination Payments.”

     Dennis J. Shaughnessy

     We entered into an employment agreement with Dennis J. Shaughnessy as of September 20, 2004, with an effective date of October 18, 2004. Mr. Shaughnessy’s employment agreement provides that he will serve as our full-time Chairman of the Board of Directors, which is an executive officer’s position, reporting to the Board and our Chief Executive Officer. On December 17, 2008, the Committee approved amendments to the term of the Chairman Employment Agreement to extend the termination date to January 2, 2012 from October 18, 2009, unless otherwise terminated pursuant to Section 9 of such agreement). The amendment became effective as of January 2, 2009. Mr. Shaughnessy’s employment agreement includes provisions relating to termination by the Company with and without “cause,” termination by the employee with and without “good reason” and events of termination such as death, “disability” and a “change in control” (all such terms as defined in such agreement).

     If Mr. Shaughnessy’s employment term expires or earlier terminates other than upon death, disability or termination by the Company for cause), Mr. Shaughnessy will continue to provide services to us as a part-time employee for five years (his transition term), at the request of our chief executive officer or Board, of not more than 500 hours of service per 12-month period. On December 17, 2008, the Compensation Committee increased his post-full-time employment annual transition payment, in lieu of salary, from $400,000 to $700,000 effective as of January 2, 2009. Mr. Shaughnessy is also entitled to the use of a car during his transition term. Mr. Shaughnessy’s equity awards will continue to vest during the transition term. Mr. Shaughnessy’s agreement contains non-competition terms that will continue for three years from the last day of his transition term. During this period, Mr. Shaughnessy also will be prohibited from soliciting any entity or person that has been a client, customer, employee, contractor or vendor of ours to terminate its relationship with us. Mr. Shaughnessy also agrees not to use or disclose proprietary information of the Company in violation of his employment agreement. The transition term will terminate if he breaches his obligations not to compete or solicit pursuant to the employment agreement. See “– Potential Termination Payments.”

     Dominic DiNapoli

     On November 1, 2005, we entered into an employment agreement with Dominic DiNapoli effective as of that date that superseded and replaced his employment agreement dated July 17, 2002 and the letter agreement dated March 24, 2004. The effective date of the employment agreement is November 1, 2005 and it terminates on December 31, 2011, unless otherwise terminated pursuant to Section 9 of such agreement. During the term of his employment agreement, Mr. DiNapoli will serve as our full-time Executive Vice President and Chief Operating Officer. The Compensation Committee has approved a minimum bonus amount of $500,000 per year at a minimum EPS performance goal of $1.00 for the term of the employment agreement pursuant to the Incentive Plan, or its successor plan. Mr. DiNapoli will be eligible to earn additional bonus amounts pursuant to that plan, subject to the discretion of the Compensation Committee, and the recommendation of Mr. Dunn or Mr. Shaughnessy. Mr. DiNapoli’s employment agreement includes provisions relating to termination by the Company with and without “cause,” termination by the employee with and without “good reason” and events of termination such as death, “disability” and a “change in control” (all such terms as defined in such agreement).

     If Mr. DiNapoli’s employment term expires or earlier terminates other than upon death, disability, termination by the Company for cause or the resignation of Mr. DiNapoli without good reason, Mr. DiNapoli will continue to provide services to us as a part-time employee for three years (his transition term), at such dates and time as may be mutually agreed to by him and us, and upon the request and direction of the chief executive officer, of not more than 500 hours of service per 12-month period. During the transition term, in lieu of his salary, we will pay Mr. DiNapoli annual transition payments of $500,000. Mr. DiNapoli is also entitled to the use of a car during his transition term. Mr. DiNapoli’s equity awards will continue to vest during the transition term. Mr. DiNapoli’s agreement contains non-competition terms that will continue for three years from the last day of his transition term. During this period, Mr. DiNapoli also will be prohibited from soliciting any entity or person that has been a client, customer, employee, contractor or vendor of ours to terminate its relationship with us. Mr. DiNapoli also agrees not to use or disclose proprietary information of the Company in violation of his employment agreement. The transition term will terminate if he breaches his obligations not to compete or solicit pursuant to the employment agreement. See “– Potential Termination Payment.”

     Jorge A. Celaya

     Jorge A. Celaya joined us as an Executive Vice President and Chief Financial Officer in 2007. His offer letter provides that in the event of termination by the Company without “cause” or termination by Mr. Celaya for “good reason” (all such terms as defined in the Offer Letter) (i) within three years from the effective date of his employment or (ii) after three years from the effective date of his employment during the one year period following a “change in control” (as defined in the Offer Letter) he will be entitled to certain payments described under the section captioned “– Termination Payments to our NEOs who are not Parties to Written Employment Agreements.” Pursuant to the offer letter extended by the Company and accepted by Mr. Celaya, Mr. Celaya’s employment with us is “at-will.” As an “at-will” employee he is not subject to non-competition and non-solicitation agreements.

     As of March 30, 2010, Mr. Celaya is no longer employed with the Company. Mr. Celaya has agreed to perform transition services as an independent contractor consultant during the period from March 31, 2010 through May 31, 2010. FTI and Mr. Celaya entered into an employment separation agreement providing for severance and certain other benefits. Under the terms of this agreement, Mr. Celaya will be paid severance in an amount equal to his current base salary plus $700,000, his equity grants will vest on an accelerated basis, and he will also receive standard separation benefits on the same basis as such benefits would be payable to other senior executives.

     Roger D. Carlile

     Mr. Carlile was elected a corporate Executive Vice President in January 2009. Prior to assuming that position, Mr. Carlile was the leader of our Forensic and Litigation Consulting segment. As leader of that business segment, Mr. Carlile was a party to a written employment agreement with FTI. That prior agreement was rescinded and superseded by an employment letter dated as of December 31, 2008, which provided for at-will employment, subject to certain terms relating to annual base salary and payments and treatment of equity awards upon certain termination events. His employment letter provides that in the event of death, “disability,” termination by the Company without “cause” and termination by Mr. Carlile for “good reason,” he will be entitled to certain payments described under the section captioned “– Termination Payments to our NEOs who are not Parties to Written Employment Agreements.”Mr. Carlile’s agreement contains non-competition terms that will continue for 12 months from the last day of employment. During this period, Mr. Carlile also will be prohibited from soliciting any entity or person that has been a client, customer, employee, contractor or vendor of ours to terminate its relationship with us. Mr. Carlile also agrees not to use or disclose proprietary information of the Company in violation of his employment letter.

Potential Termination Payments

     General

     The NEOs will receive various payments described below upon termination of employment, including termination by the Company without “cause,” termination by the employee for “good reason” and termination upon death or “disability” or in anticipation of a “change in control” of the Company. We believe that these payment rights and payments are in the best interests of the Company as they tie the interests of the NEOs to those of the Company, secure the services of the NEO and serve as a deterrent to the NEO voluntarily leaving the Company’s employ. In addition, they may serve as consideration for the agreements of certain NEOs not to compete with the Company, not to solicit employees and clients of the Company, and not to use or disclose proprietary information of the Company, as described under “– Employment Agreements” above. Generally, the terms “cause,” “good reason,” “change in control,” and “disability” have the meanings given those terms or words of similar import in the executive’s employment agreement or offer or employment letter, as the case may be.

     Payments by the Company upon Termination (Including Termination by the Company for “Cause” or by Executive Without “Good Reason”)

     Regardless of the manner in which an NEO’s employment terminates, he will be entitled to receive the following payments (collectively, “Accrued Compensation”) earned during his term of employment:
  accrued but unpaid base salary;

  unpaid amount, if any, of earned and unpaid incentive bonus for the year preceding the year of termination;

  unreimbursed substantiated business expenses; and

  vested benefits, if any, under our employee benefit plans in which such executive was a participant.
     Payments upon Termination by the Company Without “Cause” or by the Executive With “Good Reason”

     Messrs. Dunn, Shaughnessy and DiNapoli will be entitled to receive the following payments upon (a) termination of his employment by us without “cause” and (b) termination of employment by such executive with “good reason:”
  Accrued Compensation;

  continued payment of base salary for the remainder of the employment term;

  transition payments as described under “– Employment Agreements;”

  a fixed cash payment in the amount of $2.0 million in the case of Messrs. Dunn and Shaughnessy and $800,000 in the case of Mr. DiNapoli;

  full and immediate vesting of all stock options and other equity awards; and

  continuing group health and group life insurance coverage for the executive and his spouse and dependents for their respective lifetimes or until a dependent is no longer eligible for coverage, on the same terms as provided generally to employees; provided, that the cost of such coverage during the transition term will be split between the Company and the executive, in the same ratio as the cost-sharing in effect under our policies and procedures for our executives at that time, and, thereafter, will be borne 100% by the executive, or, if such coverage is not available, cash payments sufficient to reimburse the executive on an after-tax basis, for a proportionate amount of the reasonable cost of comparable coverage through the end of the transition term.

     Payments on or After Certain “Change in Control” Events

     Messrs. Dunn, Shaughnessy and DiNapoli will be entitled to receive all or substantially all of the following payments, if such executive’s employment is terminated by the Company without “cause” or by the executive with “good reason” following a “change in control,” other than in the event executive’s employment is terminated during the employment term (a) by such NEO for any or no reason coincident with or during the 12-month period after a “change in control” occurs, (b) by such NEO for “good reason” coincident with or during the 24-month period after a “change in control” occurs, or (c) by the Company without “cause” coincident with or during the 24-month period after a “change in control” occurs:
  Accrued Compensation;

  continued payment of base salary for the remainder of the employment term;

  transition payments as described under “– Employment Agreements;”

  a pro rated incentive bonus for the year of termination based on the target annual incentive bonus for the year, or, if no target annual bonus was established for the year or the target annual bonus was materially reduced so as to constitute good reason, the highest incentive bonus earned within the preceding three years;

  an additional incentive bonus equal to one-half of the annual incentive bonus paid to such executive on account of the immediately preceding fiscal year;

  full and immediate vesting of all stock options and equity-based awards; and

  continuing group health and group life insurance coverage for the executive and his spouse and dependents for their respective lifetimes or until a dependent is no longer eligible for coverage, on the same terms as provided generally to employees; provided, that the cost of such coverage during the transition term will be split between the Company and the executive, in the same ratio as the cost-sharing in effect under our policies and procedures for our executives at that time, and, thereafter, will be borne 100% by the executive, or, if such coverage is not available, cash payments sufficient to reimburse the executive on an after-tax basis, for a proportionate amount of the reasonable cost of comparable coverage through the end of the transition term.
     Mr. Dunn, Mr. Shaughnessy and Mr. DiNapoli will be entitled to receive all or substantially all of the following payments if such executive’s employment is terminated during the employment term (a) by such NEO for any or no reason coincident with or during the 12-month period after a “change in control” occurs, (b) by such NEO for “good reason” coincident with or during the 24-month period after a “change in control” occurs, or (c) by the Company without “cause” coincident with or during the 24-month period after a “change in control” occurs:
  Accrued Compensation;

  pro rated incentive bonus for the year of termination based on the target annual incentive bonus for the year or, if no target annual incentive bonus was established for the year or if the target annual incentive bonus for the year was materially reduced so as to constitute good reason, the highest incentive bonus earned within the preceding three years;

  lump sum severance payment equal to three times the sum of (A) executive’s annualized base salary as in effect immediately before executive’s termination of employment (without regard to any reduction in salary that may have given rise to a termination for “good reason” right), plus (B) the greater of the target annual incentive bonus for the year in which the termination occurs or the highest annual incentive bonus earned within the immediately prior three years, plus (C) the aggregate amount of any other bonuses, including special bonuses, earned by the executive within the immediately prior year;

  full and immediate vesting of all stock options and other equity awards; and

  continuing group health and group life insurance coverage for the executive and his spouse and dependents for their respective lifetimes or until a dependent is no longer eligible for coverage, on the same terms as provided generally to employees; provided, that the cost of such coverage during the transition term will be split between the Company and the executive, in the same ratio as the cost-sharing in effect under our policies and procedures for our executives at that time, and, thereafter, will be borne 100% by the executive, or, if such coverage is not available, cash payments sufficient to reimburse the executive on an after-tax basis, for a proportionate amount of the reasonable cost of comparable coverage through the end of the transition term.

     If Mr. Dunn, Mr. Shaughnessy or Mr. DiNapoli breaches his obligations not to compete or solicit pursuant to his employment agreement, the Company may cease paying the executive the payments described above.

     Payments upon Death or “Disability”

     Each of Mr. Dunn, Mr. Shaughnessy or Mr. DiNapoli, or his estate in the event of death, will be entitled to receive all or substantially all of the following payments if his employment is terminated due to death or “disability” as defined in his employment agreement:
  Accrued Compensation;

  only if such death or disability occurs during the employment term (as opposed to the transition term), a pro rated incentive bonus for the year of termination based on the target annual incentive bonus for the year or, if no target annual incentive bonus was established for the year, the highest incentive bonus earned within the preceding three years;

  full and immediate vesting of all stock options and other equity awards; and

  continuing group health and group life insurance coverage for the executive and his spouse and dependents for their respective lifetimes or until a dependent is no longer eligible for coverage, on the same terms as provided generally to employees; provided, that the cost of such coverage during the remaining balance of the employment term will be split between the Company and the executive, in the same ratio as the cost-sharing in effect under our policies and procedures for our executives at that time, and, thereafter, will be borne 100% by the executive, or, if such coverage is not available, cash payments sufficient to reimburse the executive on an after-tax basis, for a proportionate amount of the reasonable cost of comparable coverage through the end of the employment term.
     Payments Due upon Expiration of the Primary Employment Term

     Messrs. Dunn, Shaughnessy and DiNapoli will be entitled to receive all or substantially all of the following payments upon expiration of the primary employment term of such executive’s contract (whether or not as a result of a notice of non-renewal by such executive or the Company):
  Accrued Compensation;

  transition payments as described under “– Employment Agreements;”

  in the case of our CEO, a lump-sum fixed cash payment in the amount of $1.0 million, and in the case of each of our Chairman and COO, a pro rated incentive compensation payment for the year of termination based on actual results achieved (without regard to any reduction that may apply due to any subjective performance goals); and

  continuing group health and group life insurance coverage for the executive and his spouse and dependents for their respective lifetimes or until a dependent is no longer eligible for coverage, on the same terms as provided generally to employees; provided, that the cost of such coverage during the transition term will be split between the Company and the executive, in the same ratio as the cost-sharing in effect under our policies and procedures for our executives at that time, and, thereafter, will be borne 100% by the executive, or, if such coverage is not available, cash payments sufficient to reimburse the executive on an after-tax basis, for a proportionate amount of the reasonable cost of comparable coverage through the end of the transition term.
     If any such executive breaches his obligations not to compete or solicit pursuant to his employment agreement, the Company may cease paying such executive the payments described above.

     Payments Due upon Expiration of the Transition Term

     Messrs. Dunn, Shaughnessy and DiNapoli will be entitled to receive all or substantially all of the following payments upon expiration of such executive’s transition term:
  unreimbursed substantiated business expenses;

  vested benefits, if any, under our employee benefit plans in which the NEO was a participant; and

  continuing group health and group life insurance coverage for the executive and his spouse and dependents for their respective lifetimes or until a dependent is no longer eligible for coverage, on the same terms as provided generally to employees; provided, that the cost will be borne 100% by the executive or his spouse.
     In addition to the above payments, in the event it is determined that any payment or distribution by FTI would be subject to an excise tax imposed by Section 4999 of the Internal Revenue Code, the Company will reimburse the executive for such excise taxes and related interest and penalties.

Termination Payments to our NEOs who are not Parties to Long-Term Written Employment Arrangements

     CFO Termination Payments

     Pursuant to his offer letter, our CFO, Jorge Celaya, would be entitled to the following payments if his employment is terminated by the Company without cause or terminated by the executive with good reason (i) within three years from the effective date of his employment or (ii) after three years from the effective date of his employment during the one year period following a change in control:
  base salary;

  an additional fixed cash payment of $550,000;

  accelerated vesting of all stock option and restricted stock awards upon death, disability, termination by the Company without cause, and termination by the executive with good reason; and

  continuation of medical benefits for 18 months for the executive and/or his spouse and dependents, at the Company’s expense, after death, disability, termination by the Company without cause, and termination by the executive with good reason.
     Mr. Celaya left the Company’s employment in March 2010 and the Company paid Mr. Celaya an additional fixed cash payment of $700,000.

     CAO Termination Payments

     Pursuant to his employment letter, our CAO, Roger Carlile, would be entitled to the following termination payments upon:
  Termination of employment by FTI upon death or “disability:”
  Accrued Compensation;

  An amount equal to a pro rata portion of the actual bonus for the year ended prior to the year of termination determined by multiplying the bonus earned for such year by a fraction, the (1) numerator of which is the number of days from the first day of the calendar year in which the termination occurs to and including the date of termination and (2) denominator is 365;

  continuation of health and group life benefits for 12 months for the executive and/or his spouse and dependents after disability, and for his spouse and dependents after death, at the Company’s expense, at the same benefit and contribution levels in effect from time to time with respect to active employees of FTI; provided, that, if group health coverage is not permitted under applicable law, COBRA coverage will begin immediately upon termination and the Company will pay the premiums under COBRA for 12 months;

  the vesting of equity awards granted prior to December 31, 2008 will be treated as specified in the applicable grant agreement;

  For awards granted after December 31, 2008
  in the event of death, all unvested equity awards will vest and unexercised stock options will be exercisable until the earlier of (1) the expiration date of the award as set forth in the applicable award agreement and (2) 12 months after the date of death, and any unexercised portions will be forfeited thereafter;

  in the event of “disability,” all unvested restricted stock awards will vest; and

  in the event of “disability,” all unvested stock option awards will continue to vest, and all stock option awards that have already vested will continue to be exercisable, until the earlier of (A) the expiration of the award as set forth in the applicable agreement or (B) 12 months after the date of termination due to disability (or five business days after the latest date that your option becomes exercisable during those 12 months, if later), and any unexercised portion will be forfeited thereafter.
  Termination of employment by FTI without “cause” or by the CAO with “good reason:”
  Accrued Compensation;

  an amount equal to a pro rata portion of the actual bonus for the year ended prior to the year of termination determined by multiplying the bonus earned for such year by a fraction, the (1) numerator of which is the number of days from the first day of the calendar year in which the termination occurs to and including the date of termination and (2) denominator is 365;

  continued payment of the NEO’s annual base salary for a period of 12 months based upon the greater of (1) his annual base salary for the year in which his employment terminates or (2) his average annual base salary for the three years preceding the year in which termination occurs;

  continuation of health and group life benefits for 12 months for the executive and/or his spouse and dependents, at the Company’s expense, after termination by FTI without cause or by the NEO for good reason, at the same benefit and contribution levels in effect from time to time with respect to active employees of FTI; provided, that, if group health coverage is not permitted under applicable law, COBRA coverage will begin immediately upon termination and the Company will pay the premiums under COBRA for 12 months;

  the vesting of equity awards granted prior to December 31, 2008 will be treated as specified in the applicable grant agreement; and

  for awards granted after December 31, 2008:
  all unvested equity awards will vest;

  all unvested stock option awards that vest on termination will be exercisable until the earlier of (1) the expiration date of the award as set forth in the applicable award agreement and (2) 90 days after the date of vesting, and any unexercised portions will be forfeited thereafter; and

  stock options that have already vested prior to the termination date will be exercisable until the earlier of (1) the expiration date of the award as set forth in the applicable award agreement and (2) 90 days after the date of termination, and any unexercised portions will be forfeited thereafter.
  Termination of employment upon a “change in control:”
  all unvested restricted stock awards will vest in accordance with the applicable award agreement; and

  all stock options awards will become exercisable in full immediately before the occurrence of a “change in control.”

Potential Termination and Change in Control Payment Amounts

     The following tables show the potential payments upon a termination event or change in control of the Company that a NEO could receive pursuant to the terms of his employment agreement or offer or employment letter if the termination or change in control occurred as of December 31, 2009. The amounts are estimates based on the assumptions set forth in the footnotes to each table and may differ substantially from the actual amounts paid to the NEO.

Termination During
the Employment Term
(1) by the Executive
for Any or No Reason
Coincident With or
During the 12-Month
Period After a “Change
in Control,” (2) by the
				Termination	Executive for “Good
				After a “Change	Reason” Coincident
				in Control” by	With or During the
				the Company	24-Month Period After
			Termination	without “Cause”	a “Change in Control”
			by the Company	or by the	Occurs, or (3) by the
	Termination	Termination	Without “Cause”	Executive with	Company Without			Death and
	by the	by the	or by the	“Good Reason”	“Cause” Coincident	Termination	Termination	“Disability”
	Company	Executive	Executive	Other Than	With or During the	at End of	at End of	During the
	for	Without	With “Good	as Provided in	24-Month Period After a	Employment	Transition	Employment
	“Cause”	“Good Reason”	Reason”	Column (e)	“Change In Control”	Term	Period	Term
	($)	($)	($)	($)	($)	($)	($)	($)
Name	(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Jack B. Dunn, IV:
Accrued Compensation (1)	—	—	—	—	—	—	—	—
Cash Compensation (2)	—	2,500,000	6,420,548	6,420,548	2,500,000	2,500,000	—	—
Annual Incentive Bonus (3)	—	—	—	2,025,000	1,475,000	—	—	1,475,000
Acceleration
of Restricted Stock and
Stock Option
Awards (4)	—	—	5,070,172	5,070,172	5,070,172	—	5,070,172	5,070,172
Benefits & Perquisites (5)	—	256,414	256,414	256,414	256,414	256,414	—	256,414
Tax Gross-up (6)	—	—	—	—	—	—	—	—
Cash Severance (7)	—	—	2,000,000	—	9,750,000	1,000,000	—	—
Total	—	2,756,414	13,747,134	13,772,134	19,051,586	3,756,414	5,070,172	6,801,586
____________________

(1)	Assumes there would have been no Accrued Compensation due and payable if termination date is December 31, 2009.

(2)	Includes transition payments of $500,000 per annum payable during the five-year transition period (the “Transition Payments). Cash Compensation consists of base annual salary for the remainder of the employment term through August 12, 2012, plus the Transition Payments.

(3)	The executive will be entitled to the following incentive compensation payments on the following termination events: (A) on a “change in control,” other than as provided in Column (e), a pro rated target incentive bonus for the year of termination or, if no target bonus was established for the year or the target annual incentive bonus for the year was materially reduced so as to constitute “good reason,” the highest incentive bonus earned within the preceding three years, plus an additional incentive bonus equal to one-half of the annual incentive bonus paid to the executive on account of the immediately preceding year and (B) on a “change in control” as provided in Column (e), and on death or “disability” during the employment term, a pro rated target incentive bonus for the year of termination or, if no target bonus was established for the year or the target annual incentive bonus for the year was materially reduced so as to constitute “good reason,” the highest incentive bonus earned within the preceding three years. Assumes payment of a cash incentive bonus of $1,475,000 for year of termination based on 2009 EPS target of $2.60. On February 23, 2010, the Compensation Committee authorized a 2009 total incentive compensation payment of $1,600,000, of which $1,040,000 was paid currently in cash and $560,000 was deferred through the issuance of shares of restricted stock, which vest as to 33.33% on December 31, 2010, 33.33% on December 31, 2011 and 33.34% on December 31, 2012.

(4)	The vesting of unvested stock options, shares of restricted stock and other equity awards will accelerate if termination is due to death, “disability,” termination by the Company without “cause,” or termination by the executive with “good reason” or upon a “change in control.” Stock option awards, shares of restricted stock and other equity awards that do not immediately vest on a termination event will continue to vest during the transition period. Includes the aggregate market value of such shares of restricted stock for which vesting has accelerated, determined by multiplying (a) the number of shares of restricted stock by (b) $47.16 (the closing price per share of FTI common stock as reported on the NYSE for December 31, 2009). The vesting of all unvested stock option awards will accelerate upon death, “disability,” termination by the Company without “cause,” resignation by the employee with “good reason” and a “change in control.” Options will terminate if termination is by the Company without “cause” or the executive with “good reason” if not exercised within 90 days of such event. Includes the aggregate market value of such stock options for which vesting has accelerated, determined by multiplying (a) the number of option shares by (b) the difference between (i) $47.16 (the closing price per share of FTI common stock as reported on the NYSE for December 31, 2009) and (ii) the applicable option exercise price per share. On February 23, 2010, the Compensation Committee authorized the deferral of 35% of the total 2009 incentive compensation award to the executive through the issuance of shares of restricted stock, which vest as to 33.33% on December 31, 2010, 33.33% on December 31, 2011 and 33.34% on December 31, 2012.

(5)	Includes the Company’s aggregate cost as of December 31, 2009 for (i) dental and medical benefits to the executive and his dependents, (ii) life insurance and accidental death and dismemberment insurance, (iii) long- and short-term disability insurance, (iv) lease of an automobile, and (v) 401(k) matching payments, during the five-year transition period, except that on death and “disability” continuing benefits will consist of group health and life insurance coverage for executive and his spouse for their respective lifetimes and, in the case of eligible dependents, until such dependent is no longer eligible to receive such benefits.

(6)	In the event an excise tax (including interest and penalties) is imposed by Section 4999 of the Code, executive will be entitled to receive an additional payment in an amount such that after the payment by executive of all taxes (including interest and penalties), executive retains an amount equal to the taxes (and interest and penalties) imposed on the executive.

(7)	The executive will be entitled to the following lump sum cash payments of (A) $2.0 million upon termination by the Company without “cause” and termination by the employee without “good reason” and (B) $1.0 million upon termination at the end of the employment term. Upon a “change in control” that is subject to column (e), the executive will be entitled to a lump sum severance payment equal to three times the sum of (A) executive’s annualized base salary as in effect immediately before executive’s termination of employment (without regard to any reduction in salary that may have given rise to a termination for “good reason” right), plus (B) the greater of the target annual incentive bonus for the year in which the termination occurs or the highest annual incentive bonus earned within the immediately prior three years, plus (C) the aggregate amount of any other bonuses, including special bonuses, earned by the executive within the immediately prior year.

Termination by the
Company Without
			Termination	“Cause” or by the
			by the Company	Executive With “Good
			Without “Cause”	Reason” After Three
			or by the Executive	Years from Effective Date
		Termination	With “Good	of Employment
	Termination by	By the Executive	Reason” on	and During the One
	the Company	Without “Good	or Prior to	Year Period Following
	with “Cause”	Reason”	July 9, 2010	a “Change in Control”	Death	“Disability”
	($)	($)	($) (1)	($)	($)	($)
Name	(a)	(b)	(c)	(d)	(e)	(f)
Jorge A. Celaya:
Accrued Compensation (2)	—	—	—	—	—	—
Cash Compensation (3)	—	—	590,385	—	—	—
Annual Incentive Bonus	—	—	—	—	—	—
Acceleration of Restricted Stock
and Stock Option Awards (4)	—	—	512,731	—	512,731	512,731
Benefits & Perquisites (5)	—	—	17,128	—	17,128	17,128
Cash Severance (6)	—	—	550,000	—	—	—
Total	—	—	1,670,244	—	529,859	529,859
____________________

(1)	Executive is an at-will employee, except that he will be entitled to the payments on termination by the Company without “cause,” termination by the executive with “good reason” or a change in control as provided in his Offer Letter dated June 14, 2007, as amended.

(2)	There would have been no Accrued Compensation due and payable as of December 31, 2009.

(3)	Cash compensation includes a lump sum payment of annual base salary.

(4)	The vesting of all unvested shares of restricted stock will accelerate as of December 31, 2009, if termination is due to death, “disability,” termination by the Company without “cause,” by the executive with “good reason,” or upon a change in control. Includes the aggregate market value of such shares of restricted stock for which vesting has accelerated, determined by multiplying (a) the number of shares of restricted stock by (b) $47.16 (the closing price per share of FTI common stock as reported on the NYSE for December 31, 2009). The vesting of all unvested stock option awards will accelerate upon death, “disability,” termination by the Company without “cause,” resignation by the employee with “good reason” and a change in control. Options will terminate if termination is by the Company without “cause” or the executive with “good reason” if not exercised within 90 days of such event. Includes the aggregate market value of such stock options for which vesting has accelerated, determined by multiplying (a) the number of option shares by (b) the difference between (i) $47.16 (the closing price per share of FTI common stock as reported on the NYSE for December 31, 2009) and (ii) the applicable option exercise price per share. On February 23, 2010, the Compensation Committee authorized the deferral of 35% of the total 2009 incentive compensation award to the executive through the issuance of shares of restricted stock, the vesting of which accelerated when he left the Company in March 2010.

(5)	Upon termination due to death, “disability,” by the Company without “cause” and within one year of a change in control or resignation by the executive for “good reason,” the Company will provide health benefits for a period of 18 months to executive and his spouse and dependents at the Company’s cost.

(6)	Cash severance includes a lump sum cash payment of $550,000 as specified in the executive’s offer letter. In March 2010, Mr. Celaya resigned from the Company and the Company agreed to pay him a lump sum cash payment of $700,000.

Termination During
the Employment Term
(1) by the Executive
for Any or No Reason
Coincident With or
During the 12-Month
				Termination	Period After a “Change
				After a	in Control,” (2) by the
				“Change	Executive for “Good
				in Control” by	Reason” Coincident
				the Company	With or During the
			Termination	without	24-Month Period After
			by the Company	“Cause” or by	a “Change in Control”
		Termination	Without	the Executive	Occurs, or (3) by the
	Termination	by the	“Cause”	with “Good	Company Without			Death and
	by the	Executive	or by the	Reason”	“Cause” Coincident	Termination	Termination	“Disability”
	Company	Without	Executive	Other Than	With or During the	at End of	at End of	During the
	for	“Good	With “Good	as Provided in	24-Month Period After a	Employment	Transition	Employment
	“Cause”	Reason”	Reason”	Column (e)	“Change In Control”	Term	Period	Term
	($)	($)	($)	($)	($)	($)	($)	($)
Name	(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Dennis J. Shaughnessy:
Accrued Compensation (1)	—	—	—	—	—	—	—	—
Cash Compensation (2)	—	3,500,000	5,505,480	5,505,480	3,500,000	3,500,000	—	—
Annual Incentive Bonus (3)	—	—	—	2,025,000	1,475,000	1,475,000	—	1,475,000
Acceleration of Restricted
Stock and Stock
Option Awards (4)	—	—	5,185,336	5,185,336	5,185,336	—	5,185,336	5,185,336
Benefits & Perquisites (5)	—	384,223	384,223	384,223	384,223	384,223	—	384,223
Tax Gross-up (6)	—	—	—	—	—	—	—	—
Cash Severance (7)	—	—	2,000,000	—	8,250,000	—	—	—
Total	—	3,884,223	13,075,039	13,100,039	18,794,559	5,359,223	5,185,336	7,044,559
____________________

(1)	Assumes there would have been no Accrued Compensation due and payable if termination date is December 31, 2009.

(2)	Includes transition payments of $700,000 per annum payable during the five-year transition period (the “Transition Payments). Cash Compensation consists of base annual salary for the remainder of the employment term through January 2, 2012, plus the Transition Payments.

(3)	The executive will be entitled to the following incentive compensation payments on the following termination events: (A) on a “change in control,” other than as provided in Column (e), a pro rated target incentive bonus for the year of termination or, if no target bonus was established for the year or the target annual incentive bonus for the year was materially reduced so as to constitute “good reason,” the highest incentive bonus earned within the preceding three years, plus an additional incentive bonus equal to one-half of the annual incentive bonus paid to the executive on account of the immediately preceding year, (B) on a “change in control” as provided in Column (e), and on death or “disability” during the employment term, a pro rated target incentive bonus for the year of termination or, if no target bonus was established for the year or the target annual incentive bonus for the year was materially reduced so as to constitute “good reason,” the highest incentive bonus earned within the preceding three years, and (C) at the end of the employment term, a pro rated incentive compensation payment for the year of termination based on actual results achieved (without regard to any reduction that may apply due to any subjective performance goals). Assumes payment of a cash incentive bonus of $1,475,000 for year of termination based on 2009 EPS target of $2.60. On February 23, 2010, the Compensation Committee

authorized a 2009 total incentive compensation payment of $1,600,000, of which $1,040,000 was paid currently in cash and $560,000 was deferred through the issuance of shares of restricted stock, which vest as to 33.33% on December 31, 2010, 33.33% on December 31, 2011 and 33.34% on December 31, 2012.

(4)	The vesting of unvested stock options, shares of restricted stock and other equity awards will accelerate if termination is due to death, “disability,” termination by the Company without “cause” or termination by the executive with “good reason” or upon a “change in control.” Stock option awards, shares of restricted stock and other equity awards that do not immediately vest on a termination event will continue to vest during the transition period. Includes the aggregate market value of such shares of restricted stock for which vesting has accelerated, determined by multiplying (a) the number of shares of restricted stock by (b) $47.16 (the closing price per share of FTI common stock as reported on the NYSE for December 31, 2009). The vesting of all unvested stock option awards will accelerate upon death, “disability,” termination by the Company without “cause,” resignation by the employee with “good reason” and a change in control. Options will terminate if termination is by the Company without “cause” or the executive with “good reason” if not exercised within 90 days of such event. Includes the aggregate market value of such stock options for which vesting has accelerated, determined by multiplying (a) the number of option shares by (b) the difference between (i) $47.16 (the closing price per share of FTI common stock as reported on the NYSE for December 31, 2009) and (ii) the applicable option exercise price per share. On February 23, 2010, the Compensation Committee authorized the deferral of 35% of the total 2009 incentive compensation award to the executive through the issuance of shares of restricted stock, which vest as to 33.33% on December 31, 2010, 33.33% on December 31, 2011 and 33.34% on December 31, 2012.

(5)	Includes the Company’s aggregate cost as of December 31, 2009 for (i) dental and medical benefits to the executive and his dependents, (ii) life insurance and accidental death and dismemberment insurance, (iii) long- and short-term disability insurance, (iv) lease of an automobile, and (v) 401(k) matching payments, during the five-year transition period, except that on death and disability continuing benefits will consist of group health and life insurance coverage for executive and his spouse for their respective lifetimes and, in the case of eligible dependents, until such dependent is no longer eligible to receive such benefits.

(6)	In the event an excise tax (including interest and penalties) is imposed by Section 4999 of the Code, executive will be entitled to receive an additional payment in an amount such that after the payment by executive of all taxes (including interest and penalties), executive retains an amount equal to the taxes (and interest and penalties) imposed on the executive.

(7)	The executive will be entitled to a lump sum cash payment of $2.0 million upon termination by the Company without “cause” and termination by the employee without “good reason.” Upon a “change in control” that is subject to column (e), the executive will be entitled to a lump sum severance payment equal to three times the sum of (A) executive’s annualized base salary as in effect immediately before executive’s termination of employment (without regard to any reduction in salary that may have given rise to a termination for “good reason” right), plus (B) the greater of the target annual incentive bonus for the year in which the termination occurs or the highest annual incentive bonus earned within the immediately prior three years, plus (C) the aggregate amount of any other bonuses, including special bonuses, earned by the executive within the immediately prior year.

Termination During
the Employment Term
(1) by the Executive
				Termination	for Any or No Reason
				After a	Coincident With or
				“Change	During the 12-Month
				in Control”	Period After a “Change
				by the	in Control,” (2) by the
				Company	Executive for “Good
				without	Reason” Coincident
				“Cause”	With or During the
			Termination	or by the	24-Month Period After
			by the Company	Executive	a “Change in Control”
		Termination	Without	with “Good	Occurs, or (3) by the
	Termination	by the	“Cause”	Reason”	Company Without			Death and
	by the	Executive	or by the	Other Than	“Cause” Coincident	Termination	Termination	“Disability”
	Company	Without	Executive	as Provided	With or During the	at End of	at End of	During the
	for	“Good	With “Good	in	24-Month Period After a	Employment	Transition	Employment
	“Cause”	Reason”	Reason”	Column (e)	“Change In Control”	Term	Period	Term
	($)	($)	($)	($)	($)	($)	($)	($)
Name	(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Dominic DiNapoli:
Accrued Compensation (1)	—	—	—	—	—	—	—	—
Cash Compensation (2)	—	—	7,500,000	7,500,000	1,500,000	1,500,000	—	—
Annual Incentive Bonus (3)	—	—	—	1,200,000	800,000	800,000	—	800,000
Acceleration
of Restricted Stock
and Stock Options
Awards (4)	—	—	3,463,666	3,463,666	3,463,666	—	2,153,656	2,153,656
Benefits & Perquisites (5)	—	—	257,615	257,615	257,615	257,615	95,700	257,615
Tax Gross-up (6)	—	—	—	—	—	—	—	—
Cash Severance (7)	—	—	800,000	—	9,000,000	—	—	—
Total	—	—	12,021,281	12,421,281	15,021,281	2,557,615	2,249,356	3,211,271
____________________

(1)	Assumes there would have been no Accrued Compensation due and payable if termination date is December 31, 2009.

(2)	Includes transition payments of $500,000 per annum payable during the three-year transition period (the “Transition Payments). Cash Compensation consists of base annual salary for the remainder of the employment term to December 31, 2011, plus the Transition Payments.

(3)	The executive will be entitled to the following incentive compensation payments on the following termination events: (A) on a “change in control,” other than as provided in Column (e), a pro rated target incentive bonus for the year of termination or, if no target bonus was established for the year or the target annual incentive bonus for the year was materially reduced so as to constitute “good reason,” the highest incentive bonus earned within the preceding three years, plus an additional incentive bonus equal to one-half of the annual incentive bonus paid to the executive on account of the immediately preceding year, (B) on a “change in control” as provided in Column (e), and on death or “disability” during the employment term, a pro rated target incentive bonus for the year of termination or, if no target bonus was established for the year or the target annual incentive bonus for the year was materially reduced so as to constitute “good reason,” the highest incentive bonus earned within the preceding three years, and (C) at the end of the employment term, a pro rated incentive compensation payment for the year of termination based on actual results achieved (without regard to any reduction that may apply due to any subjective performance goals). Assumes payment of a cash incentive bonus of $1,475,000 for year of termination based on 2009 EPS target of $2.60. On February 23, 2010, the Compensation Committee authorized a 2009 total incentive compensation payment of $1,000,000, of which $650,000 was paid currently in cash and $350,000 was deferred through the issuance of shares of restricted stock, which vest as to 33.33% on December 31, 2010, 33.33% on December 31, 2011 and 33.34% on December 31, 2012.

(4)	The vesting of unvested stock options, shares of restricted stock and other equity awards will accelerate if termination is due to death, “disability,” termination by the Company without “cause” or termination by the executive with “good reason” or upon a “change in control.” Stock option awards, shares of restricted stock and other equity awards that do not immediately vest on a termination event will continue to vest during the transition period. Includes the aggregate market value of such shares of restricted stock for which vesting has accelerated, determined by multiplying (a) the number of shares of restricted stock by (b) $47.16 (the closing price per share of FTI common stock as reported on the NYSE for December 31, 2009). The vesting of all unvested stock option awards will accelerate upon death, “disability,” termination by the Company without “cause,” resignation by the employee with “good reason” and a change in control. Options will terminate if termination is by the Company without “cause” or the executive with “good reason” if not exercised within 90 days of such event. Includes the aggregate market value of such stock options for which vesting has accelerated, determined by multiplying (a) the number of option shares by (b) the difference between (i) $47.16 (the closing price per share of FTI common stock as reported on the NYSE for December 31, 2009) and (ii) the applicable option exercise price per share. On February 23, 2010, the Compensation Committee authorized the deferral of 35% of the total 2009 incentive compensation award to the executive through the issuance of shares of restricted stock, which vest as to 33.33% on December 31, 2010, 33.33% on December 31, 2011 and 33.34% on December 31, 2012.

(5)	Includes the Company’s aggregate cost as of December 31, 2009 for (i) dental and medical benefits to the executive and his dependents, (ii) life insurance and accidental death and dismemberment insurance, (iii) long- and short-term disability insurance, (iv) lease of an automobile, and (v) 401(k) matching payments, during the five-year transition period, except that on death and disability continuing benefits will consist of group health and life insurance coverage for executive and his spouse for their respective lifetimes and, in the case of eligible dependents, until such dependent is no longer eligible to receive such benefits.

(6)	In the event an excise tax (including interest and penalties) is imposed by Section 4999 of the Code, executive will be entitled to receive an additional payment in an amount such that after the payment by executive of all taxes (including interest and penalties), executive retains an amount equal to the taxes (and interest and penalties) imposed on the executive.

(7)	The executive will be entitled to a lump sum cash payment of $800,000 upon termination by the Company without “cause” and termination by the employee without “good reason.” Upon a “change in control” that is subject to column (e), the executive will be entitled to a lump sum severance payment equal to three times the sum of (A) executive’s annualized base salary as in effect immediately before executive’s termination of employment (without regard to any reduction in salary that may have given rise to a termination for “good reason” right), plus (B) the greater of the target annual incentive bonus for the year in which the termination occurs or the highest annual incentive bonus earned within the immediately prior three years, plus (C) the aggregate amount of any other bonuses, including special bonuses, earned by the executive within the immediately prior year.

			Termination
		Termination	by the Company
	Termination	by the	Without “Cause”
	by the	Executive	or by the	Termination	Termination
	Company	Without	Executive	Upon a	at End of	Termination	Termination
	for	“Good	With “Good	“Change	Employment	Due to	Due to
	“Cause”	Reason”	Reason”	in Control”	Term	Death	Disability
	($)	($)	($)	($)	($)	($)	($)
Name	(a)	(b)	(c)	(d)	(f)	(g)	(h)
Roger D. Carlile:
Accrued Compensation (1)	—	—	—	—	—	—	—
Cash Compensation (2)	—	—	1,300,000	—	—	—	—
Annual Incentive Bonus	—	—	300,000	—	—	300,000	300,000
Acceleration of
Restricted Stock
and Stock
Options Awards (3)	—	—	1,106,212	1,106,212	—	1,106,212	1,106,212
Benefits & Perquisites (4)	—	—	12,085	—	—	12,085	12,085
Total	—	—	2,718,297	1,106,212	—	1,418,297	1,418,297
____________________

(1)	Assumes there would have been no Accrued Compensation due and payable as of December 31, 2009.

(2)	Cash Compensation consists of based annual salary.

(3)	Includes the aggregate market value of shares of restricted stock and stock options for which vesting has accelerated. The market value of shares of restricted stock has been calculated by multiplying (a) the number of shares of restricted stock by (b) $47.16 (the closing price per share of FTI common stock as reported on the NYSE for December 31, 2009). The market value of option shares has been calculated by multiplying (a) the number of option shares by (b) the difference between (i) $47.16 (the closing price per share of FTI common stock as reported on the NYSE for December 31, 2009) and (ii) the applicable option exercise price per share. On February 23, 2010, the Compensation Committee authorized the deferral of 35% of the total 2009 incentive compensation award to the executive through the issuance of shares of restricted stock, which vest as to 33.33% on December 31, 2010, 33.33% on December 31, 2011 and 33.34% on December 31, 2012.

(4)	Includes the Company’s aggregate cost as of December 31, 2009 for (i) dental and medical benefits to the executive and his dependents and (ii) life insurance and accidental death and dismemberment insurance.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Review and Approval of Related Person Transactions

     The Company’s legal staff is primarily responsible for the development and implementation of processes and controls to obtain information from the Company, directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether a related person has a direct or indirect material interest in the transaction. As required under SEC rules, transactions that are determined to be directly or indirectly material to a related person are disclosed in this proxy statement. The Audit Committee reviews and approves all related party transactions, including contracts or other transactions between or among the Company or a subsidiary or affiliate, on the one hand, and an officer or director, an immediate family member of an officer or director, or a company, firm or entity in which an officer or director serves as an officer, director or partner or has a material interest, on the other hand. In the course of its review, approval and ratification, the Audit Committee considers such factors as:
  the financial and other terms of the transaction and whether they are substantially equivalent to terms that could be negotiated with third parties;

  the nature of the related person’s interest in the transaction;

  the importance of the transaction to the related person and to the Company;

  the likelihood that the transaction would influence the judgment of a director or executive officer to not act in the best interest of the Company; and

  any other matters the Audit Committee deems appropriate.
2009 Related Person Transactions

     Mr. Holthaus is the former Chief Executive Officer and current non-executive Chairman of the Board of Algeco Scotsman and is a director of FTI. During 2009, FTI provided financial advisory services to certain lenders to Algeco Scotsman. The types of services we provided and the fees and terms of the engagement are on the same basis as FTI contracts with unaffiliated third party clients. For the year ended December 31, 2009, fees paid to us by the lenders were approximately £2.4 million. Algeco Scotsman is obligated by contract to reimburse the lenders for fees they pay to FTI, as is customary in these types of relationships.

     Mr. Stamas is a partner of Kirkland & Ellis LLP, a law firm that has been engaged during the last fiscal year to provide legal services to the Company in the ordinary course of business, and is a director of FTI. At the Audit Committee meeting held in February 2009, the Audit Committee considered and approved the Company’s use of K&E to provide legal services. For the year ended December 31, 2009, fees paid by us to K&E were approximately $0.9 million. Mr. Stamas owns 12,357 shares of FTI’s common stock and stock options for 102,945 shares of common stock that are currently exercisable or will be exercisable on or before May 30, 2010.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of FTI’s financial reporting process, FTI’s compliance with legal and regulatory requirements, its internal control and disclosure control systems, the integrity and audit of its consolidated financial statements, the qualifications and independence of its independent registered public accounting firm, and the performance of its internal auditors and independent registered public accounting firm.

     The Audit Committee’s role and responsibilities are set forth in a written Charter of the Audit Committee, last amended and restated as of December 16, 2009. We review and reassess the Charter annually, and more frequently as necessary, to address any new, or changes to, rules relating to audit committees, and recommend any changes to the Nominating and Corporate Governance Committee and the Board for approval. A copy of the amended and restated Charter of the Audit Committee is publicly available and can be found on the Company’s website at http://www.fticonsulting.com, under About FTI – Governance.

     The Audit Committee currently consists of three independent non-employee directors, recommended by the Nominating and Corporate Governance Committee and appointed by the Board: Gerard E. Holthaus (Chair), Mark H. Berey and Denis J. Callaghan. All of the members of the Audit Committee qualify as financially literate and are able to read and understand fundamental financial statements, including our balance sheet, income statement and cash flow statement and related notes. The Board determined that all of the members of the Audit Committee qualify as “audit committee financial experts.”

     The independent registered public accounting firm is responsible for performing an independent audit of FTI’s consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The independent registered public accounting firm also reviews FTI’s quarterly financial statements. Management is responsible for FTI’s financial statements and the financial reporting process, including internal controls. In addition, the independent registered public accounting firm is responsible for performing an audit of FTI’s internal control over financial reporting in accordance with standards of the Public Company Accounting Oversight Board (“PCAOB”) and for issuing a report thereon. We, the Audit Committee, are responsible for monitoring and overseeing the annual audit process and discussing with FTI’s internal auditor and independent registered public accounting firm the overall scope and plans for their respective audits. We meet periodically with management and FTI’s internal auditor and independent registered public accounting firm, both together and separately. We review and discuss any deficiencies in FTI’s internal control over financial reporting with FTI’s independent registered public accounting firm and management’s response.

     During fiscal 2009, the Audit Committee engaged KPMG as FTI’s independent registered public accounting firm for the quarters and year ended December 31, 2009. KPMG attended 11 regular and special meetings of the Audit Committee and met five times with the Audit Committee in closed session without management being present with respect to audit, financial reporting and internal control matters. One or more members of management attended all regular and special meetings of the Audit Committee, and met with the Audit Committee in all the closed sessions held by the Audit Committee with respect to audit, financial reporting and internal control matters. The Audit Committee met with the head of internal audit of the Company three times in closed session during 2009. The Chair of the Audit Committee was delegated the authority by the Audit Committee to meet more frequently with the head of internal audit without management and other committee members being present and he reported back to the other members of the Audit Committee with respect to those meetings.

     In this context, the Audit Committee hereby reports as follows:

1.	We have reviewed and discussed FTI’s audited consolidated financial statements as of and for the year ended December 31, 2009 with management and the independent registered public accounting firm. Management represented to the Audit Committee that the consolidated financial statements of FTI were prepared in accordance with U.S. generally accepted accounting principles.

2.	The Audit Committee discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the PCAOB in Rule 3200T. These matters included a discussion of KPMG’s judgments about the quality (not just the acceptability) of the accounting practices of FTI Consulting, Inc., and accounting principles, as applied to the financial reporting of FTI Consulting, Inc.

3.	The Audit Committee received from KPMG the written disclosures and letter required by PCAOB Rule 3526 (Communication with Audit Committees Concerning Independence), and the Audit Committee discussed with KPMG its independence. The Audit Committee further considered whether the provision by KPMG of any non-audit services described elsewhere in this proxy statement is compatible with maintaining auditor independence and determined that the provision of those services does not impair KPMG’s independence. We pre-approve all audit and permitted non-audit services performed by KPMG.

4.	Based upon the review and discussion referred to in paragraphs (1) through (3) above, and the Audit Committee’s review of the representations of management and the disclosures by the independent registered public accounting firm to the Audit Committee, we recommended to the Board of Directors that the audited consolidated financial statements be included in the Annual Report on Form 10-K of FTI for the fiscal year ended December 31, 2009, for filing with the SEC. We have concluded that KPMG, FTI’s independent registered public accounting firm for fiscal 2009, is independent from FTI and its management.

     We have retained KPMG as FTI’s independent registered public accounting firm for 2010.

     This Report is submitted by the members of the Audit Committee of the Board of Directors of FTI Consulting, Inc.

Audit Committee

     Gerard E. Holthaus, Chair
     Mark H. Berey
     Denis J. Callaghan

PRINCIPAL ACCOUNTANT FEES AND SERVICES

     The following table sets forth the aggregate fees for services rendered by KPMG as our independent registered public accounting firm for full years ended December 31, 2008 and 2009. In connection with the audit of the 2008 and 2009 financial statements, we entered into an engagement agreement with KPMG that set forth the terms by which KPMG performs audit services for FTI. Our engagement letter with KPMG is subject to alternative dispute resolution procedures and an exclusion of punitive damages.

	2008	2009
	(in thousands)
Audit Fees	$2,137	$1,437
Audit-Related Fees	195	—
Tax Fees	721	256
All Other Fees	2	2

     Audit fees are fees we paid KPMG for the audit and quarterly reviews of our consolidated financial statements, assistance with and review of documents filed with the SEC, consent procedures, accounting consultations related to transactions and the adoption of new accounting pronouncements, and audits of our subsidiaries that are required by statute or regulation. In 2009, approximately $1,387,000 in fees were incurred for audit (including the audit of internal controls over financial reporting), statutory audit and quarterly review services provided in connection with periodic reports filed under the Exchange Act and approximately $50,000 in fees were incurred related to the audit of FTI Capital Advisors, LLC, a FINRA member firm. Audit-related fees principally include professional services related to assistance in financial due diligence for our acquisitions of other businesses in 2008. Tax fees primarily include tax compliance and planning services.

     KPMG has confirmed to us its independence with respect to FTI under all relevant professional and regulatory standards.

     For 2008 and 2009, the Audit Committee or a subcommittee of the Audit Committee, pre-approved all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act. The Audit Committee may delegate to one or more members or subcommittees the authority to grant pre-approvals of audit and permitted non-audit services, provided, however, such member or subcommittee will be required to present its determinations to the Audit Committee at its next scheduled meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based on our records and other information, we believe that our directors, officers and beneficial owners of more than ten percent of our total outstanding common shares who are required to file reports under Section 16 of the Exchange Act reported all transactions in shares of our common stock and derivative securities, including options for shares, on a timely basis during the year ended December 31, 2009.

PROPOSALS FOR THE 2011 ANNUAL MEETING

     If you want to present a proposal in the proxy statement at our 2011 annual meeting, send the proposal to FTI Consulting, Inc., Attn: Corporate Secretary, FTI Consulting, Inc., 500 East Pratt Street, Suite 1400, Baltimore, Maryland 21202. Stockholders intending to present a proposal at our 2011 annual meeting must comply with the requirements and provide the information set forth in our By-Laws. Under our By-Laws, a stockholder must deliver notice of a proposal and any required information to our corporate Secretary not less than 90 days and no more than 120 days before the first anniversary date of the mailing date of the proxy for the preceding year’s annual meeting, provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the preceding year’s annual meeting, notice by the stockholder must be delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such annual meeting is first made. A stockholder’s notice to the Secretary must be in writing and set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address of such stockholder as they appear on our books and of the beneficial owner, if any, on whose behalf the proposal is made, (iii) the class or series and number of shares of our capital stock, which are owned beneficially or of record by such stockholder and such beneficial owner, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting. For our annual meeting in 2011, we must receive stockholder proposals no earlier than December 24, 2010 and no later than January 23, 2011. If any stockholder proposal is received before December 24, 2010 or after January 23, 2011, it will be considered untimely, and we will not be required to present it at the 2010 annual meeting if submitted outside the processes of Rule 14a-8. If a stockholder wishes to submit a proposal at the 2010 annual meeting and to have that proposal included in management’s proxy statement in accordance with Rule 14a-8, the proposal must be submitted in accordance with Rule 14a-8 and be received by the Corporate Secretary no less than 120 days before the date our proxy statement was released to stockholders in connection with our previous year’s annual meeting, which will be December 24, 2010.

Appendix A

FTI CONSULTING, INC.
2009 OMNIBUS INCENTIVE COMPENSATION PLAN

(Amended and Restated Effective as of ____ __, 2010)

ARTICLE I

ESTABLISHMENT AND OBJECTIVES OF PLAN

     FTI Consulting, Inc., a Maryland corporation (the “Company”), hereby establishes this FTI Consulting, Inc. Omnibus Incentive Compensation Plan (the “Plan”) for the benefit of non-employee directors, employees, officers and other individual service providers of the Company and its Affiliates. The Plan is intended to advance the interests of the Company by providing the Company an advantage in attracting and retaining such persons and by providing such persons with additional incentives to serve the Company by increasing their proprietary interest in the success of the Company.

ARTICLE II

DEFINITIONS

     For purposes of the Plan, the following terms shall have the following meanings:

     2.1 “Account” means, with respect to each Participant that is a Key Employee, a separate bookkeeping reserve account, which may include separate sub-accounts for Restricted Stock Units, Stock Units or cash amounts credited under the Plan to such Key Employee.

     2.2 “Affiliate” means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies, and partnerships), as determined by the Committee.

     2.3 “Award” means any stock option, stock appreciation right, stock award, phantom stock award, performance award, Restricted Stock Unit, Stock Unit or other stock-based award relating to the Common Stock or other securities of the Company granted pursuant to the provisions of the Plan, or any cash-based awards granted pursuant to the provisions of the Plan.

     2.4 “Board” means the Board of Directors of the Company.

     2.5 “Bonus” means the incentive compensation bonus payment, if any, awarded to a Key Employee pursuant to a Performance-Based Incentive Compensation Plan that a Key Employee may receive with respect to a Plan Year.

     2.6 “Bonus Payment Date” means the date on which the Bonus becomes payable with respect to a Plan Year, without regard to any Deferral Election respecting such Bonus.

     2.7 “Change in Control” means: (1) the acquisition (other than from the Company) in one or more transactions by any Person, as defined below, of the “beneficial ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of (A) the then outstanding shares or the securities of the Company, or (B) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the “Company Voting Stock”); (2) the closing of a sale or other conveyance of all or substantially all of the assets of the Company; or (3) the effective time of any merger, share exchange, consolidation, or other business combination involving the Company if immediately after such transaction persons who hold a majority of the outstanding voting securities entitled to vote generally in the election of directors of the surviving entity (or the entity owning 100% of such surviving entity) are not persons who, immediately prior to such transaction, held a majority of the Company Voting Stock. For purposes hereof, a “Person” means any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, other than employee benefit plans sponsored or maintained by the Company or by entities controlled by the Company. Notwithstanding the foregoing, for purposes of any Award hereunder that constitutes “nonqualified deferred compensation” (within the meaning of Section 409A) and that is settled, payable or otherwise distributable upon a Change in Control, a Change in Control shall not be deemed to occur hereunder unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company (within the meaning of Section 409A).

     2.8 “Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder. A reference to any provision of the Code shall include reference to any successor provision of the Code.

     2.9 “Committee” means the Compensation Committee of the Board (or any successor Board committee as may be designated by the Board from time to time), comprised (to the extent determined to be necessary or advisable by the Board) of directors who are “independent directors” for purposes of the applicable exchange requirements, who are “outside directors” within the meaning of Code Section 162(m), and who are “non-employee directors” within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act.

     2.10 “Common Stock” means shares of common stock, par value of $0.01 per share, of the Company.

     2.11 “Deferrable Bonus” means 33.33% of a Key Employee’s Bonus (or such other amount or percentage of the Bonus that the Committee determines from time to time is eligible to be deferred under the Plan), provided that any Bonus (or portion thereof) that is paid to a Key Employee after termination of employment shall not constitute a Deferrable Bonus under the Plan.

     2.12 “Deferral Election” means a written election made in accordance with the provisions of Article IV to defer receipt of a Key Employee’s Deferrable Bonus (or a portion thereof) pursuant to the Plan.

     2.13 “Disability” or “Disabled” shall have the meaning ascribed thereto under Code Section 409A(a)(2)(C); provided that for purposes of the grant of any incentive stock option under the Plan, the term “Disability” shall have the meaning attributed to such term under Code Section 22(e)(3).

     2.14 “Elected Payment Date” shall have the meaning ascribed to such term under Section 4.4 of the Plan.

     2.15 “Eligible Service Provider” means a person who is an employee (including any Key Employee), officer, non-employee director or such other individual service provider of the Company or an Affiliate, as may be determined by the Committee from time to time to be eligible to participate in the Plan. Once an Eligible Service Provider, a person shall continued to be an Eligible Service Provider until determined by the Committee to be ineligible to participate in the Plan (or such person’s service with the Employer ceases).

     2.16 “Employer” means the Company and each of its Affiliates.

     2.17 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto.

     2.18 “Fair Market Value” means, with respect to a share of the Common Stock on the relevant date, the closing price, regular way, reported on the New York Stock Exchange or if no sales of the Common Stock are reported on the New York Stock Exchange for that date, the closing price for the last previous day for which sales were reported on the New York Stock Exchange. If the Common Stock is no longer listed on the New York Stock Exchange, the Committee may designate such other exchange, market or source of data as it deems appropriate for determining such value for the purposes of the Plan taking into account the requirements of Section 409A. For all purposes under the Plan, the term “relevant date” as used herein means either the date as of which Fair Market Value is to be determined or the next preceding date on which public trading of the Common Stock occurs, as determined in the Committee’s discretion. Notwithstanding the foregoing, for purposes of the grant of stock options and stock appreciation rights under the Plan, “Fair Market Value” may be determined by the Committee under any method available under Section 409A.

     2.19 “Grant Agreement” means a written or electronic document memorializing the terms and conditions of an Award granted pursuant to the provisions of the Plan.

     2.20 “Grant Date” means the date authorized by the Committee for the grant of an Award under the Plan.

     2.21 “Key Employee” means a person who is an employee of the Company or of an Affiliate and who holds the position of Senior Managing Director or higher, or such other highly-compensated position, as may be determined by the Committee from time to time. Once a Key Employee, a person shall continue to be a Key Employee until otherwise determined by the Committee (or such person’s employment with the Employer ceases). Notwithstanding the foregoing, officers designated as Section 16 officers under the Exchange Act by the Board shall not be treated as Key Employees under the Plan.

     2.22 “Participant” means an Eligible Service Provider to whom an Award has been granted pursuant to the Plan.

     2.23 “Payment Election” means a written election made in accordance with the provisions of Article IV to select an Elected Payment Date with regard to an Award of Stock Units granted under the Plan to a Key Employee.

     2.24 “Performance-Based Compensation” means performance-based compensation payable based on services performed over a period of at least 12 months, determined in accordance with Section 409A.

     2.25 “Performance-Based Incentive Compensation Plan” means any plan, policy or program (or portion thereof) that provides for Performance-Based Compensation or bonuses, and which plan, policy or program (or portion thereof) is designated by the Company to be a Performance-Based Incentive Compensation Plan for purposes of the Plan. The Company may add or eliminate such designation for any plan, policy or program (or portion thereof) at any time in its discretion. No Performance-Based Compensation or bonus shall be eligible for deferral under the Plan unless the plan, policy or program (or portion thereof) that provides for such payment is designated by the Company as a Performance-Based Incentive Compensation Plan.

     2.26 “Plan” means this FTI Consulting, Inc. 2009 Omnibus Incentive Compensation Plan, as amended from time to time.

     2.27 “Plan Year” means any 12-month period during the term of the Plan coinciding with a calendar year.

     2.28 “Restricted Stock Unit” means the expression on the Company’s books of a unit which is equivalent to one share of Common Stock, which unit is subject to any restrictions that the Committee, in its discretion, may impose.

     2.29 “Section 409A” means Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder.

     2.30 “Separation from Service” means a “separation from service” with respect to the Employer, within the meaning of Code Section 409A(a)(2)(A)(i).

     2.31 “Specified Employee” shall have the meaning attributed to such term under Code Section 409A(a)(2)(B)(i) and the applicable provisions of Treasury Regulation Section 1.409A-1(i).

     2.32 “Stock Unit” means the expression on the Company’s books of a unit which is equivalent to one share of Common Stock.

     2.33 “Unforeseeable Emergency” shall have the meaning described thereto under Code Section 409A(a)(2)(B)(ii).

ARTICLE III

ADMINISTRATION OF THE PLAN

     3.1 Administrator. Except as otherwise provided herein or as the Board may determine from time to time, the Plan shall be administered by the Committee.

     3.2 Powers of the Committee. The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards. The Committee shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to: (1) determine the Eligible Service Providers to whom, and the time or times at which Awards shall be granted; (2) determine the types of Awards to be granted; (3) determine the number of shares to be covered by or used for reference purposes for each Award; (4) impose such terms, limitations, restrictions and conditions upon any such Award as the Committee shall deem appropriate, to the extent not inconsistent with the terms of the Plan; (5) subject to the limitations of Sections 8.3.2 and 8.4.2 hereof, modify, amend, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards (provided however, that, except as specifically provided otherwise in the Plan, any modification that would materially adversely affect any outstanding Award shall not be made without the consent of the holder); (6) determine conclusively whether (and, if applicable, when) a Participant is a Specified Employee or Disabled, or has experienced a Separation from Service or Unforeseeable Emergency, and shall make such determination consistent with Section 409A; (7) accelerate or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of a Participant’s employment or other relationship with the Company or its Affiliates, and no such acceleration or waiver shall be allowed with regard to a “deferral of compensation” within the meaning of Section 409A, except as otherwise permitted thereunder; and (8) establish objectives and conditions, if any, for earning Awards and determining whether Awards will be paid after the end of a performance period.

     3.3 Guidelines; Delegation. The Committee shall have full power and authority, in its sole and absolute discretion, to administer and interpret the Plan, Grant Agreements and all other documents relevant to the Plan and Awards issued hereunder, and to adopt and interpret such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable. Without limiting the foregoing, the Committee may delegate certain administrative or ministerial duties to a subcommittee of the Committee or to one or more officers or employees of the Company or an Affiliate as the Committee deems necessary or advisable in its sole and absolute discretion, but shall retain the ultimate responsibility for the interpretation of the Plan. The Committee may appoint accountants, actuaries, counsel, advisors and other persons that it deems necessary or desirable in connection with the administration of the Plan.

     3.4 Effect of Committee Decisions. All actions taken and decisions and determinations made by the Committee on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Committee’s sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Company, its stockholders, all Participants in the Plan (and their beneficiaries) and any other employee, consultant, or director of the Company, and their respective successors in interest.

     3.5 Limited Liability and Indemnification. To the maximum extent permitted by law, no member of the Committee shall be liable for any action taken or determination made in good faith relating to the Plan. To the maximum extent permitted by law and by the Company’s charter and by-laws, the members of the Committee shall be indemnified by the Company in respect of all of their activities under the Plan.

     3.6 Non-Uniform Determinations. The Committee’s determinations under the Plan (including, without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Grant Agreements evidencing such Awards) need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

ARTICLE IV

BONUS DEFERRAL AND PAYMENT ELECTIONS

     4.1 Initial Deferral Elections. For any Plan Year, a Key Employee may elect, on or before June 30th of such Plan Year (or such other date as the Committee designates, provided that such date is in accordance with Section 409A), to irrevocably defer payment of all or a specified part of such Key Employee’s Deferrable Bonus earned during such Plan Year (and, to the extent set forth in Section 4.2, in any succeeding Plan Years until such Key Employee ceases to be a Key Employee). Any person who shall become a Key Employee during any Plan Year, may elect, no later than thirty (30) days after the Key Employee becomes eligible to participate in the Plan under this Article IV, to irrevocably defer payment of all or a specified part of such Deferrable Bonus (as adjusted for any limitations imposed by Section 409A) payable with respect to services rendered during the remainder of such Plan Year (and, to the extent set forth in Section 4.2, for any succeeding Plan Years until the Key Employee ceases to be a Key Employee). Any Deferrable Bonuses deferred pursuant to the Plan shall be paid to the Key Employee at the time and in the manner specified in Article VI.

     4.2 Subsequent Deferral Elections. Deferral Elections may not be revoked or modified with respect to a Bonus to be earned during any Plan Year after June 30th of such Plan Year (or such other date as the Committee may have designated pursuant to the first parenthetical in Section 4.1). Deferral Elections will remain in effect from Plan Year to Plan Year unless modified by the Key Employee for a subsequent Plan Year as indicated in the following sentence (or until such person ceases to be a Key Employee). Modifications to a Key Employee’s current Deferral Election for any subsequent Plan Year may be made by filing a new Deferral Election form by June 30th of such Plan Year (or such other date as the Committee may have designated pursuant to the first parenthetical in Section 4.1).

     4.3 Performance-Based Compensation. Notwithstanding any provision of the Plan to the contrary, to the extent that any Bonus does not constitute Performance-Based Compensation, the Deferral Election and Payment Election timing for such Bonuses shall be as provided in Sections 4.1, 4.2, 4.4 and 4.5 except substituting “December 31st of the Plan Year preceding such Plan Year” for “June 30th of such Plan Year.”

     4.4 Payment Elections. For any Plan Year in which a Key Employee elects pursuant to the preceding sub-sections to irrevocably defer payment of all or a specified part of the Key Employee’s Deferrable Bonus earned during such Plan Year, a Key Employee, on or before June 30th of such Plan Year (or such other date as the Committee designates, provided that such date is in accordance with Section 409A), may select a payment date for the resulting award of Stock Units granted (the “Elected Payment Date”). For any person who shall become a Key Employee during any Plan Year who irrevocably defers payment of all or a specified part of such Deferrable Bonus earned during such Plan Year as provided above, such Key Employee may select the Elected Payment Date no later than thirty (30) days after the Key Employee becomes eligible to participate in the Plan. A Key Employee may select an Elected Payment Date that is on or after January 1st of the second calendar year after the applicable Grant Date of the resulting award of Stock Units. To the extent that a Key Employee does not make a valid Payment Election with respect to an award of Stock Units, there shall be no Elected Payment Date for such Award (and no subsequent Payment Election under Section 4.6 shall be permitted with respect to such Award).

     4.5 Subsequent Payment Elections. Except as specifically provided in Section 4.6, Payment Elections may not be revoked or modified with respect to a Bonus to be earned during any Plan Year after June 30th of such Plan Year (or such other date as the Committee may have designated pursuant to the first parenthetical in Section 4.4). A Payment Election will only be valid for the Plan Year to which it applies, and Key Employees will need to make a separate Payment Election for each Plan Year in accordance with Section 4.4.

     4.6 Change in Payment Elections. A Payment Election with regard to an award of Stock Units may be changed only if the following is satisfied: (i) the subsequent Payment Election shall not take effect until at least 12 months after the date on which the subsequent Payment Election is made; (ii) the Elected Payment Date under the subsequent Payment Election must be at least five years after the Elected Payment Date of the current Payment Election; and (iii) the subsequent Payment Election is made at least 12 months prior to the Elected Payment Date of the current Payment Election.

     4.7 Deferral Election and Payment Election Forms. An Eligible Employee’s Deferral Elections and Payment Elections shall be made in a form and manner prescribed by the Committee.

ARTICLE V

DEFERRED COMPENSATION ACCOUNTS

     5.1 Accounts. The Company shall maintain a separate Account for the Deferrable Bonuses deferred by each Key Employee.

     5.2 Grant of Stock Units. For each Plan Year with respect to which a Key Employee has a valid Deferral Election in force, provided that sufficient shares are then available for award under the Plan and subject to the determinations and adjustments provided in Section 5.3, the Key Employee’s Account shall be credited, on the Grant Date with respect to the applicable Bonus Payment Date, with a number of Stock Units equal to the quotient, rounded down to the nearest whole share, obtained by dividing (a) the amount of the Deferrable Bonus for such Plan Year that the Key Eligible Employee has elected to defer, by (b) the Fair Market Value of one share of Common Stock on the applicable Grant Date. Notwithstanding the foregoing, no Stock Units will be credited to the Key Employee’s Account unless the Key Employee is employed with the Employer on the Grant Date. The crediting of Stock Units to the Key Employee’s Account shall not entitle the Key Employee to voting or other rights as a stockholder until shares of Common Stock are issued upon distribution of the Key Employee’s Account, but shall entitle the Key Employee to receive dividend equivalents under Section 5.4.

     5.3 Cash Credit in lieu of Stock Units. In the event that the Committee determines, in its sole discretion, that there are insufficient shares of Common Stock available for award under the Plan as of a Bonus Payment Date or applicable Grant Date to make awards of Stock Units in accordance with Section 5.2 of the Plan to all Key Employees who have valid Deferral Elections in force, the Committee may credit cash amounts, in lieu of Stock Units, to the Account of one or more of such Key Employees (as determined by the Committee) for some or all (as determined by the Committee) of the amount of the Deferrable Bonus that such Key Employee elected to defer. For such Key Employees, the amount of the Deferrable Bonus (if any) taken into consideration under Section 5.2 in determining Stock Units shall be adjusted accordingly for such crediting of cash amounts. Such credited cash amounts shall accrue interest at a rate of 6%.

     5.4 Dividend Equivalents. As of the date that the Company pays any cash dividend on shares of Common Stock, each Key Employee’s Account shall be credited with that number of Stock Units equal to the quotient, rounded down to the nearest whole share, determined by dividing (a) the aggregate value of the dividend that would have been payable on the Stock Units credited to the Key Employee’s Account immediately prior to such payment date had the shares of Common Stock represented by such Stock Units been outstanding as of such payment date, by (b) the Fair Market Value of a share of Common Stock on the payment date of the dividend; provided, however, that if the Committee determines, in its sole discretion, that there are then insufficient shares of Common Stock available for award under the Plan as of the dividend payment date to credit dividend equivalent Stock Units to all Key Employees’ Accounts in accordance with this Section 5.4, then the Committee, in its sole discretion, may credit one or more Key Employees’ Accounts with dividend equivalents in the form of cash credits in lieu of Stock Units.

     5.5 Vesting. All Stock Units and cash amounts credited to Key Employees’ Accounts under the Plan pursuant to Article IV and this Article V shall at all times be fully vested and not subject to any risk of forfeiture.

ARTICLE VI

DISTRIBUTION OF DEFERRED COMPENSATION ACCOUNTS

     6.1 Distributions. Subject to Section 6.2, amounts credited to a Key Employee’s Account shall be distributed in accordance with the requirements of Section 409A (including without limitation Code Section 409A(a)(2)) as soon as practicable following the earliest of:

(a)	the applicable valid Elected Payment Date (if any) for such amounts;
(b)	the date of the Key Employee’s Separation from Service;
(c)	the date that the Key Employee becomes Disabled;
(d)	the date of the Key Employee’s death;
(e)	the date of a Change in Control; and
(f)	the occurrence of an Unforeseeable Emergency with respect to the Key Employee.

     The amount distributed under Section 6.1(a) shall be the amount in the Account covered by the applicable Elected Payment Date. The amount distributed under Sections 6.1(b) through 6.1(e) shall be the whole amount in the Account. The amount distributed under Section 6.1(f) shall not exceed the amounts necessary to satisfy such Unforeseeable Emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution (the “Unforeseeable Emergency Amount”), after taking into account the extent to which such Unforeseeable Emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Key Employee’s assets (to the extent that the liquidation of such assets would not itself cause severe financial hardship). The Committee shall have full and final authority to determine the Unforeseeable Emergency Amount, and shall make such determination consistent with Section 409A. After such distribution of the Unforeseeable Emergency Amount, amounts remaining in the Key Employee’s account shall continue to be subject to the terms of the Plan.

     6.2 Specified Employee. Section 409A requires that in the case of any Specified Employee, the requirements of Section 409A are only met if distributions upon a Separation from Service are not made before the date which is six months after the date of the Specified Employee’s Separation from Service (or, if earlier, the date of the Specified Employee’s death). Thus, if, at the time any distributions would otherwise be made to a Key Employee pursuant to Section 6.1(b), the Key Employee is a Specified Employee, then such distributions shall not be made until the date which is six months and one day after the Key Eligible Employee’s Separation from Service (or, if earlier, the date of the Key Employee’s death).

     6.3 Form of Distribution. Distribution of Key Employees’ Accounts shall be made in the form of a single sum distribution. All distributions of Stock Units from the Plan shall be made in the form of whole shares of Common Stock with fractional shares paid in cash. All distributions of cash amounts credited under the Plan shall be paid in cash. All distributions upon an Unforeseeable Emergency shall first be paid through the distribution of Stock Units credited to the applicable Key Employee’s Account, and second through the distribution of any cash amounts credited under the Plan to such Key Employee’s Account.

     6.4 No Acceleration. The time of any Account distribution shall not be accelerated, except as otherwise permitted under Section 409A (including, without limitation, Section 409A(a)(3) of the Code) and under the Plan.

     6.5 Beneficiary Designation. Each Key Employee shall have the right to designate a beneficiary who is to succeed to his or her right to receive payments hereunder in the event of death. If no beneficiary has been designated by the Key Employee, then in the event of the Key Employee’s death, the balance of the amounts credited to the Key Employee’s Account shall be paid, in accordance with Section 6.1, to the Key Employee’s or former Key Employee’s estate. No designation of beneficiary or change in beneficiary shall be valid unless it is in writing signed by the Key Employee and filed with the Company’s Secretary.

ARTICLE VII

DEFERRED COMPENSATION AWARDS TO NON-EMPLOYEE DIRECTORS

     Awards under Article IV through Article VI of the Plan may be issued to non-employee directors who elect under the FTI Consulting, Inc. Non-Employee Director Compensation Plan to (i) defer their annual retainer fees as Stock Units, or (ii) receive their cyclical equity grant in the form of Restricted Stock Units. Such Awards shall be subject to the terms of the Plan; provided, however, that the determination of the number of applicable Stock Units and Restricted Stock Units, and the applicable vesting, dividend equivalent, settlement and distribution provisions shall be in accordance with the terms provided under the FTI Consulting, Inc. Non-Employee Director Compensation Plan.

ARTICLE VIII

GENERAL EQUITY AWARDS

     8.1 General. The Committee, in its sole discretion, shall establish the terms of all Awards granted under the Plan. Awards may be granted individually or in tandem with other types of Awards. All Awards are subject to the terms and conditions provided in the Grant Agreement. Subject to any applicable requirements of Section 409A, the Committee may permit or require a recipient of an Award to defer such individual’s receipt of the payment of cash or the delivery of Common Stock that would otherwise be due to such individual by virtue of the exercise of, payment of, or lapse or waiver of restrictions respecting, any Award. If any such payment deferral is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals consistent with the requirements of Section 409A. The maximum term for any stock option or stock appreciation right shall not exceed ten years from the Grant Date of such Award (or, in the case of incentive stock options granted to a ten percent (10%) stockholder of the Company, shall not exceed five years from the Grant Date).

     8.2 Participation. All Eligible Service Providers as may be selected by the Committee from time to time may receive grants of Awards under this Article VIII, subject to any restrictions imposed by applicable law. The Committee may also grant Awards to individuals in connection with hiring, retention or otherwise, prior to the date that such individuals first perform services for the Company or an Affiliate, provided that the grant of such Awards shall be conditioned upon such individuals actually commencing the performance of such services.

     8.3 Stock Options.

     8.3.1 In General. The Committee may from time to time grant Awards of incentive stock options or nonstatutory stock options to Eligible Service Providers; provided, however, that Awards of incentive stock options shall be limited to employees of the Company or of any current or hereafter existing “parent corporation” or “subsidiary corporation,” as defined in Sections 424(e) and (f) of the Code, respectively, of the Company and any other individuals who are eligible to receive incentive stock options under the provisions of Section 422 of the Code. All stock options must have an exercise price at least equal to the Fair Market Value of a share of Common Stock on the Grant Date (or, in the case of incentive stock options granted to a ten percent (10%) stockholder of the Company, at least 110% of the Fair Market Value of a share of Common Stock on the Grant Date). No stock option shall be an incentive stock option unless so designated by the Committee at the time of grant or in the Grant Agreement evidencing such stock option, and unless it otherwise meets the requirements of Section 422 of the Code.

     8.3.2 Prohibition on Option Repricing & Cancellation. Notwithstanding any other provision of the Plan, neither the Board nor the Committee may reprice, replace or regrant any stock option granted under the Plan, (i) through cancellation and replacement or regrant with lower priced options, (ii) through exchange, replacement, or buyouts of awarded options with cash, or (iii) by lowering the option exercise price of a previously granted Award, without the prior approval of the Company’s stockholders.

     8.4 Stock Appreciation Rights.

     8.4.1 In General. The Committee may from time to time grant Awards of Stock Appreciation Rights (“SARs”) to Eligible Service Providers. An SAR entitles the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (1) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock, over (B) the base price per share specified in the Grant Agreement, multiplied by (2) the number of shares of Common Stock specified by the SAR, or portion thereof, which is exercised. The base price per share specified in the Grant Agreement shall not be less than the Fair Market Value of a share of Common Stock on the Grant Date. Payment by the Company of the amount receivable upon any exercise of an SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Committee. If upon settlement of the exercise of an SAR a grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Committee shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

     8.4.2 Prohibition on SAR Repricing & Cancellation. Notwithstanding any other provision of the Plan, neither the Board nor the Committee may reprice, replace or regrant any SAR granted under the Plan, (i) through cancellation and replacement or regrant with lower priced SARs, (ii) through exchange, replacement, or buyouts of awarded SARs with cash, or (iii) by lowering the SAR base price of a previously granted Award, without the prior approval of the Company’s stockholders.

     8.5 Stock Awards. The Committee may from time to time grant restricted or unrestricted stock Awards to Eligible Service Providers in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine.

     8.6 Phantom Stock. The Committee may from time to time grant Awards to Eligible Service Providers denominated in stock-equivalent units (referred to as “phantom stock,” “phantom stock units,” “Restricted Stock Units,” and “Stock Units”) in such amounts and on such terms and conditions as it shall determine. Stock-equivalent units granted to a Participant shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Company’s assets. An Award of stock-equivalent units may be settled in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Committee. Except as otherwise provided in the applicable Grant Agreement, the grantee shall not have the rights of a stockholder with respect to any shares of Common Stock represented by a stock-equivalent unit solely as a result of the grant of a stock-equivalent unit to the grantee.

     8.7 Performance Awards. The Committee may, in its discretion, grant performance Awards which become vested or payable on account of attainment of one or more performance goals during a specified period as established by the Committee. Performance Awards may be paid by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Committee. Performance goals established by the Committee shall be based on objectively determinable performance goals selected by the Committee that apply to an individual or group of individuals, a business unit, or the Company or an Affiliate as a whole, over such performance period as the Committee may designate. For Awards intended to be “performance-based compensation,” the grant of the performance Awards and the establishment of the performance measures shall be made during the period required under Code Section 162(m) and in accordance with Section 409A to the extent applicable. The performance goals shall be based on one or more of the following criteria: EBITDA, stock price, earnings per share, net earnings, operating or other earnings, profits, revenues, net cash flow, financial return ratios, return on assets, stockholder return, return on equity, growth in assets, market share or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals or goals relating to acquisitions or strategic partnerships. EBITDA means earnings before interest, taxes, depreciation and amortization. At any time prior to the final determination of the performance Awards, the Committee may adjust the performance goals and Awards for Participants to the extent that the Committee deems appropriate considering the requirements of Code Section 162(m); provided that if a performance Award is intended to qualify for the “performance-based compensation” exemption under Code Section 162(m), the Committee shall be precluded from increasing the amount of compensation payable under the terms of such performance Award (but may decrease the amount of compensation payable in its sole discretion). Upon completion of a performance period, the Committee shall determine whether the performance goals have been met and certify in writing to the extent that such goals have been satisfied. To the extent permitted under Code Section 162(m), the Committee may, in its sole discretion, also exclude, or adjust to reflect, the impact of an event or occurrence that the Committee determines should be appropriately excluded or adjusted, including: (a) restructurings, discontinued operations, extraordinary items or events, and other unusual or non-recurring charges; (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; or (c) a change in tax law or accounting standards required by generally accepted accounting principles. In addition, the performance goals may be based upon the attainment of specified levels of Company (or subsidiary, division, other operational unit or administrative department of the Company) performance under one or more of the measures described above relative to the performance of other corporations.

     8.8 Other Stock-Based Awards. The Committee may from time to time grant other stock-based Awards to Eligible Service Providers in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. Other stock-based Awards may be denominated in cash, in Common Stock or other securities, in stock-equivalent units, in stock appreciation units, in securities or debentures convertible into Common Stock, or in any combination of the foregoing and may be paid in Common Stock or other securities, in cash, or in a combination of Common Stock or other securities and cash, all as determined in the sole discretion of the Committee.

     8.9 Cash-Based Awards. The Committee may from time to time grant cash-based Awards to Eligible Service Providers in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. Cash-based Awards shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Company’s assets, and shall be payable in cash. The maximum dollar award that may be paid to any one individual as cash-based Awards under the Plan (including under Section 8.7 of the Plan) in any calendar year shall not exceed the aggregate amount of $15 million.

ARTICLE IX

SHARE RESERVE AND ADJUSTMENTS

     9.1 Available Shares. Subject to adjustments as provided in Sections 9.2 and 9.3 of the Plan, the shares of Common Stock that may be issued with respect to Awards granted under the Plan shall not exceed an aggregate of 6,000,000 shares of Common Stock. The Company shall reserve such number of shares for Awards under the Plan, subject to adjustments as provided in Sections 9.2 and 9.3 of the Plan. The shares of Common Stock issued pursuant to the Plan may come from authorized and unissued shares, treasury shares or shares purchased by the Company in the open market. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable, is settled in cash without delivery of shares of Common Stock, or is forfeited or otherwise terminated, surrendered or canceled as to any shares, or if any shares of Common Stock are repurchased by or surrendered to the Company in connection with any Award, or if any shares are withheld by the Company, the shares subject to such Award and the repurchased, surrendered and withheld shares shall thereafter be available for further Awards under the Plan; provided, however, that any such shares that are repurchased by the Company in connection with any Award or that are otherwise forfeited, surrendered or withheld after issuance shall not be available for purchase pursuant to incentive stock options intended to qualify under Code Section 422. Subject to adjustments as provided in Sections 9.2 and 9.3 of the Plan, the maximum number of shares of Common Stock subject to Awards granted during any calendar year to any one individual under the Plan shall be limited to 200,000 shares of Common Stock per type of Award. Such per-individual limit shall not be adjusted to effect a restoration of shares of Common Stock with respect to which the related Award is terminated, surrendered or canceled.

     9.2 Changes in Capital Structure. In the event of a stock dividend, extraordinary dividend, or stock split or reverse stock split affecting the Common Stock, (A) the maximum number of shares of such Common Stock as to which Awards may be granted under the Plan, in the aggregate and with respect to any type of Award, and the maximum number of shares with respect to which Awards may be granted during any one calendar year to any individual, as provided in Section 9.1 of the Plan, and (B) the number of shares covered by and other terms of outstanding Awards, shall, without further action of the Committee, be adjusted to reflect such event. The Committee may make adjustments, in its discretion, to address the treatment of fractional shares and fractional cents that arise with respect to outstanding Awards as a result of the stock dividend, extraordinary dividend, stock split or reverse stock split. The Company will not issue fractional shares of Common Stock.

     9.3 Other Transactions Affecting the Common Stock. Except with respect to the transactions set forth in Section 9.2, in the event of any change affecting the Common Stock, the Company or its capitalization, by reason of a spin-off, stock split-up, stock distribution, extraordinary dividend or other reclassification of the Common Stock of the Company, combination or exchange of shares, merger, consolidation, recapitalization or any other corporate event affecting the Common Stock or the share price of the Common Stock, other than (subject to Section 9.4) any such change that is part of a transaction resulting in a Change in Control of the Company, the Committee, without the consent of the holders of the Awards, shall make (A) appropriate adjustments to the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan, in the aggregate, with respect to any type of Award, and with respect to any individual during any one calendar year, as provided in Section 9.1 of the Plan; and (B) appropriate adjustments in outstanding Awards, including, but not limited to, modifying the number, kind and price of securities subject to Awards. The terms and conditions of the Plan will apply with equal force to any additional and/or substitute securities or other property (including cash) received by a Participant in exchange for, or by virtue of such Participant having been credited with, an Award, whether such additional and/ or substitute securities or other property are received as a result of any spin-off, stock split-up, stock distribution, extraordinary dividend or other reclassification of the Common Stock of the Company, combination or exchange of shares, merger, consolidation, recapitalization or any other corporate event not resulting in a Change in Control affecting the Common Stock or the share price of the Common Stock. The Committee shall make such equitable adjustments, if any, with respect to Key Employee Accounts (including, without limitation, adjusting the number of Restricted Stock Units or Stock Units credited thereto and/or the kind of securities represented thereby), as the Committee may deem necessary or appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available thereunder and to reflect any spin-off, stock split-up, stock distribution, extraordinary dividend or other reclassification of the Common Stock of the Company, combination or exchange of shares, merger, consolidation, recapitalization or any other corporate event affecting the Common Stock or the share price of the Common Stock.

     9.4 Change in Control Transactions. In the event of any transaction resulting in a Change in Control of the Company, outstanding stock options and other Awards that are payable in or convertible into Common Stock under the Plan will terminate upon the effective time of such Change in Control unless provision is made in connection with the transaction for the continuation or assumption of such Awards by, or for the substitution of the equivalent awards of, the surviving or successor entity or a parent thereof. Notwithstanding the foregoing, the terms of the Grant Agreement shall control to the extent that it otherwise provides different treatment for an Award in the event of any transaction resulting in a Change in Control of the Company. In the event of such termination as described in the first sentence hereof, (A) the outstanding stock options and other Awards that will terminate upon the effective time of the Change in Control shall become fully vested immediately before the effective time of the Change in Control, and (B) the holders of stock options and other Awards under the Plan will be permitted, immediately before the Change in Control, to exercise or convert all portions of such stock options or other Awards under the Plan that are then exercisable or convertible or which become exercisable or convertible upon or immediately prior to the effective time of the Change in Control.

     9.5 Unusual or Nonrecurring Events. The Committee shall make, in its discretion, and without the consent of holders of Awards, and subject to the limitations of Sections 8.3.2 and 8.4.2, adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines, that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

     9.6 Limitation on Share Issuances. Notwithstanding any other provision of the Plan to the contrary, for the period commencing on January 1, 2009 and ending on December 31, 2011, the number of shares of Common Stock subject to Awards granted under the Plan and under any other equity compensation plan of the Company shall be limited to an average of 4.01% of the Company’s weighted average basic shares of Common Stock outstanding, which is the “burn rate” limit established by Institutional Shareholder Services for the Company’s industry peer group. For purposes of the calculation used to determine compliance with the limitation described in the foregoing sentence, the number of shares of Common Stock granted in a calendar year under the Plan, with respect to Awards described in Sections 8.5 through 8.8 shall count as (i) 1.5 shares of Common Stock, if the Company’s annual Common Stock price volatility is 54.6% or higher, (ii) two shares of Common Stock, if the Company’s annual Common Stock price volatility is between 36.1% and 54.6%, (iii) 2.5 shares of Common Stock, if the Company’s annual Common Stock price volatility is between 24.9% and 36.1%, (iv) three shares of Common Stock, if the Company’s annual Common Stock price volatility is between 16.5% and 24.9%, (v) 3.5 shares of Common Stock, if the Company’s annual Common Stock price volatility is between 7.9% and 16.5%, and (vi) four shares of Common Stock, if the Company’s annual Common Stock price volatility is less than 7.9%.

ARTICLE X

COMPLIANCE WITH OTHER LAWS AND REGULATIONS

     The Plan, the grant of Awards, and the issuance and delivery of shares of Common Stock hereunder shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by such governmental or regulatory agency or national securities exchange as may be required. The Company shall not be required to issue any shares of Common Stock if the issuance of such shares shall constitute a violation of any provisions of any law or regulation of any governmental authority or national securities exchange. If at any time the Committee determines that the delivery of Common Stock under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or federal, state or foreign securities laws, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Committee determines that such delivery is lawful. The Company shall have no obligation to effect any registration or qualification of the Common Stock under federal, state, local or foreign laws. A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval that the Company deems necessary or appropriate. To the extent applicable, Awards under the Plan are intended to satisfy the requirements of Rule 16b-3 under the Exchange Act. If any provision of the Plan or any grant of an Award would otherwise conflict with this intent, that provision will be interpreted and deemed amended so as to avoid conflict. No Participant will be entitled to a grant, exercise, transfer or payment of any Award if the grant, exercise, transfer or payment would violate the provisions of the Sarbanes-Oxley Act of 2002 or any other applicable law. The Committee may take such actions as it deems appropriate to ensure that the Plan and Awards hereunder may comply with any tax, securities or applicable law. Nothing herein shall restrict the Committee’s ability to exercise its discretionary authority as provided in the Plan. Any determination in this connection by the Committee shall be final, binding, and conclusive.

ARTICLE XI

MODIFICATION AND TERMINATION

     11.1 General Provisions. The Board may terminate, amend or modify the Plan or any portion hereof at any time; provided, however, that without the approval of the Company’s stockholders, no such amendment or modification shall be made that (i) would increase the total number of shares of Common Stock that may be granted under the Plan, in the aggregate, with respect to any type of Award, or with respect to any individual during any one calendar year, as provided in Section 9.1 of the Plan, in either case except as provided in Sections 9.2 through 9.5, or (ii) is required to be submitted to stockholders of the Company for approval pursuant to applicable law or the rules and regulations of the Securities and Exchange Commission, the New York Stock Exchange or any other governmental or regulatory authority (including any other securities exchange) to which the Company is subject or on which the Company’s equity securities are then listed. Except as otherwise determined by the Board, termination of the Plan shall not affect the Committee’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination. Except as specifically provided otherwise in the Plan, no amendment or termination of the Plan shall adversely affect the rights of a Participant that has been established prior to such amendment or termination absent the written consent of the affected Participant. Notwithstanding the foregoing, any amendment or modification of the Plan may be made (including retroactively, if necessary) if the Board deems such amendment or modification necessary or proper to bring the Plan into conformity with any law or governmental regulation relating to the Plan or to prevent an amount deferred under the Plan from being subject to any federal, state or local tax prior to the distribution of such deferred amounts in accordance with the terms of the Plan.

     11.2 Tax Law Compliance. To the extent that any provision of the Plan or any Award, or action by the Board or Committee would subject any participant to liability for interest or additional taxes under Code Section 409A(a)(1)(B), it will be deemed null and void, to the extent permitted by law and deemed advisable by the Board. It is intended that the Plan and Awards hereunder will comply with Section 409A to the extent applicable, and the Plan and such Awards shall be interpreted and construed on a basis consistent with such intent. The Plan or any Award hereunder may be amended in any respect deemed necessary (including retroactively) by the Board in order to preserve compliance with Section 409A. The preceding shall not be construed as a guarantee of any particular tax effect for Plan benefits or Awards.

     11.3 Post-Change in Control. Following a Change in Control, no action shall be taken under the Plan that will cause any Award that has previously been determined to be (or is determined to be) subject to Section 409A to fail to comply in any respect with Section 409A without the written consent of the Participant.

     11.4 Awards in Foreign Countries. The Committee has the authority to grant Awards to Eligible Service Providers who are foreign nationals or employed outside the United States on any different terms and conditions than those specified in the Plan that the Committee, in its discretion, believes to be necessary or desirable to accommodate differences in applicable law, tax policy or custom, or to qualify for preferred tax treatment under foreign tax laws or otherwise complying with the regulatory requirements of local or foreign jurisdictions, while furthering the purposes of the Plan. The Committee may also establish or approve any sub-plans to the Plan as it believes to be necessary or appropriate for these purposes without altering the terms of the Plan in effect for other Participants; provided, however, that the Committee may not make any sub-plan that (a) increases the limitations contained in Section 9.1, (b) increases the number of shares available under the Plan, as set forth in Section 9.1; or (c) causes the Plan to cease to satisfy any conditions under Rule 16b-3 under the Exchange Act. Subject to the foregoing, the Committee may amend, modify, administer or terminate such sub-plans, and prescribe, amend and rescind rules and regulations relating to such sub-plans at any time. The Committee may delegate the authority to approve sub-plans to comply with and administer such plans under the laws of jurisdictions outside the U.S. to a committee composed of executive officers, provided, that, such committee of executive officers shall have no power and authority to grant, award, approve, authorize and set the terms of any equity awards under this Plan.

ARTICLE XII

MISCELLANEOUS

     12.1 Taxes and Withholding. As a condition to any payment or distribution pursuant to the Plan, the Company may require a Participant to pay such sum to the Company as may be necessary to discharge its obligations with respect to any taxes, assessments or other governmental charges imposed on property or income received by the Participant thereunder. The Company may deduct or withhold such sum from any payment or distribution to the Participant. For each calendar year in which a Participant receives an Award in connection with the deferral of compensation, the Employer shall withhold from that portion of the Participant’s compensation that is not being deferred, in a manner determined by the Employer, the Participant’s share of FICA and other employment taxes due; provided, however, that the Committee may reduce the applicable amount deferred if necessary to comply with applicable withholding requirements.

     12.2 Substitution of Awards in Mergers and Acquisitions. Awards may be granted under the Plan from time to time in substitution for awards held by employees, officers, consultants or directors of entities who become or are about to become employees, officers, consultants or directors of the Company or any of its Affiliates as a result of a merger or consolidation of the employing entity with the Company or any of its Affiliates, or the acquisition by the Company or any of its Affiliates of the assets or stock of the employing entity. The terms and conditions of any substitute Awards so granted may vary from the terms and conditions set forth herein to the extent that the Committee deems appropriate at the time of grant to conform the substitute Awards to the provisions of the awards for which they are substituted.

     12.3 No Right to Continued Employment. Nothing in the Plan or in any Grant Agreement shall confer any right on an individual to continue in the service of the Company or shall interfere in any way with the right of the Company to terminate such service at any time with or without cause or notice and whether or not such termination results in any adverse effect on the individual’s interests under the Plan. The Plan shall not be deemed to create or confer on any individual any right to be retained in the employment or service of the Employer, nor to create or confer on any individual the right to make a Deferral Election or receive an Award with respect to any future period of service with the Employer. The terms and conditions of an individual’s employment or service with the Employer shall be governed by arrangements entered into independently of the Plan.

     12.4 Unfunded Status of the Plan. Neither the Plan nor any Award hereunder shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person. To the extent that any Participant or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company. With respect to the deferred compensation features of the Plan contained in Article IV through Article VII, the Plan is intended to constitute and at all times shall be interpreted and administered so as to qualify as an unfunded deferred compensation plan for a select group of management and highly compensated employees under the Employee Retirement Income Security Act of 1974, as amended. Restricted Stock Units, Stock Units and cash amounts credited to the Accounts of Participants, and any deemed earnings with respect thereto, shall be reflected in separate bookkeeping reserve accounts and held in the general assets of the Company, and no separate fund or trust shall be created or moneys set aside on account of the Accounts. Nothing contained in the Plan shall constitute a guaranty by the Company or any other person or entity that the assets of the Company will be sufficient to pay any benefit hereunder. Notwithstanding the foregoing, the Committee, in its discretion, may elect to establish a fund (the “Fund”) containing assets equal to the amounts credited to Participants’ Accounts under the Plan, and may elect in its discretion to designate a trustee to hold the Fund in trust; provided, however, that such Fund shall remain a general asset of the Company subject to the rights of creditors of the Company in the event of the Company’s bankruptcy or insolvency as defined in any such trust.

     12.5 Governing Law. The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Committee relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest herein or hereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Maryland, without regard to its conflict of laws principles.

     12.6 Nontransferability and Pledging. No Award or interest of any person or entity in, or right to receive a distribution under, the Plan shall be subject in any manner to sale, transfer, assignment, pledge, attachment, garnishment or other alienation or encumbrance of any kind, other than by will or by the laws of descent and distribution; nor may such Award, interest or right to receive a distribution be taken, either voluntarily or involuntarily for the satisfaction of the debts of, or other obligations or claims against, such person or entity, including claims for alimony, support, separate maintenance and claims in bankruptcy proceedings. No Award and no right under any such Award, may be pledged, attached or otherwise encumbered other than in favor of the Company, and any purported pledge, attachment, or encumbrance thereof other than in favor of the Company shall be void and unenforceable against the Company or any Affiliate.

     12.7 Right to Offset. Notwithstanding any provisions of the Plan to the contrary, the Company may offset amounts to be paid to a Participant (or, in the event of the Participant’s death, to the Participant’s beneficiary or estate) under the Plan against any amounts that such Participant may owe to the Company, except that no such offset shall be permitted to the extent that such an offset would result in adverse tax consequences to the Participant under Section 409A.

     12.8 Availability of Rights. All rights with respect to an Award or an Account, including Restricted Stock Units or Stock Units credited thereto, will be available during the Participant’s lifetime only to the Participant or the Participant’s legally authorized guardian or personal representative. The Committee may, in its discretion, require a Participant’s guardian or personal representative to supply it with evidence that the Committee deems necessary to establish the authority of the guardian or personal representative to act on behalf of the Participant.

     12.9 Severability. If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable, or as to any individual or Award, or would disqualify the Plan or any Award, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such individual or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

     12.10 Share Certificates. All certificates for shares of Common Stock delivered under the Plan pursuant to any Award shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which such shares are then listed, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. To the extent that the Committee provides for the issuance of Common Stock, the issuance may be affected on a non-certificated basis, subject to applicable law or the applicable rules of any applicable stock exchange.

     12.11 Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional shares, or whether such fractional shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

     12.12 Treatment for Other Compensation Purposes. Payments and other benefits received by a Participant pursuant to an Award shall not be deemed part of a Participant’s regular, recurring compensation for purposes of any termination, indemnity or severance pay laws and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company, unless expressly so provided by such other plan, contract or arrangement.

     12.13 Code Section 83(b) Elections. The Company, its Affiliates and the Committee have no responsibility for any election, attempt to elect or failure to elect to include the value of a restricted stock Award or other Award subject to Code Section 83 in the gross income of a Participant for the year of payment pursuant to Code Section 83(b). Any Participant who makes an election pursuant to Code Section 83(b) will promptly provide the Committee with a copy of the executed election form.

     12.14 No Obligation to Exercise Awards; No Right to Notice of Expiration Date. The grant of an Award of a stock option or SAR will impose no obligation upon the Participant to exercise the Award. The Company, its Affiliates and the Committee have no obligation to inform a Participant of the date on which any Award lapses.

     12.15 Furnishing Information. A Participant will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

     12.16 Headings. Section headings are used in this Plan for convenience of reference only and shall not affect the meaning of any provision of the Plan.

     12.17 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein will also include the feminine, and the plural will include the singular and the singular will include the plural.

     12.18 Effective Date. The Plan was adopted by the Board on March 29, 2006, subject to approval by the Company’s stockholders. The Plan shall be effective as of June 6, 2006 (the “Effective Date”). No Award shall be granted under the Plan after the tenth anniversary of the Effective Date. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

     12.19 Effect on Other Plans. The FTI Consulting, Inc. 2006 Global Long-Term Incentive Plan, the FTI Consulting, Inc. 2004 Long-Term Incentive Plan and the FTI Consulting, Inc. Non-Employee Director Compensation Plan shall remain in full force and effect on and after the Effective Date. Nothing contained in the Plan shall be deemed to preclude other compensation or equity plans that may be in effect from time to time or be construed to limit the authority of the Company to exercise its corporate rights and powers.

ARTICLE XIII

CLAIMS PROCEDURES

     13.1 Initial Claims. In the event that a dispute arises over any payment under the Plan and the payment is not paid or delivered to the Participant (or to the Participant’s estate in the case of the Participant’s death), the claimant of such payment must file a written claim with the Committee within 60 days from the date payment or delivery is refused. The Committee shall review the written claim and, if the claim is denied in whole or in part, shall provide, in writing and within 90 days of receipt of such claim, the specific reasons for such denial and reference to the provisions of the Plan (or, if applicable, the FTI Consulting, Inc. Non-Employee Director Compensation Plan) upon which the denial is based and any additional material or information necessary to perfect the claim. Such written notice shall further indicate the steps to be taken by the claimant if a further review of the claim denial is desired.

     13.2 Appeals. If the claimant desires a second review, such claimant shall notify the Committee in writing within 60 days of the first claim denial. The claimant may review the Plan or any documents relating thereto and submit any written issues and comments that the claimant may deem appropriate. In its discretion, the Committee shall then review the second claim and provide a written decision within 60 days of receipt of such claim. This decision shall likewise state the specific reasons for the decision and shall include reference to specific provisions of the Plan (or, if applicable, the FTI Consulting, Inc. Non-Employee Director Compensation Plan) upon which the decision is based.

FTI CONSULTING, INC.
2009 OMNIBUS INCENTIVE COMPENSATION PLAN

(Amended and Restated Effective as of ______ __, 2010)

i

ATTN: JOANNE CATANESE, CORPORATE SECRETARY FTI CONSULTING, INC. 500 EAST PRATT STREET, SUITE 1400 BALTIMORE, MD 21202
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M24692-P89967	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
FTI CONSULTING, INC.

The Board of Directors recommends that
you vote FOR the following:
Vote on Directors

1.	Election of Four Class II Directors
Nominees:

	01)	Brenda J. Bacon
	02)	James W. Crownover
	03)	Dennis J. Shaughnessy
	04)	George P. Stamas

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

☐	☐	☐

Vote on Proposals		For	Against	Abstain

The Board of Directors recommends you vote FOR the following proposals:

2.	APPROVE THE AMENDMENT TO THE FTI CONSULTING, INC. 2009 OMNIBUS INCENTIVE COMPENSATION PLAN TO INCREASE BY 4,500,000 SHARES THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED AND RESERVED FOR ISSUANCE UNDER THE PLAN.	☐	☐	☐

3.	RATIFY THE RETENTION OF KPMG LLP AS FTI CONSULTING, INC.’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2010.	☐	☐	☐

NOTE: Such other business that may properly come before the meeting and any adjournment or postponement thereof to the extent permitted by applicable law.

	Yes	No

Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by a duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M24693-P89967

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

FTI CONSULTING, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE

The undersigned stockholder(s) of FTI Consulting, Inc. (the "Company") hereby appoint(s) Messrs. Jack B. Dunn, IV and David G. Bannister, and each of them singly, as proxies, each with full power of substitution, for and in the name of the undersigned at the Annual Meeting of Stockholders of FTI Consulting, Inc. to be held on June 2, 2010 at the executive office of the Company located at 777 South Flagler Drive, Phillips Point, Suite 1500 West Tower, West Palm Beach, Florida 33401 at 9:30 a.m. Eastern Time, and at any and all adjournments thereof, to vote all shares of common stock of said Company held of record by the undersigned on April 1, 2010, as if the undersigned were present and voting the shares.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY SIGNED WILL BE VOTED IN THE MANNER DIRECTED. IN THE ABSENCE OF ANY DIRECTION, THE SHARES WILL BE VOTED FOR EACH NOMINEE NAMED IN PROPOSAL 1, FOR PROPOSAL 2 AND FOR PROPOSAL 3, AND IN ACCORDANCE WITH THE PROXIES' DISCRETION ON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF TO THE EXTENT PERMITTED BY LAW.

(Continued and to be signed on the reverse side)